                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series, ChoicePlus(SM)
                                     Design
               ChoicePlus(SM) Signature, ChoicePlus(SM) Rollover

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share
       ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
        ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series
                ChoicePlus(SM) Design, ChoicePlus(SM) Signature

                 Supplement to the Prospectus dated May 1, 2013

This Supplement outlines a change to one of the investment options which will be added to your product on May 20, 2013. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP RPM FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO. The name of the LVIP RPM Fidelity(R) VIP Contrafund(R) Portfolio should be replaced throughout the prospectus with LVIP RPM VIP CONTRAFUND(R) PORTFOLIO. The fees and investment objective of the fund are not impacted by this change.

This supplement is dated May 1, 2013.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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Lincoln ChoicePlusSM Design
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

These contracts are primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

Expenses for contracts offering a Bonus Credit may be higher. Because of this, the amount of the Bonus Credits may, over time, be offset by additional fees and charges.

All Purchase Payments (and any applicable Bonus Credits and Persistency Credits) for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio*, ** AllianceBernstein VPS International Value Portfolio*, ** AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Products II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund*, **

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP Portfolio*, **
     DWS Small Cap Index VIP Portfolio*, **

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio*, **

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*, **
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*

The Huntington Funds:
     Huntington VA Balanced Fund*
     Huntington VA Dividend Capture Fund*

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
     (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly LVIP J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Fund)
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund*
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP RPM BlackRock Global Allocation V.I. Fund*
     LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio* LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund*
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund*
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund

2
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     LVIP Protected Profile Moderate Fund

Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*, **

     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*, **
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or after May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

***"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    19
The Lincoln National Life Insurance Company                    23
Variable Annuity Account (VAA)                                 24
Investments of the Variable Annuity Account                    24
Charges and Other Deductions                                   31
The Contracts                                                  45
 Contracts Offered in this Prospectus                          45
 Purchase Payments                                             46
 Bonus Credits                                                 46
 Persistency Credits                                           47
 Transfers On or Before the Annuity Commencement Date          48
 Surrenders and Withdrawals                                    51
 Death Benefit                                                 54
 Investment Requirements                                       58
 Living Benefit Riders                                         64
 Lincoln Lifetime IncomeSM Advantage 2.0                       65
 Lincoln Lifetime IncomeSM Advantage                           76
 Lincoln SmartSecurity (Reg. TM) Advantage                     85
 4LATER (Reg. TM) Advantage Protected Funds                    90
 i4LIFE (Reg. TM) Advantage                                    93
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     98
 4LATER (Reg. TM) Advantage                                   105
 Lincoln Long-Term CareSM Advantage                           109
Annuity Payouts                                               132
 Fixed Side of the Contract                                   140
Distribution of the Contracts                                 143
Federal Tax Matters                                           144
Additional Information                                        150
 Voting Rights                                                150
 Return Privilege                                             150
 Other Information                                            151
Legal Proceedings                                             151
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   152
Appendix A - Condensed Financial Information                  A-1
 Design 1                                                     A-1
 Design 2                                                     A-13
 Design 3                                                     A-25

4
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Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds if you adhere to certain Investment Requirements.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments and corresponding Bonus Credits received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus Credit-If you select Design 3, the additional amount credited to the contract for each Purchase Payment.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Earnings-The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln Long-Term CareSM Advantage - An option that provides monthly payments, tax free, to help pay for long-term care in the event you become chronically ill or suffer cognitive impairment, and are receiving long-term care services that qualify for coverage under the rider, if certain conditions are met.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-If you select Design 2 or Design 3, the additional amount credited to the contract after a specified contract anniversary.

Purchase Payments-Amounts paid into the contract other than Bonus Credits and Persistency Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals - A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the Design products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES


Accumulation Phase:
                                                                                           Design 1   Design 2   Design 3
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1.........   6.0%       6.0%       8.5%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under
Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 For both Design 1 and Design 3, the surrender charge percentage is reduced over a 7-year period at the following rates: Design 1 - 6%, 6%, 5%, 5%, 4%, 3%, 2%; Design 3 - 8.5%, 8%, 7%, 6%, 5%, 4%, 3%. For Design 2, the surrender charge percentage is reduced over a 4-year period at the following rate: 6%, 6%, 5%, 5%. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


                                                                                 Design 1     Design 2     Design 3
Annual Account Fee:1............................................................ $ 35         $ 35         $ 35
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge............................................. 1.00%        1.45%        1.45%
  Administrative Charge......................................................... 0.10%        0.10%        0.10%
  Total Separate Account Expenses............................................... 1.10%        1.55%        1.55%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge............................................. 1.05%        1.50%        1.50%
  Administrative Charge......................................................... 0.10%        0.10%        0.10%
  Total Separate Account Expenses............................................... 1.15%        1.60%        1.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge............................................. 1.30%        1.75%        1.75%

  Administrative Charge....................    0.10%      0.10%      0.10%
  Total Separate Account Expenses..........    1.40%      1.85%      1.85%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge........    1.50%      1.95%      1.95%
  Administrative Charge....................    0.10%      0.10%      0.10%
  Total Separate Account Expenses..........    1.60%      2.05%      2.05%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage10:
  Acceleration Benefit Charge11
   Guaranteed Maximum Charge Level Benefit or Growth Benefit....................     1.50%       N/A
   Current Charge Level Benefit.................................................     0.35%       N/A
   Current Charge Growth Benefit................................................     0.50%       N/A
  Extension Benefit Charge12
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge13
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.12%       N/A


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.10% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial Purchase Payment and any Bonus Credit or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment and any Bonus Credit or Contract Value at the time of election) as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment and any Bonus Credits or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment and any Bonus Credit or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.

9 As an annualized percentage of the Income Base (initial Purchase Payment and any Bonus Credit or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

10 Lincoln Long-Term CareSM Advantage is not available on the Design 3 contract or with the EEB Death Benefit.

11 The Acceleration Benefit Charge percentage rate is assessed against the LTC
   Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

12 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.



                                    TABLE B


                                                                              Design 1        Design 2        Design 3
Annual Account Fee:1......................................................    $ 35            $ 35            $ 35
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................    1.50%           1.95%           1.95%
  Guarantee of Principal Death Benefit....................................    1.55%           2.00%           2.00%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................    1.80%           2.25%           2.25%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4):3,4
                                        Design 1               Design 2                      Design 3
                                        Single      Joint      Single      Joint      Single      Joint
                                         Life        Life       Life        Life       Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge.........     3.50%      3.50%       3.95%      3.95%       3.95%      3.95%
  Current Charge....................     2.15%      2.35%       2.60%      2.80%       2.60%      2.80%
Guarantee of Principal Death Benefit

  Guaranteed Maximum Charge......................    3.55%      3.55%      4.00%      4.00%      4.00%      4.00%
  Current Charge.................................    2.20%      2.40%      2.65%      2.85%      2.65%      2.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.80%      3.80%      4.25%      4.25%      4.25%      4.25%
  Current Charge.................................    2.45%      2.65%      2.90%      3.10%      2.90%      3.10%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit                                                          Design 1      Design 2      Design 3
  Guaranteed Maximum Charge......................................................      3.00%         3.45%         3.45%
  Current Charge.................................................................      2.00%         2.45%         2.45%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................      3.05%         3.50%         3.50%
  Current Charge.................................................................      2.05%         2.50%         2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................      3.30%         3.75%         3.75%
  Current Charge.................................................................      2.30%         2.75%         2.75%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.50% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.50%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.50%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C


                                                                                       Design 1    Design 2    Design 3
Annual Account Fee:1.......................................                           $ 35        $ 35         $ 35
                                                            Design 1         Design 2                      Design 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) for purchasers who previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Single   Joint   Single     Joint       Single       Joint
Advantage Protected Funds:.................................  Life     Life    Life       Life        Life        Lif  e
Separate Account Annual Expenses (as a percentage of
average daily net assets in the Subaccounts):
  Account Value Death Benefit..............................  1.10%   1.10%    1.55%   1.55%       1.55%        1.55%
  Guarantee of Principal Death Benefit.....................  1.15%   1.15%    1.60%   1.60%       1.60%        1.60%
  Enhanced Guaranteed Minimum Death Benefit
   (EGMDB).................................................  1.40%   1.40%    1.85%   1.85%       1.85%        1.85%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4):2,3
  Guaranteed Maximum Charge................................  2.00%   2.00%    2.00%   2.00%       2.00%        2.00%

  Current Charge........    1.05%      1.25%      1.05%      1.25%      1.05%      1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
  TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D


                                                                                           Design 1     Design 2     Design 3
Annual Account Fee:1...................................................................... $ 35         $ 35         $ 35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers
who previously purchased 4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge............................................................... 3.00%        3.45%        3.45%
  Current Charge.......................................................................... 2.15%        2.60%        2.60%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge............................................................... 3.05%        3.50%        3.50%
  Current Charge.......................................................................... 2.20%        2.65%        2.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge............................................................... 3.30%        3.75%        3.75%
  Current Charge.......................................................................... 2.45%        2.90%        2.90%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.50%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.50%     2.21%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.50%     1.85%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:


(as a percentage of each fund's average net assets):

                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio                 0.75%             0.25%             0.24%
AllianceBernstein VPS Growth and Income Portfolio                      0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio                    0.75%             0.25%             0.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.07%
American Century VP Inflation Protection Fund                          0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                        0.71%             0.25%             0.04%
American Funds Growth Fund                                             0.33%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.02%
American Funds International Fund                                      0.50%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.63%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.25%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.48%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                          0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series (2)                                0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.34%             0.25%             0.29%
DWS Equity 500 Index VIP Portfolio(4)                                  0.20%             0.25%             0.15%
DWS Small Cap Index VIP Portfolio(5)                                   0.35%             0.25%             0.20%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                  0.56%             0.25%             0.08%
Fidelity (Reg. TM) VIP Growth Portfolio                                0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                               0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Overseas Portfolio                              0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                 0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                   0.51%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                   0.60%             0.25%             0.11%
FTVIPT Templeton Global Bond Securities Fund                           0.46%             0.25%             0.09%
FTVIPT Templeton Growth Securities Fund                                0.74%             0.25%             0.04%
Huntington VA Balanced Fund(6)                                         0.10%             0.00%             0.31%
Huntington VA Dividend Capture Fund                                    0.60%             0.00%             0.35%
LVIP American Global Growth Fund(7)                                    0.53%             0.55%             0.26%
LVIP American Global Small Capitalization(7)                           0.71%             0.55%             0.27%
LVIP American Growth Fund(8)                                           0.33%             0.55%             0.11%
LVIP American Growth-Income Fund(8)                                    0.27%             0.55%             0.11%
LVIP American International Fund(9)                                    0.49%             0.55%             0.17%
LVIP Baron Growth Opportunities Fund(10)                               1.00%             0.25%             0.08%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio               0.00%           1.24%           0.00%       1.24%
AllianceBernstein VPS Growth and Income Portfolio                    0.00%           0.85%           0.00%       0.85%
AllianceBernstein VPS International Value Portfolio                  0.00%           1.06%           0.00%       1.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.07%           0.00%       1.07%
American Century VP Inflation Protection Fund                        0.00%           0.73%           0.00%       0.73%
American Funds Global Growth Fund                                    0.00%           0.81%           0.00%       0.81%
American Funds Global Small Capitalization Fund                      0.00%           1.00%           0.00%       1.00%
American Funds Growth Fund                                           0.00%           0.60%           0.00%       0.60%
American Funds Growth-Income Fund                                    0.00%           0.54%           0.00%       0.54%
American Funds International Fund                                    0.00%           0.79%           0.00%       0.79%
BlackRock Global Allocation V.I. Fund(1)                             0.01%           1.15%           0.00%       1.15%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%       0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.70%          -0.05%       1.65%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.87%          -0.05%       0.82%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%       1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                        0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Value Series (2)                              0.00%           1.03%          -0.05%       0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.28%           2.16%          -0.31%       1.85%
DWS Equity 500 Index VIP Portfolio(4)                                0.00%           0.60%           0.00%       0.60%
DWS Small Cap Index VIP Portfolio(5)                                 0.00%           0.80%          -0.06%       0.74%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                0.00%           0.89%           0.00%       0.89%
Fidelity (Reg. TM) VIP Growth Portfolio                              0.00%           0.91%           0.00%       0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                             0.00%           0.90%           0.00%       0.90%
Fidelity (Reg. TM) VIP Overseas Portfolio                            0.00%           1.10%           0.00%       1.10%
FTVIPT Franklin Income Securities Fund                               0.00%           0.72%           0.00%       0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                 0.00%           1.05%           0.00%       1.05%
FTVIPT Mutual Shares Securities Fund                                 0.00%           0.96%           0.00%       0.96%
FTVIPT Templeton Global Bond Securities Fund                         0.00%           0.80%           0.00%       0.80%
FTVIPT Templeton Growth Securities Fund                              0.00%           1.03%           0.00%       1.03%
Huntington VA Balanced Fund(6)                                       1.01%           1.42%          -0.31%       1.11%
Huntington VA Dividend Capture Fund                                  0.01%           0.96%           0.00%       0.96%
LVIP American Global Growth Fund(7)                                  0.00%           1.34%          -0.13%       1.21%
LVIP American Global Small Capitalization(7)                         0.00%           1.53%          -0.13%       1.40%
LVIP American Growth Fund(8)                                         0.00%           0.99%           0.00%       0.99%
LVIP American Growth-Income Fund(8)                                  0.00%           0.93%           0.00%       0.93%
LVIP American International Fund(9)                                  0.00%           1.21%          -0.02%       1.19%
LVIP Baron Growth Opportunities Fund(10)                             0.00%           1.33%          -0.04%       1.29%

                                                                                                          Other
                                                                     Management         12b-1 Fees        Expenses
                                                                     Fees (before       (before any       (before any
                                                                     any waivers/       waivers/          waivers/
                                                                     reimburse-         reimburse-        reimburse-
                                                                     ments)         +   ments)        +   ments)        +
LVIP BlackRock Emerging Markets RPM Fund(11)                             0.55%             0.25%             0.45%
LVIP BlackRock Equity Dividend RPM Fund(12)                              0.75%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(13)                         0.44%             0.25%             0.07%
LVIP Capital Growth Fund                                                 0.70%             0.25%             0.08%
LVIP Clarion Global Real Estate Fund(14)                                 0.95%             0.25%             0.12%
LVIP Columbia Small-Mid Cap Growth RPM Fund(15)                          0.87%             0.25%             0.15%
LVIP Delaware Bond Fund                                                  0.31%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                             0.60%             0.25%             0.09%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(16)        0.75%             0.25%             0.16%
LVIP Delaware Growth and Income Fund                                     0.35%             0.35%             0.06%
LVIP Delaware Social Awareness Fund                                      0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                 0.40%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity RPM Fund(17)                            0.25%             0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund(17)                                0.25%             0.25%             0.14%
LVIP Dimensional/Vanguard Total Bond Fund(18)                            0.25%             0.25%             0.10%
LVIP Global Income Fund(19)                                              0.65%             0.25%             0.11%
LVIP JPMorgan High Yield Fund                                            0.65%             0.25%             0.10%
LVIP JPMorgan Mid Cap Value RPM Fund(20)                                 1.05%             0.25%             0.17%
LVIP MFS International Growth Fund(21)                                   0.91%             0.25%             0.15%
LVIP MFS International Growth RPM Fund(22)                               0.85%             0.25%             0.15%
LVIP MFS Value Fund                                                      0.63%             0.25%             0.06%
LVIP Mid-Cap Value Fund(23)                                              0.92%             0.25%             0.13%
LVIP Mondrian International Value Fund                                   0.75%             0.25%             0.08%
LVIP Money Market Fund                                                   0.37%             0.25%             0.06%
LVIP Protected Profile 2010 Fund(24)                                     0.25%             0.25%             0.29%
LVIP Protected Profile 2020 Fund(24)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2030 Fund(24)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2040 Fund(24)                                     0.25%             0.25%             0.15%
LVIP Protected Profile Conservative Fund(25)                             0.25%             0.25%             0.04%
LVIP Protected Profile Growth Fund(25)                                   0.25%             0.25%             0.02%
LVIP Protected Profile Moderate Fund(25)                                 0.25%             0.25%             0.02%
LVIP RPM BlackRock Global Allocation V.I. Fund(26)                       0.75%             0.35%             0.10%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(27)       0.70%             0.35%             0.16%
LVIP SSgA Bond Index Fund(28)                                            0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(29)                         0.25%             0.25%             0.18%
LVIP SSgA Conservative Structured Allocation Fund(29)                    0.25%             0.25%             0.06%
LVIP SSgA Developed International 150 Fund(30)                           0.75%             0.25%             0.10%
LVIP SSgA Emerging Markets 100 Fund(31)                                  1.09%             0.25%             0.16%
LVIP SSgA Global Tactical Allocation RPM Fund(32)                        0.25%             0.25%             0.05%
LVIP SSgA International Index Fund(33)                                   0.40%             0.25%             0.14%
LVIP SSgA Large Cap 100 Fund(34)                                         0.52%             0.25%             0.06%
LVIP SSgA Large Cap RPM Fund(35)                                         0.70%             0.25%             0.40%
LVIP SSgA Moderate Index Allocation Fund(36)                             0.25%             0.25%             0.09%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                     Acquired       (before any   waivers/      Contractual
                                                                     Fund           waivers/      reimburse-    waivers/
                                                                     Fees and       reimburse-    ments         reimburse-
                                                                     Expenses   =   ments)        (if any)      ments)
LVIP BlackRock Emerging Markets RPM Fund(11)                           0.07%           1.32%          -0.20%       1.12%
LVIP BlackRock Equity Dividend RPM Fund(12)                            0.00%           1.08%          -0.07%       1.01%
LVIP BlackRock Inflation Protected Bond Fund(13)                       0.03%           0.79%           0.00%       0.79%
LVIP Capital Growth Fund                                               0.00%           1.03%           0.00%       1.03%
LVIP Clarion Global Real Estate Fund(14)                               0.00%           1.32%          -0.23%       1.09%
LVIP Columbia Small-Mid Cap Growth RPM Fund(15)                        0.00%           1.27%          -0.07%       1.20%
LVIP Delaware Bond Fund                                                0.00%           0.73%           0.00%       0.73%
LVIP Delaware Diversified Floating Rate Fund                           0.00%           0.94%           0.00%       0.94%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(16)      0.03%           1.19%          -0.18%       1.01%
LVIP Delaware Growth and Income Fund                                   0.00%           0.76%           0.00%       0.76%
LVIP Delaware Social Awareness Fund                                    0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                               0.00%           0.82%           0.00%       0.82%
LVIP Dimensional Non-U.S. Equity RPM Fund(17)                          0.46%           1.21%          -0.15%       1.06%
LVIP Dimensional U.S. Equity RPM Fund(17)                              0.25%           0.89%          -0.04%       0.85%
LVIP Dimensional/Vanguard Total Bond Fund(18)                          0.17%           0.77%          -0.05%       0.72%
LVIP Global Income Fund(19)                                            0.00%           1.01%          -0.05%       0.96%
LVIP JPMorgan High Yield Fund                                          0.00%           1.00%           0.00%       1.00%
LVIP JPMorgan Mid Cap Value RPM Fund(20)                               0.00%           1.47%          -0.09%       1.38%
LVIP MFS International Growth Fund(21)                                 0.00%           1.31%          -0.10%       1.21%
LVIP MFS International Growth RPM Fund(22)                             0.96%           2.21%          -0.80%       1.41%
LVIP MFS Value Fund                                                    0.00%           0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund(23)                                            0.00%           1.30%          -0.01%       1.29%
LVIP Mondrian International Value Fund                                 0.00%           1.08%           0.00%       1.08%
LVIP Money Market Fund                                                 0.00%           0.68%           0.00%       0.68%
LVIP Protected Profile 2010 Fund(24)                                   0.42%           1.21%          -0.24%       0.97%
LVIP Protected Profile 2020 Fund(24)                                   0.44%           1.05%          -0.06%       0.99%
LVIP Protected Profile 2030 Fund(24)                                   0.46%           1.07%          -0.06%       1.01%
LVIP Protected Profile 2040 Fund(24)                                   0.48%           1.13%          -0.10%       1.03%
LVIP Protected Profile Conservative Fund(25)                           0.48%           1.02%           0.00%       1.02%
LVIP Protected Profile Growth Fund(25)                                 0.50%           1.02%           0.00%       1.02%
LVIP Protected Profile Moderate Fund(25)                               0.52%           1.04%           0.00%       1.04%
LVIP RPM BlackRock Global Allocation V.I. Fund(26)                     0.74%           1.94%          -0.75%       1.19%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(27)     0.64%           1.85%          -0.76%       1.09%
LVIP SSgA Bond Index Fund(28)                                          0.00%           0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund(29)                       0.36%           1.04%          -0.23%       0.81%
LVIP SSgA Conservative Structured Allocation Fund(29)                  0.37%           0.93%          -0.11%       0.82%
LVIP SSgA Developed International 150 Fund(30)                         0.00%           1.10%          -0.41%       0.69%
LVIP SSgA Emerging Markets 100 Fund(31)                                0.00%           1.50%          -0.74%       0.76%
LVIP SSgA Global Tactical Allocation RPM Fund(32)                      0.32%           0.87%           0.00%       0.87%
LVIP SSgA International Index Fund(33)                                 0.00%           0.79%          -0.04%       0.75%
LVIP SSgA Large Cap 100 Fund(34)                                       0.00%           0.83%          -0.20%       0.63%
LVIP SSgA Large Cap RPM Fund(35)                                       0.25%           1.60%          -0.85%       0.75%
LVIP SSgA Moderate Index Allocation Fund(36)                           0.36%           0.95%          -0.14%       0.81%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP SSgA Moderate Structured Allocation Fund(37)                    0.25%             0.25%             0.04%
LVIP SSgA Moderately Aggressive Index Allocation Fund(38)            0.25%             0.25%             0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(39)       0.25%             0.25%             0.04%
LVIP SSgA S&P 500 Index Fund                                         0.19%             0.25%             0.06%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.09%
LVIP SSgA Small-Cap RPM Fund(40)                                     0.90%             0.25%             0.40%
LVIP SSgA Small-Mid Cap 200 Fund(41)                                 0.69%             0.25%             0.08%
LVIP T. Rowe Price Growth Stock Fund                                 0.72%             0.25%             0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth RPM Fund                                       0.73%             0.25%             0.10%
LVIP UBS Large Cap Growth RPM Fund(42)                               0.75%             0.25%             0.09%
LVIP Vanguard Domestic Equity ETF Fund(43)                           0.25%             0.25%             0.14%
LVIP Vanguard International Equity ETF Fund(44)                      0.25%             0.25%             0.21%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.07%
MFS (Reg. TM) VIT Total Return Series(45)                            0.75%             0.25%             0.05%
MFS (Reg. TM) VIT Utilities Series                                   0.74%             0.25%             0.08%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio               0.85%             0.00%             0.22%
Neuberger Berman AMT Mid-Cap Growth Portfolio                        0.84%             0.00%             0.15%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(46)       0.74%             0.25%             0.11%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP SSgA Moderate Structured Allocation Fund(37)                  0.37%           0.91%          -0.10%       0.81%
LVIP SSgA Moderately Aggressive Index Allocation Fund(38)          0.34%           0.93%          -0.14%       0.79%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(39)     0.39%           0.93%          -0.10%       0.83%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.50%           0.00%       0.50%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.66%           0.00%       0.66%
LVIP SSgA Small-Cap RPM Fund(40)                                   0.41%           1.96%          -1.05%       0.91%
LVIP SSgA Small-Mid Cap 200 Fund(41)                               0.00%           1.02%          -0.32%       0.70%
LVIP T. Rowe Price Growth Stock Fund                               0.00%           1.05%           0.00%       1.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%       1.07%
LVIP Templeton Growth RPM Fund                                     0.00%           1.08%           0.00%       1.08%
LVIP UBS Large Cap Growth RPM Fund(42)                             0.00%           1.09%          -0.11%       0.98%
LVIP Vanguard Domestic Equity ETF Fund(43)                         0.11%           0.75%          -0.09%       0.66%
LVIP Vanguard International Equity ETF Fund(44)                    0.19%           0.90%          -0.16%       0.74%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.07%           0.00%       1.07%
MFS (Reg. TM) VIT Total Return Series(45)                          0.00%           1.05%          -0.03%       1.02%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.07%           0.00%       1.07%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio             0.00%           1.07%           0.00%       1.07%
Neuberger Berman AMT Mid-Cap Growth Portfolio                      0.00%           0.99%           0.00%       0.99%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(46)     0.14%           1.24%          -0.14%       1.10%

(1) Other Expenses have been restated to reflect current fees.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 to April 30, 2014.

(3) Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.28%). The agreement may be terminated with the consent of the fund's Board.

(4) Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at a ratio no higher than 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

(5) Effective Oct. 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest expense.

(6) Huntington Asset Advisors, Inc. (the "Advisor") has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund's total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.10% of the Fund's daily net assets through April 30, 2014.

(7) The amounts set forth under ""Management Fee"" and ""Other Expenses"" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2014.

(8) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.

(9) The amounts set forth under ""Management Fee"" and ""Other Expenses"" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2014.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund

    Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(11) Other Expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 1.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $250 million of average daily net assets of the fund; 0.10% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2014.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2014.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2014.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(17) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. This agreement will continue at least through April 30, 2014.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2014.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(21) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(22) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(24) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(25) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(26) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(27) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2014.

(29) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(32) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(33) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2014.

(34) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(35) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(36) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(37) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(38) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(39) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(40) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(41) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(42) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $100 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(43) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(44) Other Expenses have been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(45) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.

(46) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2014 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
  Design 1..........  $1,202   $2,287    $3,347    $5,742
  Design 2..........  $1,245   $2,406    $3,130    $6,033
  Design 3..........  $1,495   $2,606    $3,630    $6,033

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
  Design 1..........   $602    $1,787    $2,947    $5,742
  Design 2..........   $645    $1,906    $3,130    $6,033
  Design 3..........   $645    $1,906    $3,130    $6,033

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
  Design 1..........  $1,184   $2,273    $3,388    $6,145
  Design 2..........  $1,228   $2,397    $3,184     6,474
  Design 3..........  $1,484   $2,615    $3,713    $6,535

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
  Design 1..........   $584    $1,773    $2,988    $6,145
  Design 2..........   $628    $1,897    $3,184    $6,474
  Design 3..........   $634    $1,915    $3,213    $6,535

The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                                             1 year   3 years   5 years   10 years
                                            -------- --------- --------- ---------
      Growth Benefit Option - Design 1.....  $1,240   $2,403    $3,545    $6,153
      Growth Benefit Option - Design 2.....  $1,284   $2,528    $3,340    $6,481
      Level Benefit Option - Design 1......  $1,289   $2,546    $3,773    $6,559
      Level Benefit Option - Design 2......  $1,333   $2,669    $3,566    $6,878

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

                                              1 year   3 years   5 years   10 years
                                             -------- --------- --------- ---------
      Growth Benefit Option - Design 1......   $640    $1,903    $3,145    $6,153
      Growth Benefit Option - Design 2......   $684    $2,028    $3,340    $6,481
      Level Benefit Option - Design 1.......   $689    $2,046    $3,373    $6,559
      Level Benefit Option - Design 2.......   $733    $2,169    $3,566    $6,878

For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect any applicable Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. You may purchase any one of the contracts offered in this prospectus: Lincoln ChoicePlus Design 1 (standard), Lincoln ChoicePlus Design 2 (4 year surrender charge), and Lincoln ChoicePlus Design 3 (3% enhancement). See The Contracts - Contracts Offered in this Prospectus. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments , Bonus Credits and Persistency Credits, if applicable, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you choose Design 3, you also receive Bonus Credits. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See Charges and Other Deductions.

If you withdraw Purchase Payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn Purchase Payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of Design 1 and Design 3 contracts (and the fourth anniversary of Design 2 contracts) come first from Purchase Payments. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

What is a Bonus Credit and a Persistency Credit? If you purchase Design 3, when Purchase Payments are made, we will credit an additional 3% to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts - Bonus Credits.

If you purchase Design 2, a Persistency Credit of 0.1125% of Contract Value less Purchase Payments that have been in the contract less than four years will be credited on a quarterly basis after the fourth anniversary. See The Contracts - Persistency Credits.

If you purchase Design 3, a Persistency Credit of 0.1125% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Annuity contracts that have no provision for Bonus Credits or Persistency Credits may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Persistency Credits, when available, are designed to fully or partially offset these additional charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage


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

without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment and its corresponding Bonus Credit, if applicable, (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage.

See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is 4LATER (Reg. TM) Advantage Protected Funds? 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The Lincoln Long-Term CareSM Advantage rider is not available on the Design 3 contract. You cannot simultaneously elect the LTC rider with any other Living Benefit rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is currently only available in a limited number of states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any applicable Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


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

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


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

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. For owners of the Design 3 contract, Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.53%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


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

Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or after May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small-Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.
     This fund is not available in contracts issued on or after November 15, 2010.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Global Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund: Long-term capital growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Capital growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth of capital and income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o International Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and, as a secondary objective, high current income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP Portfolio: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP Portfolio: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     This fund is not available in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: To achieve capital appreciation.

  o Mid Cap Portfolio: Long-term growth or capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.

  o Templeton Growth Securities Fund: Long-term capital growth.
    (Sub-advised by Templeton Asset Management Ltd.)
    This fund is not available in contracts issued on or after June 4, 2007.

  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not available in contracts issued on or after June 30, 2009.


The Huntington Funds, advised by Huntington Asset Advisors, Inc.

  o Huntington VA Balanced Fund: Capital appreciation and current income.

  o Huntington VA Dividend Capture Fund: Total return on investment.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP American Global Growth Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund: Growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund: Long-term growth of capital and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
    (Sub-advised by BlackRock Investment Management, LLC)
    (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
    (Sub-advised by Columbia Management Investment Advisers, LLC)
    (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with preservation of capital.

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
    (Sub-advised by J.P. Morgan Investment Management Inc.)
    (formerly LVIP J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management Inc.)
    (formerly LVIP Columbia Value Opportunities Fund)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP RPM BlackRock Global Allocation V.I. Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP RPM Fidelity VIP (Reg. TM) Contrafund (Reg. TM) Portfolio: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
    (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP T. Rowe Price Growth Stock Fund: Long term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
    (Sub-advised by Templeton Investment Counsel, LLC)
    (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)
    (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio: Growth of capital.
     This fund is not available in contracts issued on or after June 4, 2007.

  o Mid Cap Intrinsic Value Portfolio: Growth of capital.
     This fund is not available in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup any Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

For the base contract, we apply a charge to the average daily net asset value of the Subaccounts based on which contract and Death Benefit you choose. Those charges are equal to an annual rate of:



                                                  Guarantee of    Enhanced Guaranteed      Estate
                                Account Value   Principal Death      Minimum Death       Enhancement
                                Death Benefit       Benefit         Benefit (EGMDB)     Benefit (EEB)
                               --------------- ----------------- --------------------- --------------
      Design 1 (standard):
      Mortality and expense risk
  charge......................     1.00%            1.05%               1.30%              1.50%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.10%            1.15%               1.40%              1.60%
      Design 2 (4 year surrender
  charge):
      Mortality and expense risk
  charge......................     1.45%            1.50%               1.75%              1.95%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.55%            1.60%               1.85%              2.05%
      Design 3 (3% enhancement)
      Mortality and expense risk
  charge......................     1.45%            1.50%               1.75%              1.95%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.55%            1.60%               1.85%              2.05%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2012, your first contract anniversary would be on January 1, 2013, your second contract anniversary would be on January 1, 2014, and so forth.



                                                                       Surrender charge as a percentage
                                                                                     of
                                                                        the surrendered or withdrawn
                                                                              Purchase Payments
                                                                       -------------------------------
Number of contract anniversaries since Purchase Payment was invested    Design 1   Design 2   Design 3
---------------------------------------------------------------------- ---------- ---------- ---------
      0...............................................................   6.0%       6.0%       8.5%
      1...............................................................   6.0%       6.0%       8.0%
      2...............................................................   5.0%       5.0%       7.0%
      3...............................................................   5.0%       5.0%       6.0%
      4...............................................................   4.0%       0.0%       5.0%
      5...............................................................   3.0%       0.0%       4.0%
      6...............................................................   2.0%       0.0%       3.0%
      7...............................................................   0.0%       0.0%       0.0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary for Design 1 or Design 3, or fourth anniversary for Design 2, since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o Purchase Payments used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE (Reg. TM) Advantage option. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any Purchase Payments, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the Contractowner or Annuitant;
 o A surrender or annuitization of any applicable Bonus Credits and Persistency Credits;
 o Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;
 o Withdrawals up to the Maximum Annual Withdrawal Amount under the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, or to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
 o LTC Benefits made under the Lincoln Long-Term CareSM Advantage Rider.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable Bonus Credits.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial Purchase Payment; receives a $1,500 Bonus Credit (3%)
  o $30,000 Purchase Payment beginning year 5; receives a $900 Bonus Credit
(3%)
  o $100,000 Contract Value in year 6 ($17,600 attributed to earnings; $2,400 to Bonus Credits; $80,000 to Purchase Payments)
  o $60,000 withdrawal beginning year 6

The $60,000 withdrawal is subject to surrender charges of $2,400 calculated as follows:
  o $10,000 is attributed to the free amount (greater of 10% of Contract Value ($10,000) or 10% of Purchase Payments ($8,000)); therefore, no surrender charges are assessed on the first $10,000
  o $40,000 of the remaining initial Purchase Payment subject to 4% surrender charge = $1,600
  o $10,000 of the next Purchase Payment subject to 8% surrender charge = $800

3. On or after the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable Persistency Credits until exhausted; then
  o from any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial Purchase Payment; receives a $1,500 Bonus Credit (3%)
  o $30,000 Purchase Payment beginning year 5; receives a $900 Bonus Credit
(3%)

  o $150,000 Contract Value in year 9 ($67,600 attributed to earnings and Persistency Credits; $2,400 to Bonus Credits; $80,000 to Purchase Payments)
  o $125,000 withdrawal beginning year 9

$119,100 of the $125,000 withdrawal is not subject to surrender charges, and is broken down as follows:
  o $15,000 attributed to the free amount (greater of 10% of Contract Value ($15,000) or 10% of Purchase Payments ($8,000))
  o $35,000 attributed to remaining initial Purchase Payment not subject to surrender charges (invested more than 7 years)
  o $67,600 attributed to earnings including Persistency Credits (not subject to surrender charges)
  o $1,500 attributed to Bonus Credits on Purchase Payments not subject to surrender charges

$5,900 of the $125,000 withdrawal is subject to a 5% surrender charge since the second Purchase Payment was invested only four Contract Years. The surrender charge is $295.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on Design 3 contracts issued to Selling Group Individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the

Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any applicable Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg.
TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).


The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is:



                                                            Design 1   Design 2   Design 3
                                                           ---------- ---------- ---------
      Account Value Death Benefit.........................   1.50%      1.95%      1.95%
      Guarantee of Principal Death Benefit................   1.55%      2.00%      2.00%
      Enhanced Guaranteed Minimum Death Benefit (EGMDB)...   1.80%      2.25%      2.25%

During the Lifetime Income Period, the charge for all death benefit options is 1.50%. This charge consists of a mortality and expense risk charge, and administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds pay different charges for i4LIFE (Reg. TM) Advantage. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) will become effective as of the next Valuation Date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:




                                                             Design 1
                                                  -----------------------------
i4LIFE (Reg. TM) Advantage Account Value Death               2.15%
 Benefit......................................... (2.00% for version 1, 2, 3)
i4LIFE (Reg. TM) Advantage Guarantee of Principal            2.20%
 Death Benefit................................... (2.05% for version 1, 2, 3)
i4LIFE (Reg. TM) Advantage                                   2.45%
 EGMDB........................................... (2.30% for version 1, 2, 3)



                                                             Design 2                     Design 3
                                                  ----------------------------- ----------------------------
i4LIFE (Reg. TM) Advantage Account Value Death               2.60%                         2.60%
 Benefit......................................... (2.45% for version 1, 2, 3)   (2.45% for version 1, 2, 3)
i4LIFE (Reg. TM) Advantage Guarantee of Principal            2.65%                         2.65%
 Death Benefit................................... (2.50% for version 1, 2, 3)   (2.50% for version 1, 2, 3)
i4LIFE (Reg. TM) Advantage                                   2.90%                         2.90%
 EGMDB........................................... (2.75% for version 1, 2, 3)   (2.75% for version 1, 2, 3)

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:




                                                                       Design 1   Design 2   Design 3
                                                                      ---------- ---------- ---------
i4LIFE (Reg. TM) Advantage Account Value Death Benefit...............   2.35%      2.80%      2.80%
i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit......   2.40%      2.85%      2.85%
i4LIFE (Reg. TM) Advantage EGMDB.....................................   2.65%      3.10%      3.10%

There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). Purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of 4LATER (Reg. TM) Advantage Protected Funds to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual Subaccount charges of 1.40% for the EGMDB, 1.15% for the Guarantee of Principal Death Benefit and 1.10% for the Account Value Death Benefit for Design 1 contracts and 1.85% for EGMDB, 1.60% for Guarantee of Principal Death Benefit and 1.55% for Account Value Death Benefit for Design 2 and 3 contracts also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.




1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:



                                                         Design 1   Design 2   Design 3
                                                        ---------- ---------- ---------
Account Value Death Benefit............................   2.15%      2.60%      2.60%
Guarantee of Principal Death Benefit...................   2.20%      2.65%      2.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)......   2.45%      2.90%      2.90%

(For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the

Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage Purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:



                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage. The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice we will decrease the percentage charge on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all

Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.



 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.


The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.



  Extension Benefit Charge: 50%
   Benefit for Assisted Living
             Services
 States: AK, AL, AR, AZ, DC, DE,
               GA,
 IA, KY, LA, MD, ME, MI, MO, MS,
MT, NC, ND, NE, NM, OK, OR, RI, SC,
            SD, WV, WY
     Age on                Extensi
 Contract Date      Benefit Charge
     45-49               0.26%
     50-54               0.30%
     55-59               0.32%
     60-64               0.38%
     65-69               0.50%
     70-74               0.68%




Extension Benefit Charge: 100% Benefit
                  for
        Assisted Living Services
            All other states
       Age on                  Extension
   Contract Date         Benefit Charge
       45-49                 0.28%
       50-54                 0.32%
       55-59                 0.36%
       60-64                 0.40%
       65-69                 0.54%
       70-74                 0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.

              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%




              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            * $350 Acceleration Benefit Charge
                                                                                           (0.35% * $100,000 LTC Guaranteed
                                                                                           Amount) + $760 Extension Benefit
                                                                                           Charge (0.38% * $200,000 Extension
                                                                                           Benefit) + $120 Optional
                                                                                           Nonforfeiture Charge (0.06%*
                                                                                           $200,000
                                                                                           Extension Benefit) = $1,230 annual
                                                                                           LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.35%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,230




 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            *$500.00 Acceleration Benefit
                                                                                           Charge (0.50% * $100,000 LTC
                                                                                           Guaranteed Amount)) + $760.00
                                                                                           Extension
                                                                                           Benefit Charge (0.38% * $200,000
                                                                                           Extension Benefit) + $120.00
                                                                                           Optional Nonforfeiture Benefit
                                                                                           Charge
                                                                                           (0.06%* $200,000 Extension Benefit)=
                                                                                           $1,380 annual LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Growth Benefit:                                                                                  $0
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.50%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,380


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.10% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract or an additional Bonus Credit may be paid.. However, these reductions or benefits may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o sales to Selling Group Individuals,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees or Bonus Credit applicable to a particular contract will be stated in that contract.

The Contracts

Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

Each contract offers you the ability to choose certain features, and has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced death benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

Enhanced Death Benefits and other optional benefits are described later in this prospectus. You should check with your investment representative regarding availability.

Lincoln ChoicePlus Design 1 (standard)

The Design 1 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.10% to 1.60%, depending on which Death Benefit you have elected. It has a declining seven-year surrender charge on each Purchase Payment. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.

Lincoln ChoicePlus Design 2 (4 year surrender charge)

The Design 2 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 2.05%, depending on which death benefit you have elected. It has a declining four-year surrender charge on each Purchase Payment. Contractowners of the Design 2 annuity contract will receive a Persistency Credit on a quarterly basis after the fourth contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.

Lincoln ChoicePlus Design 3 (3% enhancement)

The Design 3 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 2.05%, depending on which Death Benefit you have selected. It has a declining seven year surrender charge on each Purchase Payment.

For each Purchase Payment made into the contact, we will credit the contract with a 3% Bonus Credit. See The Contracts - Bonus Credits. In addition, Contractowners of the Design 3 annuity contract will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges. The Lincoln Long-Term CareSM Advantage rider is not available with this contract.


Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit, if applicable, will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit, if applicable, within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments can be made. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. If you purchase the Design 3 contract, for each Purchase Payment made into the contract, we will credit the contract with a 3% Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated to variable Subaccounts and the fixed account in the same percentages as the Purchase Payment.

We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Similar products that do not offer Bonus Credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners of the Design 2 contract will receive a Persistency Credit on a quarterly basis after the fourth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least four years, by 0.1125%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

Contractowners of the Design 3 contract will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by the quarterly percentage of 0.1125%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available. Corresponding Bonus Credits, if applicable, will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are no longer available.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:

 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments and Bonus Credits made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected the Lincoln Long-Term CareSM Advantage rider.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg. TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                   AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage Protected Funds                        On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected    On or after May 21, 2012
Funds
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                 On or after April 2, 2012
Funds
 Lincoln Long-Term CareSM Advantage                                On or after June 27, 2011
Lincoln Lifetime IncomeSM Advantage 2.0                           On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                               February 19, 2008 through January 19, 2009
                                                                  On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                         Prior to April 10, 2006
                                                                  April 10, 2006 through January 19, 2009
                                                                  On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                        April 10, 2006 through January 19, 2009
                                                                  On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)   Prior to April 10, 2006
                                                                  On or after April 10, 2006



                                                                   YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                  INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds                        Option 3 for Protected
                                                                  Funds Riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected    Option 3 for Protected
Funds                                                             Funds riders
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                 Option 3 for Protected
Funds                                                             Funds riders
 Lincoln Long-Term CareSM Advantage                                Option 3
Lincoln Lifetime IncomeSM Advantage 2.0                           Option 3
 Lincoln Lifetime IncomeSM Advantage                               Option 2
                                                                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                         N/A
                                                                  Option 1
                                                                  Option 3
 4LATER (Reg. TM) Advantage                                        Option 1
                                                                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)   N/A
                                                                  Option 1

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund o LVIP Delaware Foundation (Reg.
TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:

                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o Huntington VA Balanced Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund

                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional/Vanguard Total Bond Fund                                         LVIP MFS International Growth RPM Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Conservative Fund
                                                                                  LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP RPM BlackRock Global Allocation V.I.
                                                                                  Fund
                                                                                  LVIP RPM Fidelity (Reg. TM) VIP Contrafund
                                                                                  (Reg. TM) Portfolio
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP SSgA Large Cap RPM Fund
                                                                                  LVIP SSgA Small-Cap RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o Delaware VIP (Reg. TM) Diversified Income Series*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund


Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund

Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o Huntington VA Balanced Fund
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund

o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage) or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment and any Bonus Credits or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg. TM) Advantage, Lincoln Long-Term CareSM Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment plus the amount of any Bonus Credit. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments and any Bonus Credits automatically increase the Income Base by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment (which receives a 3% Bonus Credit) will increase the Income Base by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, and any applicable Bonus Credit Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments and any applicable Bonus Credits received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment (including any applicable Bonus Credit) made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments (including any applicable Bonus Credit) made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals and no Bonus Credits):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase

Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments or Bonus Credits):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%


Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments and any Bonus Credits added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment and any applicable Bonus Credit. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income
Base) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Guaranteed Annual Income amount that Benefit Year is $2,412 ($2,000 + 4% of $10,300). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for

Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000

   c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.


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

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment plus the amount of any Bonus Credit. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment (which receives a 3% Bonus Credit) will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:



    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and any applicable Bonus Credit, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment and Bonus Credit. Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount for a Design 1 contract:

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments or Bonus Credits and issue age above 591/2 (single life) or 65 (joint life):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

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

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments including Bonus Credits made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and any applicable Bonus Credit within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments or Bonus Credits and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):



                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Deductions - Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments and any applicable Bonus Credit made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option elected on a Design 1 contract upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment plus the amount of any Bonus Credit. The Bonus Credit is an additional amount credited to the Design 3 contract and is equal to a percentage of the Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment (which receives a 3% Bonus Credit) will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments plus Bonus Credits and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges andother deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments or Bonus Credits):



                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit if Design 3 is purchased) the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


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     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage Protected Funds

4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment and any Bonus Credits. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage Protected Funds will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.


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The following example demonstrates the impact of a withdrawal on the Income
Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base for a Design 1 contract (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up


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and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments or Bonus Credits):


                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the Annuitant and Secondary Life must be age 85 or younger.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or

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

 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other Living Benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage Protected Funds rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders
- i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);

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 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:




    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or

 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income
   Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.


When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds on
                            or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage Protected Funds between July 16, 2012 and May 19, 2013.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to April 2, 2012.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is

70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.




           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of July 16, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.


elected on a Design 1 contract Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


elected on a Design 1 contract Example:




        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


Example:

   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.


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

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

   Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the Living Benefit riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and may invest only pursuant to Investment Requirements - Option 3. See Summary of the LTC Rider - What are the risks associated with the LTC Rider? - for a discussion of the risks associated with the LTC Rider.

The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you. This rider is not available for Design 3 contracts.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:

 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
 o We offer Living Benefit riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, Living Benefit riders are not Qualified
   Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit riders. In any case, you will be unable to purchase any living benefit rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.
 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account.
   Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
   Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.
 o If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.
 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).

Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider. The following Living Benefit riders are not available to you while this LTC Rider is in force: Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, Lincoln Lifetime IncomeSM Advantage 2.0 or any other living benefits that we may offer in the future. See The Contracts - Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit or 4LATER (Reg. TM) Advantage Protected Funds. In addition, the EEB death benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements - Option 3 and all its provisions. Under this option, we require at least 30% of your Contract Value in certain Subaccounts that we identify and no more than 70% of your Contract Value in other specified Subaccounts. There may be additional limitations on investing in other Subaccounts. For details about these limitations, see The Contracts - Investment Requirements - Option 3.


Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:



 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.




Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.

Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.
Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.



 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.




  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.


Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury

 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States
 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.



 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.


Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:



Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.

Every Year:   At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care
              Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
              Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.



Acc leration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.


                                       -


                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results


                                       -


Gro th Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account
o   Each annual step-up is not affected by subsequent investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.


                                       -


                            Withdrawals
o           Permitted any time in addition to LTC Benefit payments

Wit drawals
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)


Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.



 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).




 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.




 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.


We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details.

The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.



 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).




 Extension Benefit = twice the initial Acceleration Benefit ( Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (as adjusted), less Extension Benefit payments.




 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.




 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                       $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                         $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Purchase Payment:                            $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                    $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                            $400,000
 Contract Value after additional Purchase Payment:                                          $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.



 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).


Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."


Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.



Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.


* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: The following is an example of how taking less than the Maximum Monthly Level
  Benefit impacts future
Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and
  Extension Benefit Duration. This example
also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
  Year. Assume LTC Benefit
payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum
  Monthly Level Benefit each
month.
 On 5th contract anniversary:
 Acceleration Benefit:
 Acceleration Benefit Duration:
 Extension Benefit:
 Extension Benefit Duration:
 Maximum Monthly Level Benefit: ($100,000/24)
 Monthly LTC Benefit payment (50% of $4,166.67)
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:

                                                                                            ($100,000 - LTC Benefit payments of
                                                                                           $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration



 Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit
Duration. This example also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract Year. Assume
LTC Benefit payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
 On 5th contract anniversary:
 Acceleration Benefit:                                                                       $100,000
 Acceleration Benefit Duration:                                                             24 months
 Extension Benefit:                                                                          $200,000
 Extension Benefit Duration:                                                                48 months
 Maximum Monthly Level Benefit: ($100,000/24)                                               $4,166.67
 Monthly LTC Benefit payment (50% of $4,166.67)                                             $2,083.33
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:
                                                                                              $75,000
 Remaining Acceleration Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit): ($75,000 /
                                          $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($75,000 / $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit each year):
                                          ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($200,000 /
                                          $4,166.67)



                                           36 months
 Remaining Acceleration Benefit Duration
                                           18 months
 Remaining Extension Benefit:              $200,000
 Remaining Extension Benefit Duration
                                           96 months
 Remaining Acceleration Benefit Duration
                                           48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.



 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;

  o    The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
  o    The maximum LTC Guaranteed Amount limit has never been reached.




 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.


Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:      $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.



 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.


When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.



 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount


Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:



Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.


*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.



  Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
Maximum Monthly Level Benefit
  amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
  from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to
90th day after the contract date.
  Acceleration Benefit on 5th contract anniversary:                          $100,000
  Extension Benefit on 5th contract anniversary:                             $200,000
  Contract Value on 5th contract anniversary:                                $120,000
  LTC Guaranteed Amount on 5th contract anniversary steps-up to contract     $120,000
value of $120,000:

 Growth Benefit

                                                      ($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit

                                                      ($100,000 - 24 months of Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                      [($20,000 Growth Benefit - (($100,000 Acceleration Benefit + $200,000
                                                     Extension Benefit) - $4,166.67
                                                     Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



 Growth Benefit
                                                        $20,000
 Maximum Monthly Level Benefit
                                                      $4,166.67
 Maximum Monthly Growth Benefit
                                                        $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):   $4,444.45

Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.



 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.


Electing to Receive LTC Benefits Before the 5th Contract Anniversary


As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.



                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months
           6+                 24 months        48 months       72 months


* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the
                                        90-day Deductible Period.

When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.



                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.



 Example: Continuing the example illustrated by the chart, if you started to receive
  Acceleration Benefit payments during the
3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:
 Acceleration Benefit (equals LTC Guaranteed Amount):
 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)



 Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:                                      $100,000
 Acceleration Benefit (equals LTC Guaranteed Amount):                                       $100,000
 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months

  By
elect
to
start
recei
Accel
Benef
payme
in
the
3rd
Contr
Year,
the
Maxim
Month
Level
Benef
  (an
would
be
$20,0
If
the
Maxim
Month
Level
Benef
were
reque
and
paid
out
each
month
the
Accel
  Ben
Durat
would
be 60
month
(5
years
follo
by an
Exten
Benef
Durat
of
120
month
(10
years
The
total
  ava
Accel
and
Exten
Benef
would
still
be
$300,
($100
Accel
Benef
plus
$200,
Exten
  Ben
If
you
waite
to
start
recei
the
Accel
Benef
payme
on or
after
the
5th
contr
anniv
the
annua
  ben
would
have
been
$50,0
paid
out
over
the
minim
Accel
and
Exten
Benef
Durat
of 24
and
48
month
  res
  If
you
are
recei
the
Maxim
Month
Level
Benef
each
month
the
Maxim
Month
Level
Benef
will
not
chang
the
  fol
Contr
Year.
If
you
recei
less
than
the
Maxim
Month
Level
Benef
amoun
in
any
Contr
Year
prior
to
the
5th
  con
anniv
the
Maxim
Month
Level
Benef
will
be
recal
on
the
contr
anniv
and
will
incre
In
  add
the
minim
Exten
Benef
Durat
will
be
recal
on
the
contr
anniv
and
will
decre
due
to
the
  hig
Maxim
Month
Level
Benef
amoun
The
Exten
Benef
Durat
will
be
recal
to
equal
the
Exten
  Ben
divid
by
the
recal
Maxim
Month
Level
Benef



 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. See The Contracts-Surrenders and Withdrawals and Charges and Other Deductions-Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See General Provisions-Contract Free Withdrawal Provision for additional information.

Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.



 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
               (a)    equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract
                     anniversary (or, prior to the first contract anniversary, the contract date); and
               (b)    equals all prior withdrawals in that Contract Year.


Excess Withdrawals


Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.



 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.


Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.




 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal

                                                                                            [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                            [$5,000 Maximum Monthly Level
                                                                                           Benefit x (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                            [$2,778 Maximum Monthly Growth
                                                                                           Benefit x (1-4.71%)]:



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928
 Extension Benefit after Excess Withdrawal
                                                                                            $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                              $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:              $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                              $2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing either i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncomeSM Inflation;
 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.
 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.

Nonforfeiture Benefit

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The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture
     Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge
                                        is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:



                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%


Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


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General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract's free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions - Surrender Charge for additional information on the free amount.

Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements - Option 3 for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.

Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $320.00 per day or $116,800 annually for 2013), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.


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If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.

Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract's free-look period, any applicable surrender charges will be deducted from the Contract Value.

Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


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

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected Guaranteed Period, usually 10 or 20 years, full benefit payment will continue for the rest of the Guaranteed Period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A Death Benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout,


                                                                             133
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Death Benefits and access to the Reserve Value from which you can take
Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment


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charges or any premium taxes. There is no minimum floor to the Reserve Value.
If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39

Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38

Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:




7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:




7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for Guaranteed Period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments , Bonus Credits and Persistency Credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit, if applicable, allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit, if applicable, will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with Bonus
   Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.

 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or


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 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No Bonus Credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of Purchase Payments, plus 0.30% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the


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maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 1.05% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.

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 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent


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the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


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Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has


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been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or

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 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, 1300 South Clinton Street, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus for Design 3 contracts only, mortality and expense risk charges and administrative charges proportionately attributable to any applicable Bonus Credits, less any applicable Bonus Credits paid into the contract by us. In addition, for Design 3 contracts only, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to any applicable Bonus Credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding any applicable Bonus Credits during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or the Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:










                Statement of Additional Information Request Card
                          Lincoln ChoicePlusSM Design
                    Lincoln Life Variable Annuity Account N









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM Design.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



Design 1




                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          5.111     5.572         8
2008  .   N/A           N/A         N/A          5.572     2.887        20
2009  .   N/A           N/A         N/A          2.887     4.359        16
2010  .   N/A           N/A         N/A          4.359     5.097        16
2011  .   N/A           N/A         N/A          5.097     3.850        21
2012  .   N/A           N/A         N/A          3.850     4.299        24
--------- ------      ------        --------     -----     -----       ---
ABVPSF Growth and Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         15.657    16.624         4
2008  .   N/A           N/A         N/A         16.624     9.722         5
2009  .   N/A           N/A         N/A          9.722    11.537         8
2010  .   N/A           N/A         N/A         11.537    12.833         9
2011  .   N/A           N/A         N/A         12.833    13.423         5
2012  .   N/A           N/A         N/A         13.423    15.519         7
--------- ------      ------        --------    ------    ------       ---
ABVPSF International Value
2006  .   N/A           N/A         N/A         11.579    11.861         1*
2007  .   N/A           N/A         N/A         11.861    12.348        20
2008  .   N/A           N/A         N/A         12.348     5.688        17
2009  .   N/A           N/A         N/A          5.688     7.537        15
2010  .   N/A           N/A         N/A          7.537     7.751        15
2011  .   N/A           N/A         N/A          7.751     6.158        16
2012  .   N/A           N/A         N/A          6.158     6.934        18
--------- ------      ------        --------    ------    ------       ---
ABVPSF Small/Mid Cap Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         21.751    21.219         2
2008  .   N/A           N/A         N/A         21.219    13.444         3
2009  .   N/A           N/A         N/A         13.444    18.912         5
2010  .   N/A           N/A         N/A         18.912    23.608         7
2011  .   N/A           N/A         N/A         23.608    21.273         6
2012  .   N/A           N/A         N/A         21.273    24.851         8
--------- ------      ------        --------    ------    ------       ---
American Century VP Inflation Protection
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.264    11.287         1*
2008  .   N/A           N/A         N/A         11.287    10.952         6
2009  .   11.136      11.772          2         10.952    11.905        20
2010  .   11.772      12.176          2         11.905    12.338        35
2011  .   12.176      13.390          1*        12.338    13.596        33
2012  .   13.390      14.151          1*        13.596    14.397        33
--------- ------      ------        ---         ------    ------       ---
American Funds Global Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   17.044      16.947          1*        16.248    17.070        10
2008  .   N/A           N/A         N/A         17.070    10.370        13
2009  .   N/A           N/A         N/A         10.370    14.553        12
2010  .   N/A           N/A         N/A         14.553    16.036        14
2011  .   N/A           N/A         N/A         16.036    14.408        15
2012  .   N/A           N/A         N/A         14.408    17.413        14
--------- ------      ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .      10.654    11.231         1*         N/A        N/A        N/A
2007  .      11.231    13.311        40          N/A        N/A        N/A
2008  .      13.311     6.913         5          N/A        N/A        N/A
2009  .       6.913    10.466        13          N/A        N/A        N/A
2010  .      10.466    12.269         6         10.483    12.296         1*
2011  .      12.269     9.289        15         12.296     9.314         1*
2012  .       9.289    10.399        23          9.314    10.432         1*
---------    ------    ------        --         ------    ------       ---
ABVPSF Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.082    11.488        10          N/A        N/A        N/A
2008  .      11.488     6.735        26          7.035     6.743         1*
2009  .       6.735     8.013        88          6.743     8.026         2
2010  .       8.013     8.935       103          8.026     8.954         3
2011  .       8.935     9.369        95          8.954     9.394         3
2012  .       9.369    10.859       130          9.394    10.894         2
---------    ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .      10.325    11.286         4          N/A        N/A        N/A
2007  .      11.286    11.780        49         11.102    11.788         5
2008  .      11.780     5.440        61         11.788     5.447         5
2009  .       5.440     7.226        47          5.447     7.238         3
2010  .       7.226     7.450        46          7.238     7.467         3
2011  .       7.450     5.933        58          7.467     5.949         4
2012  .       5.933     6.698        75          5.949     6.720         3
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2006  .      10.998    10.990         3          N/A        N/A        N/A
2007  .      10.990    11.031        20         12.604    11.038         2
2008  .      11.031     7.006        27         11.038     7.015        12
2009  .       7.006     9.881        17          7.015     9.897        11
2010  .       9.881    12.365        33          9.897    12.392        11
2011  .      12.365    11.170        46         12.392    11.200        12
2012  .      11.170    13.082        64         11.200    13.123        11
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       9.935    10.773         3          N/A        N/A        N/A
2008  .      10.773    10.479        14         11.095    10.494         1*
2009  .      10.479    11.420       123         10.494    11.441         3
2010  .      11.420    11.865       171         11.441    11.893         7
2011  .      11.865    13.107       145         11.893    13.145         7
2012  .      13.107    13.914       145         13.145    13.961         7
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2006  .      10.765    10.992         4         10.780    10.994         6
2007  .      10.992    12.480        66         10.994    12.489        13
2008  .      12.480     7.601       134         12.489     7.610        15
2009  .       7.601    10.693       114          7.610    10.711        49
2010  .      10.693    11.812       143         10.711    11.838        23
2011  .      11.812    10.640       143         11.838    10.668        16
2012  .      10.640    12.891       121         10.668    12.932        14
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Small Capitalization
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      28.910    28.694         1*        13.447    15.509        15
2008  .       N/A        N/A        N/A         15.509     7.108        17
2009  .       N/A        N/A        N/A          7.108    11.306        16
2010  .       N/A        N/A        N/A         11.306    13.647        18
2011  .       N/A        N/A        N/A         13.647    10.881        17
2012  .       N/A        N/A        N/A         10.881    12.680        19
---------    ------    ------       ---         ------    ------       ---
American Funds Growth
2006  .      14.992    14.872         1*        10.949    10.858         4
2007  .      14.872    16.443         1*        10.858    12.029        71
2008  .      16.443     9.066         5         12.029     6.646        97
2009  .       N/A        N/A        N/A          6.646     9.137       117
2010  .       N/A        N/A        N/A          9.137    10.693       131
2011  .      14.529    13.686         6         10.693    10.093       127
2012  .      13.686    15.879         6         10.093    11.734       120
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income
2006  .      14.158    14.151         1*        15.482    15.477         5
2007  .      14.151    14.629         1*        15.477    16.031        68
2008  .      14.629     8.948         6         16.031     9.825        91
2009  .       8.948    11.557         2          9.825    12.715       106
2010  .      11.557    12.673         2         12.715    13.971       108
2011  .      12.673    12.243         2         13.971    13.525       103
2012  .      12.243    14.156         1*        13.525    15.668        94
---------    ------    ------       ---         ------    ------       ---
American Funds International
2006  .       N/A        N/A        N/A          9.853     9.987         4
2007  .      22.206    22.082         1*         9.987    11.820        49
2008  .       N/A        N/A        N/A         11.820     6.746        67
2009  .      12.986    17.709         1*         6.746     9.517        69
2010  .      17.709    18.689         1*         9.517    10.063        80
2011  .      18.689    15.823         1*        10.063     8.538        83
2012  .      15.823    18.361         1*         8.538     9.927        84
---------    ------    ------       ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A         10.907    11.587        43
2010  .      11.573    12.501         2         11.587    12.541        86
2011  .      12.501    11.854        15         12.541    11.917       136
2012  .      11.854    12.829        15         11.917    12.922       167
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.578    11.992         4
2008  .       N/A        N/A        N/A         11.992    11.246         4
2009  .       N/A        N/A        N/A         11.246    14.046        15
2010  .      13.889    14.744         1*        14.046    14.940        30
2011  .      14.744    15.403         4         14.940    15.639        38
2012  .      15.403    16.201         4         15.639    16.482        43
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2007  .       N/A        N/A        N/A         29.634    29.082         1*
2008  .       N/A        N/A        N/A         29.082    13.856         4
2009  .       N/A        N/A        N/A         13.856    24.276         4
2010  .       N/A        N/A        N/A         24.276    28.298        10
2011  .      39.886    31.401         1*        28.298    22.323        15
2012  .      31.401    35.287         1*        22.323    25.136        16
---------    ------    ------       ---         ------    ------       ---
Delaware VIP High Yield
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         17.307    16.811         2
2008  .       N/A        N/A        N/A         16.811    12.528         5
2009  .       N/A        N/A        N/A         12.528    18.364         4
2010  .       N/A        N/A        N/A         18.364    20.809         8
2011  .       N/A        N/A        N/A         20.809    20.998         8
2012  .       N/A        N/A        N/A         20.998    24.300         6
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Small Capitalization
2006  .      10.700    11.397          4        11.162    11.399         5
2007  .      11.397    13.681         76        11.399    13.690        11
2008  .      13.681     6.286         85        13.690     6.293        13
2009  .       6.286    10.023        109         6.293    10.040        14
2010  .      10.023    12.130         86        10.040    12.156        11
2011  .      12.130     9.695         95        12.156     9.721        10
2012  .       9.695    11.327         89         9.721    11.363         8
---------    ------    ------        ---        ------    ------        --
American Funds Growth
2006  .      10.270    10.708         19        10.731    10.710        11
2007  .      10.708    11.893        239        10.710    11.901        36
2008  .      11.893     6.587        756        11.901     6.595        42
2009  .       6.587     9.078      1,126         6.595     9.093       101
2010  .       9.078    10.651       1121         9.093    10.674        75
2011  .      10.651    10.079      1,094        10.674    10.106        67
2012  .      10.079    11.746        993        10.106    11.784        57
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2006  .      10.547    10.889         14        10.862    10.891        28
2007  .      10.889    11.307        238        10.891    11.315        49
2008  .      11.307     6.947        695        11.315     6.955        50
2009  .       6.947     9.013        976         6.955     9.028        59
2010  .       9.013     9.928      1,140         9.028     9.950        65
2011  .       9.928     9.635      1,112         9.950     9.661        62
2012  .       9.635    11.190      1,040         9.661    11.226        59
---------    ------    ------      -----        ------    ------       ---
American Funds International
2006  .      10.233    10.724          7        10.401    10.726         6
2007  .      10.724    12.724        165        10.726    12.732        22
2008  .      12.724     7.280        483        12.732     7.288        37
2009  .       7.280    10.296        434         7.288    10.314        34
2010  .      10.296    10.915        498        10.314    10.939        34
2011  .      10.915     9.283        517        10.939     9.308        32
2012  .       9.283    10.820        464         9.308    10.855        29
---------    ------    ------      -----        ------    ------       ---
BlackRock Global Allocation V.I.
2009  .      10.123    11.605        126         N/A        N/A        N/A
2010  .      11.605    12.592        461        11.609    12.602        21
2011  .      12.592    11.995        806        12.602    12.011        58
2012  .      11.995    13.040      1,029        12.011    13.063        61
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.350    10.990         23        10.576    10.997         5
2008  .      10.990    10.332         99        10.997    10.344         7
2009  .      10.332    12.937        194        10.344    12.959        38
2010  .      12.937    13.795        327        12.959    13.825        22
2011  .      13.795    14.476        406        13.825    14.515        20
2012  .      14.476    15.295        513        14.515    15.344        22
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets
2007  .      12.167    12.038          1*       12.187    12.041         1*
2008  .      12.038     5.750         48        12.041     5.754         1*
2009  .       5.750    10.099         96         5.754    10.111         2
2010  .      10.099    11.802        137        10.111    11.821         1*
2011  .      11.802     9.333        271        11.821     9.353         6
2012  .       9.333    10.536        339         9.353    10.564        10
---------    ------    ------      -----        ------    ------       ---
Delaware VIP High Yield
2006  .      10.510    10.573          1*        N/A        N/A        N/A
2007  .      10.573    10.719         11        10.829    10.726         1*
2008  .      10.719     8.008         30        10.726     8.017        13
2009  .       8.008    11.768         53         8.017    11.787        11
2010  .      11.768    13.368         62        11.787    13.397        12
2011  .      13.368    13.523         52        13.397    13.559        11
2012  .      13.523    15.688         40        13.559    15.738         9
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A         10.231    10.293         1*
2009  .       N/A       N/A         N/A         10.293    11.427         7
2010  .       N/A       N/A         N/A         11.427    11.752        14
2011  .      11.680   11.788          1*        11.752    11.885        17
2012  .      11.788   11.894          3         11.885    12.016        21
---------    ------   ------        ---         ------    ------       ---
Delaware VIP REIT
2006  .       N/A       N/A         N/A         26.034    25.840         1*
2007  .       N/A       N/A         N/A         25.840    21.868         2
2008  .       N/A       N/A         N/A         21.868    13.955         1*
2009  .       N/A       N/A         N/A         13.955    16.958         1*
2010  .       N/A       N/A         N/A         16.958    21.173         2
2011  .       N/A       N/A         N/A         21.173    23.095         3
2012  .       N/A       N/A         N/A         23.095    26.557         6
---------    ------   ------        ---         ------    ------       ---
Delaware VIP Small Cap Value
2008  .      17.180   15.424          1*         5.852     6.886         1*
2009  .       N/A       N/A         N/A          6.886     8.933         4
2010  .       N/A       N/A         N/A          8.933    11.621         6
2011  .       N/A       N/A         N/A         11.621    11.277         7
2012  .       N/A       N/A         N/A         11.277    12.636         7
---------    ------   ------        ---         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A         17.775    17.835         1*
2008  .       N/A       N/A         N/A         17.835     9.346         1*
2009  .       N/A       N/A         N/A          9.346    14.227         1*
2010  .       N/A       N/A         N/A         16.943    19.176         1*
2011  .       9.503   10.091          1*        19.176    20.403         3
2012  .      10.091   10.995          1*        20.403    22.275         3
---------    ------   ------        ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A         11.964    12.637         3
2008  .       N/A       N/A         N/A         12.637     7.121         5
2009  .       N/A       N/A         N/A          7.121    10.037         6
2010  .       N/A       N/A         N/A         10.037    11.238         6
2011  .       N/A       N/A         N/A         11.238    11.913         6
2012  .       N/A       N/A         N/A         11.913    13.621         6
---------    ------   ------        ---         ------    ------       ---
Delaware VIP Value
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A         16.446    15.463         2
2008  .       N/A       N/A         N/A         15.463    10.129         3
2009  .       N/A       N/A         N/A         10.129    11.752         4
2010  .       N/A       N/A         N/A         11.752    13.364         3
2011  .       N/A       N/A         N/A         13.364    14.399         7
2012  .       N/A       N/A         N/A         14.399    16.248         7
---------    ------   ------        ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A         11.503    12.722         1*
2011  .      12.683   12.093          1*        12.722    12.154         1*
2012  .      12.093   13.015          1*        12.154    13.107         4
---------    ------   ------        ---         ------    ------       ---
DWS VIT Equity 500 Index
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.167    10.447         1*         N/A        N/A        N/A
2008  .      10.447    10.261         9          N/A        N/A        N/A
2009  .      10.261    11.420        69         11.401    11.440         1*
2010  .      11.420    11.775       133         11.440    11.801       151
2011  .      11.775    11.938       241         11.801    11.970       189
2012  .      11.938    12.099       305         11.970    12.138       210
---------    ------    ------       ---         ------    ------       ---
Delaware VIP REIT
2006  .      10.754    11.414         3          N/A        N/A        N/A
2007  .      11.414     9.684        36         12.085     9.690         4
2008  .       9.684     6.195        30          9.690     6.202         7
2009  .       6.195     7.548        16          6.202     7.560         5
2010  .       7.548     9.447        27          7.560     9.467         5
2011  .       9.447    10.330        33          9.467    10.358         5
2012  .      10.330    11.908        48         10.358    11.946         5
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2008  .       9.504     6.895        27          N/A        N/A        N/A
2009  .       6.895     8.968        78          5.723     8.974         4
2010  .       8.968    11.695        92          8.974    11.709         2
2011  .      11.695    11.377       104         11.709    11.397         1*
2012  .      11.377    12.780       121          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2006  .      10.792    11.189         1*         N/A        N/A        N/A
2007  .      11.189    12.219         9          N/A        N/A        N/A
2008  .      12.219     6.419        18          N/A        N/A        N/A
2009  .       6.419     9.795        18          8.397     9.811         1*
2010  .      11.688    13.236        24          N/A        N/A        N/A
2011  .      13.236    14.118        35         13.265    14.156         3
2012  .      14.118    15.452        66         14.156    15.501         3
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.596     6.836         3          N/A        N/A        N/A
2009  .       6.836     9.660        20          N/A        N/A        N/A
2010  .       9.660    10.843        23          N/A        N/A        N/A
2011  .      10.843    11.523        21          N/A        N/A        N/A
2012  .      11.523    13.209        43          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2006  .      10.989    11.166         1*         N/A        N/A        N/A
2007  .      11.166    10.707        10          N/A        N/A        N/A
2008  .      10.707     7.032         7          N/A        N/A        N/A
2009  .       7.032     8.178         4          N/A        N/A        N/A
2010  .       8.178     9.324        15          N/A        N/A        N/A
2011  .       9.324    10.070        25          N/A        N/A        N/A
2012  .      10.070    11.392        36         11.271    11.429         5
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .      11.106    11.518         4          N/A        N/A        N/A
2010  .      11.518    12.770        12          N/A        N/A        N/A
2011  .      12.770    12.230        23          N/A        N/A        N/A
2012  .      12.230    13.223        38          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIT Equity 500 Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.975    11.357         1*         N/A        N/A        N/A
2008  .      11.357     7.035         1*         N/A        N/A        N/A
2009  .       7.035     8.765         1*         N/A        N/A        N/A
2010  .       8.765     9.922         1*         N/A        N/A        N/A
2011  .       9.922     9.956         1*         N/A        N/A        N/A
2012  .       9.956    11.359         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
DWS VIT Small Cap Index
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------     --      ------        --------     --         ---        ---
Fidelity VIP Contrafund
2006  .      17.656   17.515          1*        17.845    17.705         1*
2007  .      17.515   20.219          1*        17.705    20.480        15
2008  .       N/A       N/A         N/A         20.480    11.574        17
2009  .      11.913   15.203          1*        11.574    15.460        30
2010  .      15.203   17.494          1*        15.460    17.826        35
2011  .      17.494   16.737          1*        17.826    17.089        37
2012  .      16.737   19.130          1*        17.089    19.571        40
---------    ------   ------        ---         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A         12.655    14.699         1*
2008  .       N/A       N/A         N/A         14.699     7.637         2
2009  .       N/A       N/A         N/A          7.637     9.637         4
2010  .       N/A       N/A         N/A          9.637    11.771         4
2011  .       N/A       N/A         N/A         11.771    11.603         4
2012  .       N/A       N/A         N/A         11.603    13.090         4
---------    ------   ------        ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .       N/A       N/A         N/A         13.037    12.836         1*
2007  .       N/A       N/A         N/A         12.836    14.599         3
2008  .       N/A       N/A         N/A         14.599     8.694         9
2009  .       N/A       N/A         N/A          8.694    11.981        10
2010  .       N/A       N/A         N/A         11.981    15.191        12
2011  .       N/A       N/A         N/A         15.191    13.354        15
2012  .       N/A       N/A         N/A         13.354    15.086        15
---------    ------   ------        ---         ------    ------       ---
Fidelity VIP Overseas
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A         20.291    21.175         2
2008  .       N/A       N/A         N/A         21.175    11.702         2
2009  .       N/A       N/A         N/A         11.702    14.565         6
2010  .       N/A       N/A         N/A         14.565    16.205         8
2011  .       N/A       N/A         N/A         16.205    13.209         8
2012  .       N/A       N/A         N/A         13.209    15.680         8
---------    ------   ------        ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .       N/A       N/A         N/A         11.196    11.239         1*
2007  .       N/A       N/A         N/A         11.239    11.499        34
2008  .       N/A       N/A         N/A         11.499     7.976        65
2009  .       8.969   10.589          1*         7.976    10.665        85
2010  .      10.589   11.741          1*        10.665    11.850        95
2011  .      11.741   11.830          1*        11.850    11.964       100
2012  .      11.830   13.116          1*        11.964    13.290       104
---------    ------   ------        ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .      14.439   14.108          1*         7.419     7.301         2
2007  .      14.108   15.445          1*         7.301     8.009         5
2008  .       N/A       N/A         N/A          8.009     4.541        13
2009  .       N/A       N/A         N/A          4.541     6.430        13
2010  .       N/A       N/A         N/A          6.430     8.092        12
2011  .       N/A       N/A         N/A          8.092     7.594        19
2012  .       N/A       N/A         N/A          7.594     8.301        11
---------    ------   ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
DWS VIT Small Cap Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.226    10.768        15         11.729    10.775         1*
2008  .      10.768     6.991        15         10.775     6.999         1*
2009  .       6.991     8.727         8          6.999     8.741         1*
2010  .       8.727    10.879         7          8.741    10.903         1*
2011  .      10.879    10.263         5         10.903    10.290         1*
2012  .      10.263    11.756         5         10.290    11.794         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund
2006  .      10.287    10.714        10          N/A        N/A        N/A
2007  .      10.714    12.424       110         10.879    12.432        12
2008  .      12.424     7.038       252         12.432     7.047        25
2009  .       7.038     9.426       399          7.047     9.442        42
2010  .       9.426    10.895       499          9.442    10.919        37
2011  .      10.895    10.471       717         10.919    10.499        40
2012  .      10.471    12.022       811         10.499    12.060        42
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.692    13.299         4          N/A        N/A        N/A
2008  .      13.299     6.927         7          8.424     6.935         1*
2009  .       6.927     8.763        10          6.935     8.778         1*
2010  .       8.763    10.730        14          8.778    10.754         3
2011  .      10.730    10.604        31         10.754    10.632         3
2012  .      10.604    11.992        50         10.632    12.031         3
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .      10.242    10.543         4          N/A        N/A        N/A
2007  .      10.543    12.021        29         11.398    12.030         4
2008  .      12.021     7.177        84         12.030     7.186        11
2009  .       7.177     9.915       179          7.186     9.932        21
2010  .       9.915    12.603       249          9.932    12.630        13
2011  .      12.603    11.106       365         12.630    11.136        15
2012  .      11.106    12.578       393         11.136    12.619        12
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.918    12.653         3          N/A        N/A        N/A
2008  .      12.653     7.009         7          N/A        N/A        N/A
2009  .       7.009     8.746        55          N/A        N/A        N/A
2010  .       8.746     9.755        58          8.761     9.777         2
2011  .       9.755     7.972        90          9.777     7.993         3
2012  .       7.972     9.486        75          7.993     9.517         3
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.310    10.725        35          N/A        N/A        N/A
2007  .      10.725    11.000       204         10.727    11.008        17
2008  .      11.000     7.649       351         11.008     7.659        23
2009  .       7.649    10.254       252          7.659    10.271        11
2010  .      10.254    11.421       314         10.271    11.446        11
2011  .      11.421    11.560       399         11.446    11.591        15
2012  .      11.560    12.873       508         11.591    12.914        19
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .      10.880    10.771         1*         N/A        N/A        N/A
2007  .      10.771    11.845        25         11.791    11.853         2
2008  .      11.845     6.734        45         11.853     6.742         4
2009  .       6.734     9.557        45          6.742     9.573         4
2010  .       9.557    12.058        53          9.573    12.084         5
2011  .      12.058    11.344        60         12.084    11.374         5
2012  .      11.344    12.431        54         11.374    12.471         2
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A         11.160    11.284         1*
2007  .       N/A        N/A        N/A         11.284    11.514        42
2008  .       N/A        N/A        N/A         11.514     7.141        51
2009  .       N/A        N/A        N/A          7.141     8.876        43
2010  .       N/A        N/A        N/A          8.876     9.732        50
2011  .       N/A        N/A        N/A          9.732     9.497        54
2012  .       N/A        N/A        N/A          9.497    10.699        52
---------     --         ---        --------    ------    ------        --
FTVIPT Templeton Global Bond Securities
2006  .       N/A        N/A        N/A         11.003    10.995         1*
2007  .       N/A        N/A        N/A         10.995    12.035        12
2008  .       N/A        N/A        N/A         12.035    12.604        18
2009  .      13.290    14.617         1*        12.604    14.751        31
2010  .      14.617    16.463         1*        14.751    16.647        35
2011  .      16.463    16.061         1*        16.647    16.273        34
2012  .      16.061    18.187         1*        16.273    18.464        31
---------    ------    ------       ---         ------    ------        --
FTVIPT Templeton Growth Securities
2006  .       N/A        N/A        N/A         16.541    16.583         1*
2007  .       N/A        N/A        N/A         16.583    16.737         2
2008  .       N/A        N/A        N/A         16.737     9.519         2
2009  .       N/A        N/A        N/A          9.519    12.306         1*
2010  .       N/A        N/A        N/A         12.306    13.032         1*
2011  .       N/A        N/A        N/A         13.032    11.954         1*
2012  .       N/A        N/A        N/A         11.954    14.272         1*
---------    ------    ------       ---         ------    ------        --
Huntington VA Balanced
2011  .       N/A        N/A        N/A          9.656     9.692         1*
2012  .       N/A        N/A        N/A          9.692    10.466        51
---------    ------    ------       ---         ------    ------        --
Huntington VA Dividend Capture
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.296    10.757         1*        10.261    10.792         6
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.375    11.073         7
2012  .       N/A        N/A        N/A         11.073    13.334        13
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.762    10.133         6
2012  .       N/A        N/A        N/A         10.133    11.766        10
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.492    11.742        11
2012  .       N/A        N/A        N/A         11.742    13.599        19
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.175    11.738        52
2012  .       N/A        N/A        N/A         11.738    13.547        54
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.268    10.365         5
2012  .       N/A        N/A        N/A         10.365    12.005         8
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(3)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.971    10.843        10
2008  .       N/A        N/A        N/A         10.843     6.508         9
2009  .       7.382     8.813         2          6.508     8.877        10
2010  .       8.813    10.961         1*         8.877    11.063        21
2011  .      10.961    11.221         1*        11.063    11.348        21
2012  .      11.221    13.058         1*        11.348    13.232        21
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A         10.357    10.980         2
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .      10.646    10.924         9          N/A        N/A        N/A
2007  .      10.924    11.175        88         11.033    11.183        13
2008  .      11.175     6.948       149         11.183     6.956        12
2009  .       6.948     8.658       125          6.956     8.672         8
2010  .       8.658     9.517       181          8.672     9.538         9
2011  .       9.517     9.310       240          9.538     9.335         9
2012  .       9.310    10.514       265          9.335    10.548         8
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2006  .      10.152    10.422         3          N/A        N/A        N/A
2007  .      10.422    11.437        29         10.451    11.444         1*
2008  .      11.437    12.008       218         11.444    12.022         3
2009  .      12.008    14.088       297         12.022    14.112         9
2010  .      14.088    15.940       284         14.112    15.974         6
2011  .      15.940    15.620       213         15.974    15.662         6
2012  .      15.620    17.768       207         15.662    17.824         6
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities
2006  .      10.578    11.117         4          N/A        N/A        N/A
2007  .      11.117    11.248        23         11.260    11.255         6
2008  .      11.248     6.413        21         11.255     6.421         5
2009  .       6.413     8.312         8          6.421     8.326         3
2010  .       8.312     8.824         8          8.326     8.844         3
2011  .       8.824     8.115         9          8.844     8.137         3
2012  .       8.115     9.712         4          8.137     9.743         3
---------    ------    ------       ---         ------    ------       ---
Huntington VA Balanced
2011  .       9.963     9.707        62          N/A        N/A        N/A
2012  .       9.707    10.508       107         10.368    10.517         1*
---------    ------    ------       ---         ------    ------       ---
Huntington VA Dividend Capture
2011  .       9.005     9.833        25          N/A        N/A        N/A
2012  .       9.833    10.835        76         10.613    10.845         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.391    11.115        23         12.394    11.124         1*
2012  .      11.115    13.418        49         11.124    13.435         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .      12.611    12.778         1*         N/A        N/A        N/A
2011  .      12.778    10.171        16          N/A        N/A        N/A
2012  .      10.171    11.840        28          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .      12.242    12.507         9          N/A        N/A        N/A
2011  .      12.507    11.786        86          N/A        N/A        N/A
2012  .      11.786    13.684       136         12.673    13.701         9
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .      11.877    12.190        18          N/A        N/A        N/A
2011  .      12.190    11.782       248          N/A        N/A        N/A
2012  .      11.782    13.632       346         12.488    13.649         7
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .      12.105    12.284         6          N/A        N/A        N/A
2011  .      12.284    10.404        36         12.287    10.412         3
2012  .      10.404    12.080        63         10.412    12.095         5
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(3)
2006  .      11.171    11.243         1*         N/A        N/A        N/A
2007  .      11.243    11.495        17         11.247    11.502         1*
2008  .      11.495     6.916        27         11.502     6.924        11
2009  .       6.916     9.457        33          6.924     9.473         8
2010  .       9.457    11.816        39          9.473    11.841         4
2011  .      11.816    12.151        60         11.841    12.183         9
2012  .      12.151    14.203        74         12.183    14.248        15
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.498    10.990        10          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Equity Dividend RPM
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.949    11.782         1*
2008  .       N/A        N/A        N/A         11.782     7.147         1*
2009  .       N/A        N/A        N/A          7.147     8.668         2
2010  .       N/A        N/A        N/A          8.668    10.056         2
2011  .       N/A        N/A        N/A         10.056     9.637         2
2012  .       N/A        N/A        N/A          9.637    11.089         4
---------     --         ---        --------    ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.104    10.099         1*         N/A        N/A        N/A
2011  .      10.099    11.119         1*        10.112    11.156        21
2012  .      11.119    11.626         3         11.156    11.687        39
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.426     6.158         1*
2009  .       N/A        N/A        N/A          6.158     8.169         1*
2010  .       N/A        N/A        N/A          8.169     9.559         1*
2011  .       N/A        N/A        N/A          9.559     8.555         1*
2012  .       N/A        N/A        N/A          8.555    10.019         4
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A          9.283     8.231        10
2008  .       N/A        N/A        N/A          8.231     4.693        14
2009  .       4.996     6.330         1*         4.693     6.363        13
2010  .       6.330     7.329         1*         6.363     7.383        17
2011  .       7.329     6.571         1*         7.383     6.632        23
2012  .       6.571     8.044         1*         6.632     8.135        28
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A         10.411    10.853         1*
2008  .       N/A        N/A        N/A         10.853     5.411         3
2009  .       N/A        N/A        N/A          5.411     7.900        13
2010  .       N/A        N/A        N/A          7.900     9.889        13
2011  .       N/A        N/A        N/A          9.889     8.988        13
2012  .       N/A        N/A        N/A          8.988     9.414        15
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.410    10.623         5
2008  .      10.677    10.569         1*        10.623    10.134        14
2009  .       N/A        N/A        N/A         10.134    11.840        23
2010  .       N/A        N/A        N/A         11.840    12.623        35
2011  .       N/A        N/A        N/A         12.623    13.351        70
2012  .       N/A        N/A        N/A         13.351    13.986        73
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.039    10.040         1*         N/A        N/A        N/A
2011  .      10.040     9.833         2         10.053     9.865        20
2012  .       9.833    10.060         3          9.865    10.113        25
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         15.856    15.710        20
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         11.035     7.557         1*
2009  .       N/A        N/A        N/A          7.557     9.258         1*
2010  .       N/A        N/A        N/A          9.258    10.275         1*
2011  .       N/A        N/A        N/A         10.275    10.217         1*
2012  .       N/A        N/A        N/A         10.217    11.578         1*
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Equity Dividend RPM
2006  .      10.535    10.705         4          N/A        N/A        N/A
2007  .      10.705    11.016         5          N/A        N/A        N/A
2008  .      11.016     6.699         6          N/A        N/A        N/A
2009  .       6.699     8.146        19          N/A        N/A        N/A
2010  .       8.146     9.473        23          N/A        N/A        N/A
2011  .       9.473     9.101        28          N/A        N/A        N/A
2012  .       9.101    10.499        43          N/A        N/A        N/A
---------    ------    ------        --          --         ---        ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.091    10.127         1*         N/A        N/A        N/A
2011  .      10.127    11.201       117         10.131    11.210         2
2012  .      11.201    11.764       278         11.210    11.780         3
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .      10.789    10.734         1*         9.987    10.737         6
2008  .      10.734     6.183         4         10.737     6.188         5
2009  .       6.183     8.222         8          6.188     8.233        13
2010  .       8.222     9.646         8          8.233     9.663        13
2011  .       9.646     8.654        22          9.663     8.674        13
2012  .       8.654    10.161        34          8.674    10.189        13
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       9.554     8.244        19          9.598     8.246         4
2008  .       8.244     4.712        44          8.246     4.716         7
2009  .       4.712     6.405        68          4.716     6.413         4
2010  .       6.405     7.450        64          6.413     7.463         5
2011  .       7.450     6.709        85          7.463     6.724         9
2012  .       6.709     8.250        99          6.724     8.273        15
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.200    10.979         5         10.360    10.982         1*
2008  .      10.979     5.488        14         10.982     5.493         1*
2009  .       5.488     8.033        26          5.493     8.044         1*
2010  .       8.033    10.080        27          N/A        N/A        N/A
2011  .      10.080     9.184        33          N/A        N/A        N/A
2012  .       9.184     9.643        49          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2006  .      10.199    10.252         3          N/A        N/A        N/A
2007  .      10.252    10.659        72         10.415    10.666         5
2008  .      10.659    10.194       206         10.666    10.206         6
2009  .      10.194    11.939       386         10.206    11.959         7
2010  .      11.939    12.761       546         11.959    12.789         8
2011  .      12.761    13.531       627         12.789    13.567        26
2012  .      13.531    14.210       805         13.567    14.255        37
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.065    10.069        24          N/A        N/A        N/A
2011  .      10.069     9.905       168         10.072     9.913         3
2012  .       9.905    10.180       248          9.913    10.193         4
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .      10.377    10.751         1*         N/A        N/A        N/A
2007  .      10.751    11.278         1*         N/A        N/A        N/A
2008  .      11.278     7.427         1*         N/A        N/A        N/A
2009  .       7.427     9.668         1*         N/A        N/A        N/A
2010  .       9.668    10.725         1*         N/A        N/A        N/A
2011  .      10.725    10.361         1*         N/A        N/A        N/A
2012  .      10.361    11.576         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.332    11.404         1*         N/A        N/A        N/A
2008  .      11.404     7.216         8          N/A        N/A        N/A
2009  .       7.216     8.862        10          N/A        N/A        N/A
2010  .       8.862     9.860        15          N/A        N/A        N/A
2011  .       9.860     9.829        14          N/A        N/A        N/A
2012  .       9.829    11.166        12          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.297     7.306         1*
2010  .       N/A        N/A        N/A          7.306     9.379         1*
2011  .       9.311     8.656         1*         9.379     8.737         1*
2012  .       8.656     9.757         1*         8.737     9.868         1*
---------     -----     -----       ---          -----     -----       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----     -----       ---          -----     -----       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          9.206     9.367         1*
2012  .       N/A        N/A        N/A          9.367    10.818         4
---------     -----     -----       ---          -----    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.357    10.568         2
---------     -----     -----       ---         ------    ------       ---
LVIP Global Income
2009  .       N/A        N/A        N/A         10.431    10.688        12
2010  .       N/A        N/A        N/A         10.688    11.532        33
2011  .      11.492    11.404         2         11.532    11.466        45
2012  .      11.404    12.056         8         11.466    12.146        57
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(2)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .      10.747    10.805         1*         N/A        N/A        N/A
2011  .      10.805    10.903         1*        10.819    10.939         4
2012  .      10.903    12.300         1*        10.939    12.365         5
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.091     6.086         5
2009  .       N/A        N/A        N/A          6.086     7.463        10
2010  .       N/A        N/A        N/A          7.463     9.158        10
2011  .       9.093     8.769         1*         9.158     8.850        18
2012  .       8.769     9.792         1*         8.850     9.902        15
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          5.012     5.606         1*
2009  .       6.648     7.452         1*         5.606     7.491         6
2010  .       7.452     8.275         1*         7.491     8.335         6
2011  .       8.275     7.321         1*         8.335     7.388         9
2012  .       7.321     8.581         1*         7.388     8.678        10
---------    ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.583     7.704         6
2010  .       N/A        N/A        N/A          7.704     8.456        11
2011  .       8.396     8.233         1*         8.456     8.309        12
2012  .       8.233     9.402         1*         8.309     9.508        11
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.955     7.148         5          N/A        N/A        N/A
2009  .       7.148     9.154        21          N/A        N/A        N/A
2010  .       9.154    10.062        20          N/A        N/A        N/A
2011  .      10.062     9.975        15          N/A        N/A        N/A
2012  .       9.975    11.329        14          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.706     5.722         9          N/A        N/A        N/A
2009  .       5.722     7.353        35          N/A        N/A        N/A
2010  .       7.353     9.462        33          N/A        N/A        N/A
2011  .       9.462     8.837        32          N/A        N/A        N/A
2012  .       8.837    10.005        35          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Dimensional Non-U.S. Equity
2011  .       8.282     8.324         4          N/A        N/A        N/A
2012  .       8.324     9.749        14          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Dimensional U.S. Equity
2011  .      10.035     9.382         7          N/A        N/A        N/A
2012  .       9.382    10.862        13          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.325    10.373        15          N/A        N/A        N/A
2012  .      10.373    10.611        82        10.530     10.620         2
---------    ------    ------       ---        ------     ------       ---
LVIP Global Income
2009  .      10.344    10.705        28        10.290     10.708        13
2010  .      10.705    11.579       180        10.708     11.588         9
2011  .      11.579    11.541       425        11.588     11.557        12
2012  .      11.541    12.257       564        11.557     12.279        20
---------    ------    ------       ---        ------     ------       ---
LVIP Growth Fund(2)
2006  .      10.841    10.912         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP JPMorgan High Yield
2010  .      10.753    10.835         1*         N/A        N/A        N/A
2011  .      10.835    10.983        35          N/A        N/A        N/A
2012  .      10.983    12.446        62        11.244     12.463         7
---------    ------    ------       ---        ------     ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .      10.135     9.384         4          N/A        N/A        N/A
2008  .       9.384     6.110        14         9.125      6.115         3
2009  .       6.110     7.511        17         6.115      7.522         2
2010  .       7.511     9.241        16         7.522      9.258         2
2011  .       9.241     8.952        22         9.258      8.973         3
2012  .       8.952    10.042        38         8.973     10.070         1*
---------    ------    ------       ---        ------     ------       ---
LVIP MFS International Growth
2007  .      11.328    11.180         1*         N/A        N/A        N/A
2008  .      11.180     5.629         7          N/A        N/A        N/A
2009  .       5.629     7.541        21          N/A        N/A        N/A
2010  .       7.541     8.411        24          N/A        N/A        N/A
2011  .       8.411     7.474        41          N/A        N/A        N/A
2012  .       7.474     8.801        51          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP MFS Value
2007  .       9.468     9.738         4          N/A        N/A        N/A
2008  .       9.738     6.502        25         8.895      6.506         5
2009  .       6.502     7.756        64         6.506      7.765        25
2010  .       7.756     8.535        82         7.765      8.549        10
2011  .       8.535     8.407       108         8.549      8.426         9
2012  .       8.407     9.644       133         8.426      9.670         3
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mid-Cap Value
2007  .   N/A            N/A        N/A         10.088     8.649         1*
2008  .   N/A            N/A        N/A          8.649     5.044         3
2009  .   N/A            N/A        N/A          5.044     7.068         7
2010  .   N/A            N/A        N/A          7.068     8.614        14
2011  .   N/A            N/A        N/A          8.614     7.683        30
2012  .   N/A            N/A        N/A          7.683     9.380        33
--------- ------         ---        ---         ------     -----        --
LVIP Mondrian International Value
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         12.110    12.179         1*
2008  .   N/A            N/A        N/A         12.179     7.588         1*
2009  .   N/A            N/A        N/A          N/A        N/A        N/A
2010  .   N/A            N/A        N/A          9.049     9.120         2
2011  .   N/A            N/A        N/A          9.120     8.593         2
2012  .   N/A            N/A        N/A          8.593     9.265         2
--------- ------         ---        ---         ------    ------       ---
LVIP Money Market
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         10.173    10.447         2
2008  .   10.557       10.548         2         10.447    10.517         2
2009  .   10.548       10.389        10         10.517    10.379         4
2010  .   10.389       10.228        10         10.379    10.240         1*
2011  .   10.228       10.069         1*        10.240    10.100         7
2012  .   10.069        9.912         1*        10.100     9.962         7
--------- ------       ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A          N/A        N/A        N/A
2009  .   N/A            N/A        N/A          N/A        N/A        N/A
2010  .   N/A            N/A        N/A          N/A        N/A        N/A
2011  .   N/A            N/A        N/A          N/A        N/A        N/A
2012  .   N/A            N/A        N/A          N/A        N/A        N/A
--------- ------       ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A          N/A        N/A        N/A
2009  .   N/A            N/A        N/A          N/A        N/A        N/A
2010  .   N/A            N/A        N/A          N/A        N/A        N/A
2011  .   N/A            N/A        N/A          N/A        N/A        N/A
2012  .   N/A            N/A        N/A          N/A        N/A        N/A
--------- ------       ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A          N/A        N/A        N/A
2009  .   N/A            N/A        N/A          N/A        N/A        N/A
2010  .   N/A            N/A        N/A          N/A        N/A        N/A
2011  .   N/A            N/A        N/A          N/A        N/A        N/A
2012  .   N/A            N/A        N/A          N/A        N/A        N/A
--------- ------       ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A          N/A        N/A        N/A
2009  .   N/A            N/A        N/A          N/A        N/A        N/A
2010  .   N/A            N/A        N/A          N/A        N/A        N/A
2011  .   N/A            N/A        N/A          N/A        N/A        N/A
2012  .   N/A            N/A        N/A          N/A        N/A        N/A
--------- ------       ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A         11.446     9.390        11
2009  .   N/A            N/A        N/A          9.390    11.532        10
2010  .   N/A            N/A        N/A         11.532    12.535        26
2011  .   N/A            N/A        N/A         12.535    12.784        32
2012  .   N/A            N/A        N/A         12.784    13.805        67
--------- ------       ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mid-Cap Value
2007  .       9.919     8.662         4          9.382     8.664         6
2008  .       8.662     5.065         9          8.664     5.069        16
2009  .       5.065     7.114        12          5.069     7.123         7
2010  .       7.114     8.692        17          7.123     8.707         7
2011  .       8.692     7.772        36          8.707     7.790         7
2012  .       7.772     9.513        48          7.790     9.539         5
---------     -----     -----        --          -----     -----        --
LVIP Mondrian International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.947    12.221         5          N/A        N/A        N/A
2008  .      12.221     7.634         5          N/A        N/A        N/A
2009  .       7.634     9.125         4          6.221     9.140        30
2010  .       9.125     9.221         7          9.140     9.240         5
2011  .       9.221     8.709        12          9.240     8.732         1*
2012  .       8.709     9.414        11          N/A        N/A        N/A
---------    ------    ------       ---          -----     -----       ---
LVIP Money Market
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.238    10.483        25          N/A        N/A        N/A
2008  .      10.483    10.580       244         10.586    10.592        12
2009  .      10.580    10.467       139         10.592    10.485        11
2010  .      10.467    10.352       147         10.485    10.375        10
2011  .      10.352    10.237       196         10.375    10.264         9
2012  .      10.237    10.122       122         10.264    10.155         5
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .      10.354    10.466         7          N/A        N/A        N/A
2008  .      10.466     7.853         7          N/A        N/A        N/A
2009  .       7.853     9.634         7          N/A        N/A        N/A
2010  .       9.634    10.589         7          N/A        N/A        N/A
2011  .      10.589    10.572         6          N/A        N/A        N/A
2012  .      10.572    11.315         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .      10.207    10.312         7          N/A        N/A        N/A
2008  .      10.312     7.434         7          N/A        N/A        N/A
2009  .       7.434     9.212         7          N/A        N/A        N/A
2010  .       9.212    10.178         7          N/A        N/A        N/A
2011  .      10.178    10.056         6          N/A        N/A        N/A
2012  .      10.056    10.747         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       5.892     8.407        49          N/A        N/A        N/A
2010  .       8.407     9.423        49          N/A        N/A        N/A
2011  .       9.423     9.156        44          N/A        N/A        N/A
2012  .       9.156     9.672        43          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2006  .      10.490    10.565         1*         N/A        N/A        N/A
2007  .      10.565    11.228         2          N/A        N/A        N/A
2008  .      11.228     9.030         1*         N/A        N/A        N/A
2009  .       9.030    11.118       133          N/A        N/A        N/A
2010  .      11.118    12.115       247          N/A        N/A        N/A
2011  .      12.115    12.387       282          N/A        N/A        N/A
2012  .      12.387    13.409       686          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         12.323    12.929        51
2008  .       N/A        N/A        N/A         12.929     8.468        43
2009  .       N/A        N/A        N/A          8.468    10.748        52
2010  .       N/A        N/A        N/A         10.748    11.915       170
2011  .       N/A        N/A        N/A         11.915    11.721       191
2012  .       N/A        N/A        N/A         11.721    12.584       379
---------     --         ---        --------    ------    ------       ---
LVIP Protected Profile Moderate
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         12.710    12.420         1*
2008  .       N/A        N/A        N/A         12.420     8.964        39
2009  .       9.720    11.187         1*         8.964    11.290        52
2010  .      11.187    12.296         1*        11.290    12.433        56
2011  .      12.296    12.211         1*        12.433    12.372        89
2012  .      12.211    13.137         1*        12.372    13.338        93
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Bond Index
2008  .      10.248    10.459         5         10.200    10.470        11
2009  .      10.459    10.732         6         10.470    10.765       135
2010  .      10.732    11.164         6         10.765    11.221       223
2011  .      11.164    11.771         6         11.221    11.854       213
2012  .      11.771    12.001         6         11.854    12.110       236
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .       8.300     6.260         1*         8.649     6.267         3
2009  .       6.260     8.892         1*         6.267     8.919        38
2010  .       8.892     9.363         1*         8.919     9.410        54
2011  .       9.363     8.076         1*         9.410     8.133        61
2012  .       8.076     9.010         1*         8.133     9.092        63
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       8.255     6.052         1*         8.641     6.058         3
2009  .       6.052    11.285         1*         6.058    11.319        25
2010  .      11.285    14.154         1*        11.319    14.213        30
2011  .      14.154    11.818         1*        14.213    11.891        37
2012  .      11.818    13.071         1*        11.891    13.178        36
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         13.731    13.642         1*
2008  .       N/A        N/A        N/A         13.642     7.988         2
2009  .       N/A        N/A        N/A          7.988    10.277         1*
2010  .      10.184    10.872         3         10.277    10.994         1*
2011  .      10.872    10.695         7         10.994    10.837        77
2012  .      10.695    11.670         7         10.837    11.848        77
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       8.270     6.397         1*         8.632     6.403         7
2009  .       6.397     8.028         1*         6.403     8.053        53
2010  .       8.028     8.436         1*         8.053     8.479        81
2011  .       8.436     7.257         2          8.479     7.308        91
2012  .       7.257     8.414         2          7.308     8.491       106
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.883    11.831         58        11.744    11.839         2
2008  .      11.831     7.768         96        11.839     7.777        11
2009  .       7.768     9.884         98         7.777     9.901        11
2010  .       9.884    10.985        139         9.901    11.009        14
2011  .      10.985    10.833        181        11.009    10.862         5
2012  .      10.833    11.660      1,407        10.862    11.697        70
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.805    11.590        173        11.144    11.598         8
2008  .      11.590     8.386        144        11.598     8.396        20
2009  .       8.386    10.589        226         8.396    10.607        30
2010  .      10.589    11.690        518        10.607    11.716        30
2011  .      11.690    11.662        644        11.716    11.693        16
2012  .      11.662    12.603      2,513        11.693    12.643        38
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Bond Index
2008  .      10.261    10.484         81        10.207    10.487        12
2009  .      10.484    10.806        492        10.487    10.814        27
2010  .      10.806    11.292        921        10.814    11.306        25
2011  .      11.292    11.959        955        11.306    11.980        25
2012  .      11.959    12.247      1,028        11.980    12.275        28
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.460    10.594         23         N/A        N/A        N/A
2012  .      10.594    11.396         35         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.414    10.556         31         N/A        N/A        N/A
2012  .      10.556    11.279         55         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Developed International 150
2008  .       8.794     6.275         29         8.655     6.276         2
2009  .       6.275     8.953         97         6.276     8.959         3
2010  .       8.953     9.470        176         8.959     9.482         3
2011  .       9.470     8.205        212         9.482     8.219         3
2012  .       8.205     9.195        204         8.219     9.216         2
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       9.023     6.066         25         8.647     6.068         1*
2009  .       6.066    11.362         66         6.068    11.371         2
2010  .      11.362    14.315        101        11.371    14.333         2
2011  .      14.315    12.007        129        14.333    12.028         3
2012  .      12.007    13.339        135        12.028    13.370         3
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.280    12.146          4        10.929    12.154         2
2008  .      12.146     7.130         19        12.154     7.138         2
2009  .       7.130     9.196         31         7.138     9.211         1*
2010  .       9.196     9.861         33         9.211     9.883         1*
2011  .       9.861     9.745        125         9.883     9.771         7
2012  .       9.745    10.681        203         9.771    10.715        16
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA International Index
2008  .       8.722     6.412         32         8.638     6.413         2
2009  .       6.412     8.084        150         6.413     8.090         5
2010  .       8.084     8.533        280         8.090     8.544         3
2011  .       8.533     7.373        329         8.544     7.386         4
2012  .       7.373     8.587        330         7.386     8.607        13
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Large Cap 100
2008  .       9.541     6.973         3          9.907     6.980         4
2009  .       6.973     9.261         3          6.980     9.289        61
2010  .       9.261    10.836         3          9.289    10.891        79
2011  .      10.836    10.884         3         10.891    10.961        79
2012  .      10.884    11.991         2         10.961    12.100        76
---------    ------    ------         -         ------    ------        --
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.661    10.463         3
2012  .       N/A        N/A        N/A         10.463    11.496        13
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.555    10.392         5         10.564    10.421        48
2012  .      10.392    11.276         5         10.421    11.331        46
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.799    10.352         3
2012  .       N/A        N/A        N/A         10.352    11.492         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.791    10.850         6          N/A        N/A        N/A
2011  .      10.850    10.465         6         10.859    10.495        53
2012  .      10.465    11.443         6         10.495    11.499        62
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.275    11.394         4
2008  .       9.213     6.989         3         11.394     7.039        16
2009  .       6.989     8.651         3          7.039     8.731        95
2010  .       8.651     9.744         3          8.731     9.853       138
2011  .       9.744     9.742         3          9.853     9.871       135
2012  .       9.742    11.060         3          9.871    11.229       144
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A          9.160     9.158         1*
2008  .       8.178     5.929         1*         9.158     5.948         5
2009  .       5.929     7.335         1*         5.948     7.373        28
2010  .       7.335     9.086         1*         7.373     9.152        40
2011  .       9.086     8.512         1*         9.152     8.591        41
2012  .       8.512     9.685         1*         8.591     9.794        46
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .      10.186     7.224         1*        10.620     7.231         1*
2009  .       7.224    10.755         1*         7.231    10.788        16
2010  .      10.755    13.488         1*        10.788    13.556        22
2011  .      13.488    12.948         1*        13.556    13.039        22
2012  .      12.948    14.468         1*        13.039    14.600        22
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.396     7.999         6
2010  .       N/A        N/A        N/A          7.999     9.185         6
2011  .       N/A        N/A        N/A          9.185     8.886        10
2012  .       N/A        N/A        N/A          8.886    10.341        11
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         18.706    17.895         1*
2008  .       N/A        N/A        N/A         17.895    10.073         1*
2009  .      11.957    14.308         1*        10.073    14.499         4
2010  .      14.308    18.032         1*        14.499    18.309         6
2011  .      18.032    17.016         1*        18.309    17.311         8
2012  .      17.016    19.428         1*        17.311    19.805         8
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Large Cap 100
2008  .      10.079     6.989        51          9.914     6.991         3
2009  .       6.989     9.325       190          6.991     9.332         6
2010  .       9.325    10.960       309          9.332    10.974         5
2011  .      10.960    11.058       324         10.974    11.078         4
2012  .      11.058    12.238       303         11.078    12.266         3
---------    ------    ------       ---         ------    ------         -
LVIP SSgA Moderate Index Allocation
2010  .      10.528    10.672        13          N/A        N/A        N/A
2011  .      10.672    10.500        53          N/A        N/A        N/A
2012  .      10.500    11.566       146          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.452    10.575        23          N/A        N/A        N/A
2011  .      10.575    10.458       286          N/A        N/A        N/A
2012  .      10.458    11.400       565          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.711    10.811         1*         N/A        N/A        N/A
2011  .      10.811    10.389        22          N/A        N/A        N/A
2012  .      10.389    11.562        30          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.696    10.871        23          N/A        N/A        N/A
2011  .      10.871    10.532       236          N/A        N/A        N/A
2012  .      10.532    11.568       348          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.668    10.791         2          N/A        N/A        N/A
2008  .      10.791     6.684        67          9.243     6.692         3
2009  .       6.684     8.311       291          6.692     8.325         9
2010  .       8.311     9.402       495          8.325     9.423         6
2011  .       9.402     9.443       520          9.423     9.469         6
2012  .       9.443    10.769       524          9.469    10.804        13
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .      10.207     9.173         4          9.305     9.175         6
2008  .       9.173     5.972        20          9.175     5.977         7
2009  .       5.972     7.422        87          5.977     7.431         5
2010  .       7.422     9.235       136          7.431     9.252         4
2011  .       9.235     8.691       149          9.252     8.711         4
2012  .       8.691     9.933       150          8.711     9.960         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .      10.749     7.241        14         10.627     7.242         1*
2009  .       7.241    10.829        46          7.242    10.837         1*
2010  .      10.829    13.642        67         10.837    13.659         1*
2011  .      13.642    13.155        75         13.659    13.178         1*
2012  .      13.155    14.766        77         13.178    14.799         1*
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.764     5.707         1*         N/A        N/A        N/A
2009  .       5.707     8.052         8          7.911     8.063         1*
2010  .       8.052     9.268        20          8.063     9.285         1*
2011  .       9.268     8.989        25          9.285     9.010         2
2012  .       8.989    10.487        43          9.010    10.517         7
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .      10.949    10.911         1*         N/A        N/A        N/A
2007  .      10.911    12.221         5          N/A        N/A        N/A
2008  .      12.221     6.896         7          N/A        N/A        N/A
2009  .       6.896     9.951         7          9.698     9.968         1*
2010  .       9.951    12.597        13          9.968    12.626         1*
2011  .      12.597    11.941        22         12.626    11.974         1*
2012  .      11.941    13.695        30         11.974    13.740         2
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A          9.688     9.807         3
2008  .       N/A        N/A        N/A          9.807     6.005        11
2009  .       N/A        N/A        N/A          6.005     7.569        18
2010  .       N/A        N/A        N/A          7.569     7.934        22
2011  .       7.877     7.493         1*         7.934     7.562        31
2012  .       7.493     8.916         1*         7.562     9.017        30
---------     -----     -----       ---          -----     -----        --
LVIP UBS Large Cap Growth RPM
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         15.841    16.556         1*
2008  .       N/A        N/A        N/A         16.556     9.637         7
2009  .      10.704    12.958         1*         9.637    13.131        12
2010  .      12.958    14.165         1*        13.131    14.383        15
2011  .      14.165    13.114         1*        14.383    13.342        17
2012  .      13.114    14.984         1*        13.342    15.275         9
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.148     9.805         1*
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         12.778    14.494         2
2011  .       N/A        N/A        N/A         14.494    14.213         3
2012  .       N/A        N/A        N/A         14.213    16.408         4
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2006  .      14.107    14.120         1*         N/A        N/A        N/A
2007  .      14.120    14.443         1*        14.368    14.201         7
2008  .       N/A        N/A        N/A         14.201    10.878        16
2009  .       N/A        N/A        N/A         10.878    12.628        20
2010  .       N/A        N/A        N/A         12.628    13.652        31
2011  .       N/A        N/A        N/A         13.652    13.675        31
2012  .       N/A        N/A        N/A         13.675    14.959        21
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2006  .       N/A        N/A        N/A         19.049    19.038         1*
2007  .       N/A        N/A        N/A         19.038    23.947        11
2008  .       N/A        N/A        N/A         23.947    14.686        11
2009  .       N/A        N/A        N/A         14.686    19.241         8
2010  .      14.146    15.803         1*        19.241    21.537         8
2011  .      15.803    16.563         1*        21.537    22.619         8
2012  .      16.563    18.454         1*        22.619    25.252        11
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth
2006  .       N/A        N/A        N/A         15.664    15.378         1*
2007  .       N/A        N/A        N/A         15.378    18.581         1*
2008  .       N/A        N/A        N/A         18.581    10.376         1*
2009  .       N/A        N/A        N/A         10.376    13.465         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2006  .       N/A        N/A        N/A         19.693    19.259         1*
2007  .       N/A        N/A        N/A         19.259    19.618         1*
2008  .       N/A        N/A        N/A         19.618    10.481         1*
2009  .       N/A        N/A        N/A         10.481    15.148         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Templeton Growth RPM
2007  .       9.980     9.821         4         10.104     9.824         5
2008  .       9.821     6.030       115          9.824     6.034         5
2009  .       6.030     7.618       136          6.034     7.628         4
2010  .       7.618     8.006       170          7.628     8.020         4
2011  .       8.006     7.650       144          8.020     7.668         5
2012  .       7.650     9.144       187          7.668     9.170         3
---------     -----     -----       ---         ------     -----         -
LVIP UBS Large Cap Growth RPM
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.693    13.010         7          N/A        N/A        N/A
2008  .      13.010     7.592        29         11.550     7.601         4
2009  .       7.592    10.370        41          7.601    10.388         5
2010  .      10.370    11.387        49         10.388    11.412         7
2011  .      11.387    10.590        46         11.412    10.619         7
2012  .      10.590    12.155        52         10.619    12.194         3
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.213     9.377         1*         N/A        N/A        N/A
2012  .       9.377    10.648         7         10.599    10.657         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       9.234     8.366         2          N/A        N/A        N/A
2012  .       8.366     9.845         8          9.190     9.852         1*
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2008  .       9.334     6.337         4          N/A        N/A        N/A
2009  .       6.337     8.603         7          7.460     8.610         1*
2010  .       8.603     9.782        16          8.610     9.795         7
2011  .       9.782     9.616        15          9.795     9.634         6
2012  .       9.616    11.129        31          9.634    11.155         6
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2006  .      10.597    10.736         2          N/A        N/A        N/A
2007  .      10.736    11.031        56         11.352    11.039         1*
2008  .      11.031     8.471        65         11.039     8.481         7
2009  .       8.471     9.858        73          8.481     9.875         9
2010  .       9.858    10.684        98          9.875    10.708         9
2011  .      10.684    10.730       103         10.708    10.758         8
2012  .      10.730    11.767        82         10.758    11.804         1*
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2006  .      11.004    11.455         2          N/A        N/A        N/A
2007  .      11.455    14.445        26         11.858    14.454         2
2008  .      14.445     8.881        73         14.454     8.891         2
2009  .       8.881    11.665        65          8.891    11.684        20
2010  .      11.665    13.089        59         11.684    13.118         7
2011  .      13.089    13.781        47         13.118    13.818         2
2012  .      13.781    15.424        90         13.818    15.473         1*
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.094    13.438        12          N/A        N/A        N/A
2008  .      13.438     7.523        13          N/A        N/A        N/A
2009  .       7.523     9.786         6          N/A        N/A        N/A
2010  .       9.786    12.490         5          N/A        N/A        N/A
2011  .      12.490    12.405         5          N/A        N/A        N/A
2012  .      12.405    13.786         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2006  .      11.219    11.056         1*         N/A        N/A        N/A
2007  .      11.056    11.291         7          N/A        N/A        N/A
2008  .      11.291     6.047         6          N/A        N/A        N/A
2009  .       6.047     8.762         3          N/A        N/A        N/A
2010  .       8.762    10.929         3          N/A        N/A        N/A
2011  .      10.929    10.102         3          N/A        N/A        N/A
2012  .      10.102    11.538         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A        12.518    15.338          2
2011  .   15.288      13.910          2        15.338    13.983          3
2012  .   13.910      14.391          2        13.983    14.496          4
--------- ------      ------        ---        ------    ------        ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
PIMCO VIT CommodityRealReturn Strategy
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .     12.538    15.400          2         N/A        N/A         N/A
2011  .     15.400    14.075          5         N/A        N/A         N/A
2012  .     14.075    14.627         14         N/A        N/A         N/A
---------   ------    ------        ---      ----------- -------- -------------

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Design 2




                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      20.991    20.190         1*        17.836    20.402         8
2008  .      20.190    10.391         2         20.402    10.521        13
2009  .      10.391    15.590         1*        10.521    15.817         8
2010  .      15.590    18.112         1*        15.817    18.413         8
2011  .      18.112    13.590         1*        18.413    13.843         8
2012  .      13.590    15.078         1*        13.843    15.389         8
---------    ------    ------       ---         ------    ------       ---
ABVPSF Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         16.833    10.722         1*
2009  .       N/A        N/A        N/A         10.722    12.667         1*
2010  .       N/A        N/A        N/A         12.667    14.026         6
2011  .       N/A        N/A        N/A         14.026    14.605         8
2012  .       N/A        N/A        N/A         14.605    16.810         6
---------    ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .       N/A        N/A        N/A         11.611    11.828         1*
2007  .      13.232    12.219         1*        11.828    12.257        40
2008  .      12.219     5.593         2         12.257     5.621        38
2009  .       5.593     7.361         1*         5.621     7.414        29
2010  .       7.361     7.522         1*         7.414     7.591        28
2011  .       7.522     5.937         1*         7.591     6.003        28
2012  .       5.937     6.642         1*         6.003     6.730        26
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2006  .       N/A        N/A        N/A         22.035    21.940         1*
2007  .      23.722    21.644         1*        21.940    21.866         6
2008  .      21.644    13.624         1*        21.866    13.792         8
2009  .      13.624    19.042         1*        13.792    19.314         9
2010  .      19.042    23.616         1*        19.314    24.002         9
2011  .      23.616    21.141         1*        24.002    21.530         9
2012  .      21.141    24.538         1*        21.530    25.039         8
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         11.266    10.727         1*
2009  .       N/A        N/A        N/A         10.727    11.608        16
2010  .       N/A        N/A        N/A         11.608    11.977        19
2011  .       N/A        N/A        N/A         11.977    13.138        24
2012  .       N/A        N/A        N/A         13.138    13.850        22
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2006  .       N/A        N/A        N/A         14.726    14.897         1*
2007  .      17.108    16.675         1*        14.897    16.795        21
2008  .      16.675    10.065         4         16.795    10.158        24
2009  .      10.065    14.032         1*        10.158    14.190        18
2010  .      14.032    15.363         1*        14.190    15.566        19
2011  .      15.363    13.713         1*        15.566    13.923        17
2012  .      13.713    16.466         1*        13.923    16.752        15
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      33.351    33.414         1*        28.375    33.762         8
2008  .      33.414    15.214         1*        33.762    15.404        25
2009  .      15.214    24.043         1*        15.404    24.391        20
2010  .      24.043    28.835         1*        24.391    29.311        20
2011  .      28.835    22.841         1*        29.311    23.264        18
2012  .      22.841    26.445         1*        23.264    26.990        18
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .      11.750    11.740         2          N/A        N/A        N/A
2007  .      11.740    13.854        14          N/A        N/A        N/A
2008  .      13.854     7.162        13          N/A        N/A        N/A
2009  .       7.162    10.794        13          N/A        N/A        N/A
2010  .      10.794    12.597        14          N/A        N/A        N/A
2011  .      12.597     9.495         9          N/A        N/A        N/A
2012  .       9.495    10.581         5          N/A        N/A        N/A
---------    ------    ------        --          --         ---        ---
ABVPSF Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      13.444    13.788        10          N/A        N/A        N/A
2008  .      13.788     8.047        15          N/A        N/A        N/A
2009  .       8.047     9.531        27          N/A        N/A        N/A
2010  .       9.531    10.580        17          N/A        N/A        N/A
2011  .      10.580    11.044        15          N/A        N/A        N/A
2012  .      11.044    12.743        14          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
ABVPSF International Value
2006  .      11.003    11.846         3          N/A        N/A        N/A
2007  .      11.846    12.309        52         12.704    12.318         9
2008  .      12.309     5.659        57         12.318     5.666         9
2009  .       5.659     7.482        41          5.666     7.496         8
2010  .       7.482     7.680        45          7.496     7.698         8
2011  .       7.680     6.089        43          7.698     6.106         1*
2012  .       6.089     6.843        29          6.106     6.865         1*
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2006  .      20.353    20.971         1*         N/A        N/A        N/A
2007  .      20.971    20.954        21         23.768    21.020         5
2008  .      20.954    13.250        27         21.020    13.298         5
2009  .      13.250    18.601        15         13.298    18.679         5
2010  .      18.601    23.174        15         18.679    23.282         5
2011  .      23.174    20.839        16         23.282    20.947         1*
2012  .      20.839    24.297         8         20.947    24.435         1*
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2006  .      10.443    10.398         5          N/A        N/A        N/A
2007  .      10.398    11.206         6          N/A        N/A        N/A
2008  .      11.206    10.851        18         11.284    10.876         1*
2009  .      10.851    11.772        25         10.876    11.806         4
2010  .      11.772    12.176        43         11.806    12.217         4
2011  .      12.176    13.390        44         12.217    13.442        11
2012  .      13.390    14.151        51         13.442    14.212        13
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2006  .      14.486    14.994         8          N/A        N/A        N/A
2007  .      14.994    16.947        48         15.550    16.978         2
2008  .      16.947    10.275        51         16.978    10.299         2
2009  .      10.275    14.390        34         10.299    14.431         4
2010  .      14.390    15.825        44         14.431    15.878         2
2011  .      15.825    14.190        40         15.878    14.244         2
2012  .      14.190    17.116        31         14.244    17.190         2
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization
2006  .      22.412    24.011         1*         N/A        N/A        N/A
2007  .      24.011    28.694        18         28.816    32.332         1*
2008  .      28.694    13.124        23         32.332    14.796         1*
2009  .      13.124    20.833        17         14.796    23.498         1*
2010  .      20.833    25.098        19         23.498    28.323         1*
2011  .      25.098    19.971        18         28.323    22.548         1*
2012  .      19.971    23.227        14         22.548    26.237         1*
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth
2006  .   N/A           N/A         N/A         19.660    19.447        10
2007  .   21.414      21.227          1*        19.447    21.448        30
2008  .   21.227      11.652          4         21.448    11.797        40
2009  .   11.652      15.914          4         11.797    16.144        53
2010  .   15.914      18.504          4         16.144    18.809        55
2011  .   18.504      17.353          4         18.809    17.675        44
2012  .   17.353      20.043          4         17.675    20.455        39
--------- ------      ------        ---         ------    ------        --
American Funds Growth-Income
2006  .   N/A           N/A         N/A         17.996    17.991         5
2007  .   18.558      18.359          1*        17.991    18.552        39
2008  .   18.359      11.179          1*        18.552    11.319        74
2009  .   11.179      14.373          2         11.319    14.582       113
2010  .   14.373      15.691          2         14.582    15.951       120
2011  .   15.691      15.091          2         15.951    15.372       106
2012  .   15.091      17.370          2         15.372    17.728        87
--------- ------      ------        ---         ------    ------       ---
American Funds International
2006  .   N/A           N/A         N/A         23.103    23.513         2
2007  .   27.780      27.418          1*        23.513    27.703        12
2008  .   27.418      15.546          1*        27.703    15.739        30
2009  .   15.546      21.790          1*        15.739    22.106        21
2010  .   21.790      22.893          1*        22.106    23.271        23
2011  .   22.893      19.296          1*        23.271    19.654        21
2012  .   19.296      22.290          1*        19.654    22.748        20
--------- ------      ------        ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .   N/A           N/A         N/A         10.775    11.555        35
2010  .   N/A           N/A         N/A         11.555    12.450        83
2011  .   N/A           N/A         N/A         12.450    11.777       103
2012  .   N/A           N/A         N/A         11.777    12.713       103
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Diversified Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.759    11.799         2
2008  .   N/A           N/A         N/A         11.799    11.015         9
2009  .   N/A           N/A         N/A         11.015    13.696        30
2010  .   N/A           N/A         N/A         13.696    14.503        39
2011  .   N/A           N/A         N/A         14.503    15.113        31
2012  .   N/A           N/A         N/A         15.113    15.856        31
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Emerging Markets
2007  .   52.557      51.575          1*        11.090    11.986        13
2008  .   51.575      24.412          1*        11.986     5.685        23
2009  .   24.412      42.494          1*         5.685     9.916        25
2010  .   42.494      49.214          1*         9.916    11.507        35
2011  .   49.214      38.571          1*        11.507     9.036        39
2012  .   38.571      43.150          1*         9.036    10.129        39
--------- ------      ------        ---         ------    ------       ---
Delaware VIP High Yield
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         15.763    12.124         3
2009  .   N/A           N/A         N/A         12.124    17.693        15
2010  .   N/A           N/A         N/A         17.693    19.959        15
2011  .   N/A           N/A         N/A         19.959    20.049        14
2012  .   N/A           N/A         N/A         20.049    23.098        14
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         10.224    10.130         1*
2009  .   10.690      11.095          8         10.130    11.196        85
2010  .   11.095      11.336          8         11.196    11.462        92
2011  .   11.336      11.391          8         11.462    11.540        95
2012  .   11.391      11.441          8         11.540    11.614        96
--------- ------      ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth
2006  .      14.276    14.872        11          N/A        N/A        N/A
2007  .      14.872    16.443       111         17.440    18.779        14
2008  .      16.443     9.066       153         18.779    10.360        14
2009  .       9.066    12.439       270         10.360    14.221        21
2010  .      12.439    14.529       264         14.221    16.618        21
2011  .      14.529    13.686       249         16.618    15.662        15
2012  .      13.686    15.879       125         15.662    18.180        10
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income
2006  .      13.719    14.151         8          N/A        N/A        N/A
2007  .      14.151    14.629       116         15.590    15.767         7
2008  .      14.629     8.948       169         15.767     9.648         6
2009  .       8.948    11.557       207          9.648    12.468         9
2010  .      11.557    12.673       308         12.468    13.679        11
2011  .      12.673    12.243       317         13.679    13.222        11
2012  .      12.243    14.156       202         13.222    15.295         9
---------    ------    ------       ---         ------    ------       ---
American Funds International
2006  .      17.637    18.695         2          N/A        N/A        N/A
2007  .      18.695    22.082        32         21.640    23.496         5
2008  .      22.082    12.577        46         23.496    13.389         6
2009  .      12.577    17.709        32         13.389    18.862         3
2010  .      17.709    18.689        36         18.862    19.915         3
2011  .      18.689    15.823        35         19.915    16.870         3
2012  .      15.823    18.361        23         16.870    19.585         1*
---------    ------    ------       ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .      10.744    11.573        24          N/A        N/A        N/A
2010  .      11.573    12.501        89         11.576    12.511         2
2011  .      12.501    11.854       116         12.511    11.870         2
2012  .      11.854    12.829       138         11.870    12.852        10
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2006  .      11.135    11.263         6          N/A        N/A        N/A
2007  .      11.263    11.906        32         11.891    11.927         2
2008  .      11.906    11.143        41         11.927    11.168         2
2009  .      11.143    13.889        63         11.168    13.928         3
2010  .      13.889    14.744       100         13.928    14.793         3
2011  .      14.744    15.403        96         14.793    15.462         4
2012  .      15.403    16.201        82         15.462    16.271         9
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2007  .      35.959    41.238         2          N/A        N/A        N/A
2008  .      41.238    19.608         7         26.881    13.760         1*
2009  .      19.608    34.285         8         13.760    24.072         1*
2010  .      34.285    39.886        12         24.072    28.019         1*
2011  .      39.886    31.401        18         28.019    22.070         1*
2012  .      31.401    35.287        15          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP High Yield
2006  .      13.235    13.453         9          N/A        N/A        N/A
2007  .      13.453    13.576        16          N/A        N/A        N/A
2008  .      13.576    10.097        18          N/A        N/A        N/A
2009  .      10.097    14.771        21          N/A        N/A        N/A
2010  .      14.771    16.705        19          N/A        N/A        N/A
2011  .      16.705    16.823        20          N/A        N/A        N/A
2012  .      16.823    19.429        11          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.651    10.270        13          N/A        N/A        N/A
2009  .      10.270    11.379        85          N/A        N/A        N/A
2010  .      11.379    11.680        97          N/A        N/A        N/A
2011  .      11.680    11.788        99          N/A        N/A        N/A
2012  .      11.788    11.894       101         11.909    11.880         9
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP REIT
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         24.630    21.266         1*
2008  .   N/A           N/A         N/A         21.266    13.510         1*
2009  .   N/A           N/A         N/A         13.510    16.344         1*
2010  .   N/A           N/A         N/A         16.344    20.314         1*
2011  .   N/A           N/A         N/A         20.314    22.059         1*
2012  .   N/A           N/A         N/A         22.059    25.251         1*
--------- ----------- -------- -------------    ------    ------       ---
Delaware VIP Small Cap Value
2008  .   N/A           N/A         N/A         20.160    13.816         1*
2009  .   N/A           N/A         N/A         13.816    17.844         5
2010  .   N/A           N/A         N/A         17.844    23.107         5
2011  .   N/A           N/A         N/A         23.107    22.323         6
2012  .   N/A           N/A         N/A         22.323    24.902         6
--------- ----------- -------- -------------    ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2006  .   N/A           N/A         N/A         16.509    15.991         2
2007  .   N/A           N/A         N/A         15.991    17.340         3
2008  .   N/A           N/A         N/A         17.340     9.045         3
2009  .   N/A           N/A         N/A          9.045    13.707         3
2010  .   N/A           N/A         N/A         16.268    18.393         3
2011  .   N/A           N/A         N/A         18.393    19.483         3
2012  .   N/A           N/A         N/A         19.483    21.174         2
--------- ----------- -------- -------------    ------    ------       ---
Delaware VIP U.S. Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         14.557    15.462         2
2008  .   N/A           N/A         N/A         15.462     8.673         2
2009  .   N/A           N/A         N/A          8.673    12.170         3
2010  .   N/A           N/A         N/A         12.170    13.565         3
2011  .   N/A           N/A         N/A         13.565    14.315         3
2012  .   N/A           N/A         N/A         14.315    16.295         3
--------- ----------- -------- -------------    ------    ------       ---
Delaware VIP Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         15.813    15.027         6
2008  .   N/A           N/A         N/A         15.027     9.799        11
2009  .   N/A           N/A         N/A          9.799    11.318        14
2010  .   N/A           N/A         N/A         11.318    12.813        17
2011  .   N/A           N/A         N/A         12.813    13.743        19
2012  .   N/A           N/A         N/A         13.743    15.439        17
--------- ----------- -------- -------------    ------    ------       ---
DWS Alternative Asset Allocation
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         12.626    12.008         1*
2012  .   N/A           N/A         N/A         12.008    12.892         1*
--------- ----------- -------- -------------    ------    ------       ---
DWS VIT Equity 500 Index
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         15.289    15.557        10
2008  .   N/A           N/A         N/A         15.557     9.569        13
2009  .   N/A           N/A         N/A          9.569    11.839        18
2010  .   N/A           N/A         N/A         11.839    13.309        18
2011  .   N/A           N/A         N/A         13.309    13.261        18
2012  .   N/A           N/A         N/A         13.261    15.025        17
--------- ----------- -------- -------------    ------    ------       ---
DWS VIT Small Cap Index
2006  .   N/A           N/A         N/A         18.430    18.298         1*
2007  .   N/A           N/A         N/A         18.298    17.574         5
2008  .   N/A           N/A         N/A         17.574    11.330        12
2009  .   N/A           N/A         N/A         11.330    14.044         5
2010  .   N/A           N/A         N/A         14.044    17.386         4
2011  .   N/A           N/A         N/A         17.386    16.286         4
2012  .   N/A           N/A         N/A         16.286    18.526         4
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP REIT
2006  .      25.417    27.270         3          N/A        N/A        N/A
2007  .      27.270    23.032        12         26.539    21.666         4
2008  .      23.032    14.668         9         21.666    13.805         4
2009  .      14.668    17.790         4         13.805    16.752         4
2010  .      17.790    22.166         8         16.752    20.883         4
2011  .      22.166    24.131         5          N/A        N/A        N/A
2012  .      24.131    27.692         3         24.912    26.115         1*
---------    ------    ------        --         ------    ------       ---
Delaware VIP Small Cap Value
2008  .      22.201    15.424         2          N/A        N/A        N/A
2009  .      15.424    19.970         3          N/A        N/A        N/A
2010  .      19.970    25.926         6          N/A        N/A        N/A
2011  .      25.926    25.109         6          N/A        N/A        N/A
2012  .      25.109    28.079         6          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       9.503    10.091         2          N/A        N/A        N/A
2012  .      10.091    10.995         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .      11.391    11.296         1*         N/A        N/A        N/A
2007  .      11.296    12.492         2         12.772    12.517         1*
2008  .      12.492     7.025         2         12.517     7.042         1*
2009  .       7.025     9.882         4          7.042     9.912         1*
2010  .       9.882    11.042         4          9.912    11.081         1*
2011  .      11.042    11.682         1*        11.081    11.729         1*
2012  .      11.682    13.331         2         11.729    13.391         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2006  .      15.037    15.675         1*         N/A        N/A        N/A
2007  .      15.675    14.964        13         17.170    15.317         3
2008  .      14.964     9.783        13         15.317    10.018         3
2009  .       9.783    11.327        23         10.018    11.606         4
2010  .      11.327    12.855         8         11.606    13.178         4
2011  .      12.855    13.823         5         13.178    14.177         2
2012  .      13.823    15.567         6          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .      11.227    11.491         1*         N/A        N/A        N/A
2010  .      11.491    12.683         2          N/A        N/A        N/A
2011  .      12.683    12.093         4          N/A        N/A        N/A
2012  .      12.093    13.015         5          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIT Equity 500 Index
2006  .      15.149    15.225         4          N/A        N/A        N/A
2007  .      15.225    15.737         6          N/A        N/A        N/A
2008  .      15.737     9.704         8          N/A        N/A        N/A
2009  .       9.704    12.036        10          N/A        N/A        N/A
2010  .      12.036    13.565        10          N/A        N/A        N/A
2011  .      13.565    13.550         5          N/A        N/A        N/A
2012  .      13.550    15.391         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index
2006  .      18.336    18.464         3          N/A        N/A        N/A
2007  .      18.464    17.779         8         19.394    17.820         5
2008  .      17.779    11.490         6         17.820    11.523         5
2009  .      11.490    14.278         6         11.523    14.326         5
2010  .      14.278    17.721         6         14.326    17.788         5
2011  .      17.721    16.641         3          N/A        N/A        N/A
2012  .      16.641    18.977         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         18.850    20.463        23
2008  .      18.826    11.372         2         20.463    11.512        46
2009  .      11.372    15.093         1*        11.512    15.309        77
2010  .      15.093    17.290         1*        15.309    17.572        78
2011  .      17.290    16.467         1*        17.572    16.770        63
2012  .      16.467    18.737         1*        16.770    19.120        60
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      18.561    18.060         1*        11.729    14.289         6
2008  .      18.060     9.323         1*        14.289     7.391         6
2009  .       9.323    11.688         2          7.391     9.284        10
2010  .      11.688    14.183         2          9.284    11.289        11
2011  .      14.183    13.890         2         11.289    11.078         9
2012  .      13.890    15.569         2         11.078    12.442         7
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .       N/A        N/A        N/A         12.949    12.746         1*
2007  .      15.142    14.357         1*        12.746    14.431        31
2008  .      14.357     8.495         1*        14.431     8.556        53
2009  .       8.495    11.631         1*         8.556    11.738        41
2010  .      11.631    14.651         1*        11.738    14.815        47
2011  .      14.651    12.795         1*        14.815    12.965        54
2012  .      12.795    14.361         1*        12.965    14.581        52
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         18.237    20.581         2
2008  .       N/A        N/A        N/A         20.581    11.322         1*
2009  .       N/A        N/A        N/A         11.322    14.029         1*
2010  .       N/A        N/A        N/A         14.029    15.539         1*
2011  .       N/A        N/A        N/A         15.539    12.609         1*
2012  .       N/A        N/A        N/A         12.609    14.900         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.458    11.380         1*        11.882    11.416        81
2008  .      11.380     7.842         2         11.416     7.883        79
2009  .       7.842    10.418         3          7.883    10.494        66
2010  .      10.418    11.500         3         10.494    11.607        69
2011  .      11.500    11.535         3         11.607    11.666        63
2012  .      11.535    12.731         3         11.666    12.901        63
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .       N/A        N/A        N/A         19.101    18.661         2
2007  .       N/A        N/A        N/A         18.661    20.378         3
2008  .       N/A        N/A        N/A         20.378    11.503         7
2009  .       N/A        N/A        N/A         11.503    16.213         7
2010  .       N/A        N/A        N/A         16.213    20.313         7
2011  .       N/A        N/A        N/A         20.313    18.977         7
2012  .       N/A        N/A        N/A         18.977    20.651         6
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.339    11.430        14
2008  .      10.578     7.015         1*        11.430     7.057        22
2009  .       7.015     8.663         1*         7.057     8.732        18
2010  .       8.663     9.437         1*         8.732     9.531        18
2011  .       9.437     9.149         1*         9.531     9.259        18
2012  .       9.149    10.241         1*         9.259    10.384        17
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2006  .      17.519    17.515         6          N/A        N/A        N/A
2007  .      17.515    20.219        48         19.060    20.286         4
2008  .      20.219    11.403        79         20.286    11.447         5
2009  .      11.403    15.203        95         11.447    15.268         8
2010  .      15.203    17.494       105         15.268    17.578         8
2011  .      17.494    16.737       104         17.578    16.826         8
2012  .      16.737    19.130        67         16.826    19.241         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       7.107     8.330         1*         N/A        N/A        N/A
2008  .       8.330     4.320         2          N/A        N/A        N/A
2009  .       4.320     5.440         5          N/A        N/A        N/A
2010  .       5.440     6.631         7          N/A        N/A        N/A
2011  .       6.631     6.524         8          N/A        N/A        N/A
2012  .       6.524     7.345         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .      12.926    12.796         3          N/A        N/A        N/A
2007  .      12.796    14.524        60         13.969    14.543         9
2008  .      14.524     8.632        70         14.543     8.648        10
2009  .       8.632    11.872        49          8.648    11.900         9
2010  .      11.872    15.022        63         11.900    15.064         9
2011  .      15.022    13.179        68         15.064    13.223         2
2012  .      13.179    14.859        55         13.223    14.915         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2006  .      10.926    11.113         1*         N/A        N/A        N/A
2007  .      11.113    12.801         4          N/A        N/A        N/A
2008  .      12.801     7.060         6          N/A        N/A        N/A
2009  .       7.060     8.770         8          N/A        N/A        N/A
2010  .       8.770     9.738         8          N/A        N/A        N/A
2011  .       9.738     7.921         8          N/A        N/A        N/A
2012  .       7.921     9.384         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.960    11.225        13          N/A        N/A        N/A
2007  .      11.225    11.462        95         11.932    11.471        15
2008  .      11.462     7.935       138         11.471     7.945        14
2009  .       7.935    10.589       109          7.945    10.608        14
2010  .      10.589    11.741       119         10.608    11.768        17
2011  .      11.741    11.830       122         11.768    11.864        17
2012  .      11.830    13.116       110         11.864    13.159        16
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .      14.237    14.108         1*         N/A        N/A        N/A
2007  .      14.108    15.445        17         15.523    15.494         5
2008  .      15.445     8.740        24         15.494     8.773         5
2009  .       8.740    12.350        14          8.773    12.402         3
2010  .      12.350    15.511        16         12.402    15.584         3
2011  .      15.511    14.527        18         15.584    14.603         2
2012  .      14.527    15.848        13         14.603    15.939         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.931    11.270         1*         N/A        N/A        N/A
2007  .      11.270    11.477        81         12.093    11.486        15
2008  .      11.477     7.104       108         11.486     7.112        17
2009  .       7.104     8.812        74          7.112     8.827        15
2010  .       8.812     9.643        79          8.827     9.664        15
2011  .       9.643     9.391        77          9.664     9.416         4
2012  .       9.391    10.558        44          9.416    10.592         2
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.372    11.896         6
2008  .   N/A           N/A         N/A         11.896    12.403         8
2009  .   N/A           N/A         N/A         12.403    14.451        27
2010  .   N/A           N/A         N/A         14.451    16.236        31
2011  .   N/A           N/A         N/A         16.236    15.799        30
2012  .   N/A           N/A         N/A         15.799    17.846        29
--------- ----------- -------- -------------    ------    ------       ---
FTVIPT Templeton Growth Securities
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         21.102    20.085         1*
2008  .   N/A           N/A         N/A         20.085    11.372         1*
2009  .   N/A           N/A         N/A         11.372    14.635         1*
2010  .   N/A           N/A         N/A         14.635    15.429         1*
2011  .   N/A           N/A         N/A         15.429    14.090         1*
2012  .   N/A           N/A         N/A         14.090    16.746         1*
--------- ----------- -------- -------------    ------    ------       ---
Huntington VA Balanced
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.222    10.389         1*
--------- ----------- -------- -------------    ------    ------       ---
Huntington VA Dividend Capture
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.365    10.713         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP American Global Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         12.347    10.999         1*
2012  .   N/A           N/A         N/A         10.999    13.184         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP American Global Small Capitalization
2010  .   N/A           N/A         N/A         12.108    12.733         1*
2011  .   N/A           N/A         N/A         12.733    10.064         5
2012  .   N/A           N/A         N/A         10.064    11.634         5
--------- ----------- -------- -------------    ------    ------       ---
LVIP American Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         13.032    13.446         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP American Growth-Income
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP American International
2010  .   N/A           N/A         N/A         11.494    12.240         1*
2011  .   N/A           N/A         N/A         12.240    10.295         6
2012  .   N/A           N/A         N/A         10.295    11.870         5
--------- ----------- -------- -------------    ------    ------       ---
LVIP Baron Growth Opportunities(3)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         10.863    10.765         2
2008  .   N/A           N/A         N/A         10.765     6.432         3
2009  .   N/A           N/A         N/A          6.432     8.733         8
2010  .   N/A           N/A         N/A          8.733    10.835        10
2011  .   N/A           N/A         N/A         10.835    11.065         7
2012  .   N/A           N/A         N/A         11.065    12.844         6
--------- ----------- -------- -------------    ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.399    11.646         1*
2008  .   N/A           N/A         N/A         11.646     7.033         1*
2009  .   N/A           N/A         N/A          7.033     8.492        12
2010  .   N/A           N/A         N/A          8.492     9.806        12
2011  .   N/A           N/A         N/A          9.806     9.356        12
2012  .   N/A           N/A         N/A          9.356    10.717        11
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2006  .      10.945    10.960         1*         N/A        N/A        N/A
2007  .      10.960    11.973        25         11.951    11.988         1*
2008  .      11.973    12.514        37         11.988    12.537         1*
2009  .      12.514    14.617        33         12.537    14.650         3
2010  .      14.617    16.463        51         14.650    16.509         6
2011  .      16.463    16.061        55         16.509    16.113         6
2012  .      16.061    18.187        43         16.113    18.256         9
---------    ------    ------        --         ------    ------       ---
FTVIPT Templeton Growth Securities
2006  .      16.295    17.090         5          N/A        N/A        N/A
2007  .      17.090    17.213        27          N/A        N/A        N/A
2008  .      17.213     9.770        27          N/A        N/A        N/A
2009  .       9.770    12.606        15          N/A        N/A        N/A
2010  .      12.606    13.323        13          N/A        N/A        N/A
2011  .      13.323    12.197        13          N/A        N/A        N/A
2012  .      12.197    14.532         9          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
Huntington VA Balanced
2011  .       9.778     9.679         4          N/A        N/A        N/A
2012  .       9.679    10.431        23          9.830    10.440         9
---------    ------    ------        --         ------    ------       ---
Huntington VA Dividend Capture
2011  .       9.711     9.806         1*         N/A        N/A        N/A
2012  .       9.806    10.757         9          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
LVIP American Global Growth
2010  .      11.887    12.363         2          N/A        N/A        N/A
2011  .      12.363    11.040         8          N/A        N/A        N/A
2012  .      11.040    13.267        10          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.749    10.102         6          N/A        N/A        N/A
2012  .      10.102    11.707         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .      11.901    12.479         2          N/A        N/A        N/A
2011  .      12.479    11.706        17          N/A        N/A        N/A
2012  .      11.706    13.531        28          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .      11.624    12.163         2          N/A        N/A        N/A
2011  .      12.163    11.702        23          N/A        N/A        N/A
2012  .      11.702    13.479        43          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.256    10.333        11          N/A        N/A        N/A
2012  .      10.333    11.944        21          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(3)
2006  .      10.617    10.619         1*         N/A        N/A        N/A
2007  .      10.619    10.808        14          N/A        N/A        N/A
2008  .      10.808     6.474        31          N/A        N/A        N/A
2009  .       6.474     8.813        30          5.693     8.829         1*
2010  .       8.813    10.961        42          8.829    10.987         1*
2011  .      10.961    11.221        40         10.987    11.253         1*
2012  .      11.221    13.058        16          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.767    10.973         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.762    11.721         2          N/A        N/A        N/A
2008  .      11.721     7.096         2          N/A        N/A        N/A
2009  .       7.096     8.589         4          N/A        N/A        N/A
2010  .       8.589     9.944         5          N/A        N/A        N/A
2011  .       9.944     9.511         5          N/A        N/A        N/A
2012  .       9.511    10.922         5          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.083    11.074        11
2012  .       N/A        N/A        N/A         11.074    11.550        11
---------     --         ---        --------    ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------    ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A          9.367     8.208         8
2008  .       N/A        N/A        N/A          8.208     4.659        10
2009  .       N/A        N/A        N/A          4.659     6.288        12
2010  .       N/A        N/A        N/A          6.288     7.264        12
2011  .       N/A        N/A        N/A          7.264     6.495        14
2012  .       N/A        N/A        N/A          6.495     7.932        13
---------     --         ---        --------    ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .     10.748     10.919         1*        10.604    10.932         2
2008  .     10.919      5.409         3         10.932     5.427         5
2009  .      5.409      7.846         1*         5.427     7.887         9
2010  .      7.846      9.757         1*         7.887     9.828         8
2011  .      9.757      8.811         1*         9.828     8.892        11
2012  .      8.811      9.168         1*         8.892     9.271        11
---------   ------     ------       ---         ------    ------       ---
LVIP Delaware Bond
2006  .       N/A        N/A        N/A         10.715    10.629        21
2007  .       N/A        N/A        N/A         10.629    10.974        20
2008  .       N/A        N/A        N/A         10.974    10.421        17
2009  .       N/A        N/A        N/A         10.421    12.121        36
2010  .       N/A        N/A        N/A         12.121    12.865        58
2011  .       N/A        N/A        N/A         12.865    13.546        58
2012  .       N/A        N/A        N/A         13.546    14.127        60
---------   ------     ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.025     9.793        10
2012  .       N/A        N/A        N/A          9.793     9.994        13
---------   ------     ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         14.710    15.386         5
2008  .       N/A        N/A        N/A         15.386    10.061         2
2009  .       N/A        N/A        N/A         10.061    13.003         4
2010  .       N/A        N/A        N/A         13.003    14.323         4
2011  .       N/A        N/A        N/A         14.323    13.741         4
2012  .       N/A        N/A        N/A         13.741    15.244         4
---------   ------     ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.699    11.836         2
2008  .       N/A        N/A        N/A         11.836     7.437         1*
2009  .       N/A        N/A        N/A          7.437     9.070         5
2010  .       N/A        N/A        N/A          9.070    10.021         4
2011  .       N/A        N/A        N/A         10.021     9.920         4
2012  .       N/A        N/A        N/A          9.920    11.190         4
---------   ------     ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         15.235    10.546         1*
2009  .       N/A        N/A        N/A         10.546    13.412         1*
2010  .       N/A        N/A        N/A         13.412    14.638         1*
2011  .       N/A        N/A        N/A         14.638    14.411         1*
2012  .       N/A        N/A        N/A         14.411    16.252         1*
---------   ------     ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.099    11.119        25          N/A        N/A        N/A
2012  .      11.119    11.626        65         11.336    11.641         2
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .      10.213    10.704         2          N/A        N/A        N/A
2008  .      10.704     6.138         5          N/A        N/A        N/A
2009  .       6.138     8.126         9          N/A        N/A        N/A
2010  .       8.126     9.490         9          N/A        N/A        N/A
2011  .       9.490     8.476         8          N/A        N/A        N/A
2012  .       8.476     9.907         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       9.524     8.221         6          9.654     8.223         1*
2008  .       8.221     4.678        13          8.223     4.682         2
2009  .       4.678     6.330         6          4.682     6.338         1*
2010  .       6.330     7.329        10          6.338     7.343         1*
2011  .       7.329     6.571        14          7.343     6.586         1*
2012  .       6.571     8.044        16          6.586     8.066         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.584    10.839         6          N/A        N/A        N/A
2008  .      10.839     5.394        13          N/A        N/A        N/A
2009  .       5.394     7.859        11          N/A        N/A        N/A
2010  .       7.859     9.818         9          N/A        N/A        N/A
2011  .       9.818     8.905         6          N/A        N/A        N/A
2012  .       8.905     9.308         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2006  .      10.707    10.726        11          N/A        N/A        N/A
2007  .      10.726    11.101        28          N/A        N/A        N/A
2008  .      11.101    10.569        45          N/A        N/A        N/A
2009  .      10.569    12.323        73          N/A        N/A        N/A
2010  .      12.323    13.112        94          N/A        N/A        N/A
2011  .      13.112    13.841       104         13.162    13.901         1*
2012  .      13.841    14.471       131         13.901    14.540         5
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.040     9.833        10          N/A        N/A        N/A
2012  .       9.833    10.060        10          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .      14.341    14.905         1*         N/A        N/A        N/A
2007  .      14.905    15.566        14         16.126    15.601         1*
2008  .      15.566    10.204         2         15.601    10.232         1*
2009  .      10.204    13.221         2         10.232    13.264         1*
2010  .      13.221    14.599         2         13.264    14.654         1*
2011  .      14.599    14.041         1*        14.654    14.101         1*
2012  .      14.041    15.616         1*        14.101    15.691         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2006  .      11.304    11.435         3          N/A        N/A        N/A
2007  .      11.435    11.913         5          N/A        N/A        N/A
2008  .      11.913     7.504         5          N/A        N/A        N/A
2009  .       7.504     9.174         5          N/A        N/A        N/A
2010  .       9.174    10.161         5          N/A        N/A        N/A
2011  .      10.161    10.084         3          N/A        N/A        N/A
2012  .      10.084    11.404         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2006  .      16.551    16.451         1*         N/A        N/A        N/A
2007  .      16.451    16.628         1*         N/A        N/A        N/A
2008  .      16.628    10.696         1*         N/A        N/A        N/A
2009  .      10.696    13.636         2          N/A        N/A        N/A
2010  .      13.636    14.919         2          N/A        N/A        N/A
2011  .      14.919    14.725         2          N/A        N/A        N/A
2012  .      14.725    16.648         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Special Opportunities
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          7.220     9.227         6
2011  .   N/A           N/A         N/A          9.227     8.557         6
2012  .   N/A           N/A         N/A          8.557     9.621         6
--------- ----------- -------- -------------     -----     -----       ---
LVIP Dimensional Non-U.S. Equity
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----     -----       ---
LVIP Dimensional U.S. Equity
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----     -----       ---
LVIP Dimensional/Vanguard Total Bond
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----     -----       ---
LVIP Global Income
2009  .   N/A           N/A         N/A         10.423    10.658        15
2010  .   N/A           N/A         N/A         10.658    11.448        23
2011  .   N/A           N/A         N/A         11.448    11.332        21
2012  .   N/A           N/A         N/A         11.332    11.950        21
--------- ----------- -------- -------------    ------    ------       ---
LVIP Growth Fund(2)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Growth Opportunities(4)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP JPMorgan High Yield
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.788    10.859         4
2012  .   N/A           N/A         N/A         10.859    12.220         4
--------- ----------- -------- -------------    ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .   N/A           N/A         N/A         10.124     9.344         1*
2008  .   N/A           N/A         N/A          9.344     6.041         1*
2009  .   N/A           N/A         N/A          6.041     7.375         3
2010  .   N/A           N/A         N/A          7.375     9.010         3
2011  .   N/A           N/A         N/A          9.010     8.668         3
2012  .   N/A           N/A         N/A          8.668     9.655         3
--------- ----------- -------- -------------    ------    ------       ---
LVIP MFS International Growth
2007  .   N/A           N/A         N/A         10.184    11.132         5
2008  .   N/A           N/A         N/A         11.132     5.566         8
2009  .   N/A           N/A         N/A          5.566     7.404        14
2010  .   N/A           N/A         N/A          7.404     8.200        14
2011  .   N/A           N/A         N/A          8.200     7.237        14
2012  .   N/A           N/A         N/A          7.237     8.462        12
--------- ----------- -------- -------------    ------    ------       ---
LVIP MFS Value
2007  .   N/A           N/A         N/A          9.700     9.695         1*
2008  .   N/A           N/A         N/A          9.695     6.428         2
2009  .   N/A           N/A         N/A          6.428     7.614         8
2010  .   N/A           N/A         N/A          7.614     8.320         8
2011  .   N/A           N/A         N/A          8.320     8.139         8
2012  .   N/A           N/A         N/A          8.139     9.271         8
--------- ----------- -------- -------------    ------    ------       ---
LVIP Mid-Cap Value
2007  .   N/A           N/A         N/A          9.972     8.625         2
2008  .   N/A           N/A         N/A          8.625     5.008         2
2009  .   N/A           N/A         N/A          5.008     6.985         1*
2010  .   N/A           N/A         N/A          6.985     8.475         7
2011  .   N/A           N/A         N/A          8.475     7.525         7
2012  .   N/A           N/A         N/A          7.525     9.146         7
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       5.337     7.268         1*         N/A        N/A        N/A
2010  .       7.268     9.311         1*         N/A        N/A        N/A
2011  .       9.311     8.656         2          N/A        N/A        N/A
2012  .       8.656     9.757         2          N/A        N/A        N/A
---------     -----     -----       ---          --         ---        --------
LVIP Dimensional Non-U.S. Equity
2011  .       8.194     8.300        15          N/A        N/A        N/A
2012  .       8.300     9.677        16          N/A        N/A        N/A
---------     -----     -----       ---          --         ---        --------
LVIP Dimensional U.S. Equity
2011  .       8.467     9.356        18          N/A        N/A        N/A
2012  .       9.356    10.783        18          N/A        N/A        N/A
---------     -----    ------       ---          --         ---        --------
LVIP Dimensional/Vanguard Total Bond
2011  .      10.126    10.344        14          N/A        N/A        N/A
2012  .      10.344    10.534        20        10.473     10.543         1*
---------    ------    ------       ---        ------     ------       ---
LVIP Global Income
2009  .      10.441    10.673         7          N/A        N/A        N/A
2010  .      10.673    11.492        21          N/A        N/A        N/A
2011  .      11.492    11.404        33          N/A        N/A        N/A
2012  .      11.404    12.056        38        11.486     12.074         3
---------    ------    ------       ---        ------     ------       ---
LVIP Growth Fund(2)
2006  .      11.268    11.280         3          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Growth Opportunities(4)
2006  .      12.608    12.375         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.805    10.903         1*         N/A        N/A        N/A
2012  .      10.903    12.300         2          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .      10.305     9.359         2          N/A        N/A        N/A
2008  .       9.359     6.067         8          N/A        N/A        N/A
2009  .       6.067     7.424        10          N/A        N/A        N/A
2010  .       7.424     9.093        10          N/A        N/A        N/A
2011  .       9.093     8.769        10          N/A        N/A        N/A
2012  .       8.769     9.792         3          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.556     5.588         4         9.361      5.593         1*
2009  .       5.588     7.452         8         5.593      7.462         1*
2010  .       7.452     8.275        10         7.462      8.290         1*
2011  .       8.275     7.321        10         8.290      7.338         1*
2012  .       7.321     8.581         9         7.338      8.605         1*
---------    ------    ------       ---        ------     ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       5.721     6.454         1*         N/A        N/A        N/A
2009  .       6.454     7.664         7          N/A        N/A        N/A
2010  .       7.664     8.396        16          N/A        N/A        N/A
2011  .       8.396     8.233        18          N/A        N/A        N/A
2012  .       8.233     9.402         5          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Mid-Cap Value
2007  .      10.085     8.638        15          N/A        N/A        N/A
2008  .       8.638     5.028        26         7.276      5.032         1*
2009  .       5.028     7.031        15         5.032      7.040         1*
2010  .       7.031     8.551        15         7.040      8.567         1*
2011  .       8.551     7.612        16         8.567      7.630         1*
2012  .       7.612     9.275         7         7.630      9.301         1*
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         22.096    23.785         1*
2008  .   N/A           N/A         N/A         23.785    14.753         2
2009  .   N/A           N/A         N/A         14.753    17.513         1*
2010  .   N/A           N/A         N/A         17.513    17.572         1*
2011  .   N/A           N/A         N/A         17.572    16.482         1*
2012  .   N/A           N/A         N/A         16.482    17.691         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP Money Market
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         10.246    10.378        11
2008  .   N/A           N/A         N/A         10.378    10.401         3
2009  .   N/A           N/A         N/A         10.401    10.218         6
2010  .   N/A           N/A         N/A         10.218    10.035        29
2011  .   N/A           N/A         N/A         10.035     9.854        21
2012  .   N/A           N/A         N/A          9.854     9.676        22
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2010
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2020
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2030
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2040
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Conservative
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.119    11.570         2
2008  .   N/A           N/A         N/A         11.570     9.240         2
2009  .   N/A           N/A         N/A          9.240    11.297         4
2010  .   N/A           N/A         N/A         11.297    12.225        13
2011  .   N/A           N/A         N/A         12.225    12.412        15
2012  .   N/A           N/A         N/A         12.412    13.342        68
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.912    12.781        46
2008  .   N/A           N/A         N/A         12.781     8.333        38
2009  .   N/A           N/A         N/A          8.333    10.529        42
2010  .   N/A           N/A         N/A         10.529    11.620        34
2011  .   N/A           N/A         N/A         11.620    11.379        34
2012  .   N/A           N/A         N/A         11.379    12.162        32
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2006  .      21.102    21.985         1*        N/A         N/A        N/A
2007  .      21.985    24.061         3         N/A         N/A        N/A
2008  .      24.061    14.962         3         N/A         N/A        N/A
2009  .      14.962    17.805         4         N/A         N/A        N/A
2010  .      17.805    17.910         4         N/A         N/A        N/A
2011  .      17.910    16.841         3         N/A         N/A        N/A
2012  .      16.841    18.121         3         N/A         N/A        N/A
---------    ------    ------         -        ------       ---
LVIP Money Market
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      10.274    10.498         2        10.358     10.523         2
2008  .      10.498    10.548        73        10.523     10.577         2
2009  .      10.548    10.389        66        10.577     10.423         2
2010  .      10.389    10.228        73        10.423     10.267        25
2011  .      10.228    10.069       124        10.267     10.112        37
2012  .      10.069     9.912        91        10.112      9.959        37
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
2009  .       N/A        N/A        N/A         N/A         N/A        N/A
2010  .       N/A        N/A        N/A         N/A         N/A        N/A
2011  .       N/A        N/A        N/A         N/A         N/A        N/A
2012  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile 2020
2007  .       9.845    10.283         2         N/A         N/A        N/A
2008  .      10.283     7.381         9         N/A         N/A        N/A
2009  .       7.381     9.105         6         N/A         N/A        N/A
2010  .       9.105    10.013         7         N/A         N/A        N/A
2011  .      10.013     9.849         7         N/A         N/A        N/A
2012  .       9.849    10.479         8         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
2009  .       N/A        N/A        N/A         N/A         N/A        N/A
2010  .       N/A        N/A        N/A         N/A         N/A        N/A
2011  .       N/A        N/A        N/A         N/A         N/A        N/A
2012  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
2009  .       N/A        N/A        N/A         N/A         N/A        N/A
2010  .       N/A        N/A        N/A         N/A         N/A        N/A
2011  .       N/A        N/A        N/A         N/A         N/A        N/A
2012  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile Conservative
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      11.050    11.645        19         N/A         N/A        N/A
2008  .      11.645     9.323        26         N/A         N/A        N/A
2009  .       9.323    11.427        52         N/A         N/A        N/A
2010  .      11.427    12.396        88         N/A         N/A        N/A
2011  .      12.396    12.617       118         N/A         N/A        N/A
2012  .      12.617    13.597       175        12.995     13.649         6
---------    ------    ------       ---        ------     ------       ---
LVIP Protected Profile Growth
2006  .      11.861    11.932         1*        N/A         N/A        N/A
2007  .      11.932    12.863        12         N/A         N/A        N/A
2008  .      12.863     8.408        11        12.225      8.423        18
2009  .       8.408    10.650        25         N/A         N/A        N/A
2010  .      10.650    11.783        35        10.674     11.816        20
2011  .      11.783    11.568        54        11.816     11.606        19
2012  .      11.568    12.395       144        11.606     12.442        20
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2006  .       N/A        N/A        N/A         11.470    11.474         9
2007  .       N/A        N/A        N/A         11.474    12.277        24
2008  .       N/A        N/A        N/A         12.277     8.821        61
2009  .       N/A        N/A        N/A          8.821    11.060        59
2010  .       N/A        N/A        N/A         11.060    12.126        58
2011  .       N/A        N/A        N/A         12.126    12.012        11
2012  .       N/A        N/A        N/A         12.012    12.891        20
---------     --         ---        --------    ------    ------        --
LVIP SSgA Bond Index
2008  .       N/A        N/A        N/A          9.957    10.446         6
2009  .       N/A        N/A        N/A         10.446    10.691        34
2010  .       N/A        N/A        N/A         10.691    11.094       101
2011  .       N/A        N/A        N/A         11.094    11.668        84
2012  .       N/A        N/A        N/A         11.668    11.866        87
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.430    10.489         1*
2012  .       N/A        N/A        N/A         10.489    11.206         1*
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          5.642     6.252         1*
2009  .       N/A        N/A        N/A          6.252     8.858        10
2010  .       N/A        N/A        N/A          8.858     9.304        22
2011  .       N/A        N/A        N/A          9.304     8.005        24
2012  .       N/A        N/A        N/A          8.005     8.908        23
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          5.501     6.044         1*
2009  .       N/A        N/A        N/A          6.044    11.242        12
2010  .       N/A        N/A        N/A         11.242    14.065        24
2011  .       N/A        N/A        N/A         14.065    11.714        27
2012  .       N/A        N/A        N/A         11.714    12.924        23
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      14.051    13.416         2         12.425    13.485        25
2008  .      13.416     7.805         6         13.485     7.861        38
2009  .       7.805     9.976         2          7.861    10.068        13
2010  .       9.976    10.603         2         10.068    10.721        13
2011  .      10.603    10.384         2         10.721    10.521        16
2012  .      10.384    11.279         2         10.521    11.451        17
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          5.752     6.388         4
2009  .       N/A        N/A        N/A          6.388     7.998        15
2010  .       N/A        N/A        N/A          7.998     8.384        42
2011  .       N/A        N/A        N/A          8.384     7.194        46
2012  .       N/A        N/A        N/A          7.194     8.320        43
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          6.852     6.964         5
2009  .       N/A        N/A        N/A          6.964     9.226        19
2010  .       N/A        N/A        N/A          9.226    10.768        38
2011  .       N/A        N/A        N/A         10.768    10.789        35
2012  .       N/A        N/A        N/A         10.789    11.857        33
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         11.097    11.372        12
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2006  .      11.110    11.519        12          N/A        N/A        N/A
2007  .      11.519    12.356        59         12.023    12.372         1*
2008  .      12.356     8.900        79         12.372     8.916         1*
2009  .       8.900    11.187       112          8.916    11.213         1*
2010  .      11.187    12.296       138         11.213    12.330         1*
2011  .      12.296    12.211       131         12.330    12.251         1*
2012  .      12.211    13.137       220         12.251    13.187        10
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Bond Index
2008  .       9.876    10.459        15         10.197    10.462         1*
2009  .      10.459    10.732        59         10.462    10.740        10
2010  .      10.732    11.164       177         10.740    11.178        29
2011  .      11.164    11.771       191         11.178    11.791        28
2012  .      11.771    12.001       234         11.791    12.028        29
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.441    10.526        14          N/A        N/A        N/A
2012  .      10.526    11.273        32          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .      10.328    10.394         4          N/A        N/A        N/A
2011  .      10.394    10.489        52          N/A        N/A        N/A
2012  .      10.489    11.157        51         10.600    11.171         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .       6.523     6.260         2          8.646     6.262         1*
2009  .       6.260     8.892        11          6.262     8.898         2
2010  .       8.892     9.363        34          8.898     9.375         6
2011  .       9.363     8.076        46          9.375     8.090         7
2012  .       8.076     9.010        44          8.090     9.030         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       6.286     6.052         2          8.638     6.053         1*
2009  .       6.052    11.285         7          6.053    11.293         1*
2010  .      11.285    14.154        21         11.293    14.169         3
2011  .      14.154    11.818        29         14.169    11.837         4
2012  .      11.818    13.071        28         11.837    13.098         4
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .      12.203    12.453         1*         N/A        N/A        N/A
2007  .      12.453    13.572        23          N/A        N/A        N/A
2008  .      13.572     7.932        35          N/A        N/A        N/A
2009  .       7.932    10.184        17          N/A        N/A        N/A
2010  .      10.184    10.872        17          N/A        N/A        N/A
2011  .      10.872    10.695        38          N/A        N/A        N/A
2012  .      10.695    11.670        38         11.201    11.715         1*
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       6.781     6.397         2          8.629     6.398         1*
2009  .       6.397     8.028        16          6.398     8.034         2
2010  .       8.028     8.436        52          8.034     8.447         7
2011  .       8.436     7.257        66          8.447     7.270         7
2012  .       7.257     8.414        78          7.270     8.433         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       7.539     6.973         4          9.904     6.975         1*
2009  .       6.973     9.261        20          6.975     9.268         3
2010  .       9.261    10.836        60          9.268    10.850        11
2011  .      10.836    10.884        62         10.850    10.903        11
2012  .      10.884    11.991        59         10.903    12.018        10
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.652    10.433        13          N/A        N/A        N/A
2012  .      10.433    11.441        35         10.608    11.455         3
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         11.016    11.208        27
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------    ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.839    10.428        12
2012  .       N/A        N/A        N/A         10.428    11.374        17
---------     --         ---        --------    ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .     11.285     11.205         1*        11.315    11.263         2
2008  .     11.205      6.878         3         11.263     6.927        19
2009  .      6.878      8.475         7          6.927     8.553        59
2010  .      8.475      9.503         7          8.553     9.609        96
2011  .      9.503      9.459         7          9.609     9.584        90
2012  .      9.459     10.690         7          9.584    10.853        82
---------   ------     ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A         10.079     9.133        11
2008  .       N/A        N/A        N/A          9.133     5.905        17
2009  .       N/A        N/A        N/A          5.905     7.287        22
2010  .       N/A        N/A        N/A          7.287     9.004        31
2011  .       N/A        N/A        N/A          9.004     8.415        32
2012  .       N/A        N/A        N/A          8.415     9.550        30
---------   ------     ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A          7.206     7.214         3
2009  .       N/A        N/A        N/A          7.214    10.714         7
2010  .       N/A        N/A        N/A         10.714    13.403        11
2011  .       N/A        N/A        N/A         13.403    12.834        11
2012  .       N/A        N/A        N/A         12.834    14.306        10
---------   ------     ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          9.960     9.908         7
2008  .       N/A        N/A        N/A          9.908     5.642         7
2009  .       N/A        N/A        N/A          5.642     7.906        20
2010  .       N/A        N/A        N/A          7.906     9.037        20
2011  .       N/A        N/A        N/A          9.037     8.703         6
2012  .       N/A        N/A        N/A          8.703    10.083         6
---------   ------     ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         16.432    17.527         3
2008  .       N/A        N/A        N/A         17.527     9.821         3
2009  .       N/A        N/A        N/A          9.821    14.073         6
2010  .       N/A        N/A        N/A         14.073    17.692         6
2011  .       N/A        N/A        N/A         17.692    16.652         7
2012  .       N/A        N/A        N/A         16.652    18.965         7
---------   ------     ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A         10.199     9.780        13
2008  .      8.984      5.943         1*         9.780     5.962        16
2009  .      5.943      7.441         1*         5.962     7.480        19
2010  .      7.441      7.750         1*         7.480     7.806        20
2011  .      7.750      7.339         1*         7.806     7.407        20
2012  .      7.339      8.694         1*         7.407     8.792        19
---------   ------     ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.555    10.392        54          N/A        N/A        N/A
2012  .      10.392    11.276        59          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      11.048    11.437        18         10.885    11.450         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.850    10.465        17          N/A        N/A        N/A
2012  .      10.465    11.443        67          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.236    11.335         1*         N/A        N/A        N/A
2008  .      11.335     6.989         6          9.685     7.001         1*
2009  .       6.989     8.651        30          7.001     8.671         3
2010  .       8.651     9.744        86          8.671     9.771        12
2011  .       9.744     9.742        91          9.771     9.775        12
2012  .       9.742    11.060        97          9.775    11.102        11
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       9.308     9.147         5          N/A        N/A        N/A
2008  .       9.147     5.929        12          8.544     5.934         1*
2009  .       5.929     7.335        13          5.934     7.344         1*
2010  .       7.335     9.086        29          7.344     9.102         3
2011  .       9.086     8.512        33          9.102     8.532         4
2012  .       8.512     9.685        35          8.532     9.712         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .       7.736     7.224         1*        10.616     7.225         1*
2009  .       7.224    10.755         5          7.225    10.763         1*
2010  .      10.755    13.488        13         10.763    13.505         2
2011  .      13.488    12.948        16         13.505    12.971         2
2012  .      12.948    14.468        16         12.971    14.501         2
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .      10.113     9.924         4          N/A        N/A        N/A
2008  .       9.924     5.665         3          N/A        N/A        N/A
2009  .       5.665     7.958         3          N/A        N/A        N/A
2010  .       7.958     9.119        16          N/A        N/A        N/A
2011  .       9.119     8.804        17          N/A        N/A        N/A
2012  .       8.804    10.225         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .      16.118    15.902         1*         N/A        N/A        N/A
2007  .      15.902    17.731         5         17.126    17.770         3
2008  .      17.731     9.960         5         17.770     9.987         3
2009  .       9.960    14.308         4          9.987    14.354         1*
2010  .      14.308    18.032         3         14.354    18.099         1*
2011  .      18.032    17.016         4         18.099    17.087         1*
2012  .      17.016    19.428         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .      10.171     9.795        14          9.603     9.798         6
2008  .       9.795     5.986        30          9.798     5.991         7
2009  .       5.986     7.529        25          5.991     7.539         7
2010  .       7.529     7.877        24          7.539     7.891         7
2011  .       7.877     7.493        23          7.891     7.510         1*
2012  .       7.493     8.916        14          7.510     8.941         1*
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP UBS Large Cap Growth RPM
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         14.163    16.215         2
2008  .   N/A           N/A         N/A         16.215     9.396         2
2009  .   N/A           N/A         N/A          9.396    12.745         4
2010  .   N/A           N/A         N/A         12.745    13.897         4
2011  .   N/A           N/A         N/A         13.897    12.834         4
2012  .   N/A           N/A         N/A         12.834    14.628         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .   N/A           N/A         N/A          8.408     9.335         2
2012  .   N/A           N/A         N/A          9.335    10.527         2
--------- ----------- -------- -------------    ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .   N/A           N/A         N/A          8.759     8.329         1*
2012  .   N/A           N/A         N/A          8.329     9.733         1*
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Growth
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         15.551    15.598         3
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Total Return
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         13.543    13.807         3
2008  .   N/A           N/A         N/A         13.807    10.528         4
2009  .   N/A           N/A         N/A         10.528    12.167         6
2010  .   N/A           N/A         N/A         12.167    13.095         6
2011  .   N/A           N/A         N/A         13.095    13.059         6
2012  .   N/A           N/A         N/A         13.059    14.221         6
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Utilities
2006  .   N/A           N/A         N/A         18.717    18.590         1*
2007  .   N/A           N/A         N/A         18.590    23.278        11
2008  .   N/A           N/A         N/A         23.278    14.211        33
2009  .   N/A           N/A         N/A         14.211    18.536        21
2010  .   N/A           N/A         N/A         18.536    20.655        22
2011  .   N/A           N/A         N/A         20.655    21.595        19
2012  .   N/A           N/A         N/A         21.595    24.000        18
--------- ----------- -------- -------------    ------    ------       ---
NB AMT Mid Cap Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         18.936    21.588         2
2008  .   N/A           N/A         N/A         21.588    12.001         1*
2009  .   N/A           N/A         N/A         12.001    15.504         1*
2010  .   N/A           N/A         N/A         15.504    19.648         1*
2011  .   N/A           N/A         N/A         19.648    19.379         1*
2012  .   N/A           N/A         N/A         19.379    21.386         1*
--------- ----------- -------- -------------    ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         12.484    15.227         1*
2011  .   N/A           N/A         N/A         15.227    13.820         1*
2012  .   N/A           N/A         N/A         13.820    14.262         1*
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP UBS Large Cap Growth RPM
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      14.789    16.404         3         N/A        N/A         N/A
2008  .      16.404     9.530         6         N/A        N/A         N/A
2009  .       9.530    12.958         6         N/A        N/A         N/A
2010  .      12.958    14.165         6         N/A        N/A         N/A
2011  .      14.165    13.114         6         N/A        N/A         N/A
2012  .      13.114    14.984         2         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .      10.151    10.570         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       8.447     9.773         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
MFS VIT Growth
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       5.266     5.529         4         N/A        N/A         N/A
2010  .       5.529     6.259         4         N/A        N/A         N/A
2011  .       6.259     6.125         6         N/A        N/A         N/A
2012  .       6.125     7.057         7         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
MFS VIT Total Return
2006  .      13.954    14.120         1*        N/A        N/A         N/A
2007  .      14.120    14.443        16         N/A        N/A         N/A
2008  .      14.443    11.041        21         N/A        N/A         N/A
2009  .      11.041    12.792        32         N/A        N/A         N/A
2010  .      12.792    13.801        41         N/A        N/A         N/A
2011  .      13.801    13.797        43         N/A        N/A         N/A
2012  .      13.797    15.063        34         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
MFS VIT Utilities
2006  .      13.437    14.081         5         N/A        N/A         N/A
2007  .      14.081    17.676        44        23.395    23.725          1*
2008  .      17.676    10.818        46        23.725    14.528          1*
2009  .      10.818    14.146        24        14.528    19.006          1*
2010  .      14.146    15.803        31        19.006    21.242          1*
2011  .      15.803    16.563        24        21.242    22.276          1*
2012  .      16.563    18.454        22        22.276    24.831          1*
---------    ------    ------       ---        ------    ------        ---
NB AMT Mid Cap Growth
2006  .      15.178    15.218         1*        N/A        N/A         N/A
2007  .      15.218    18.350         6         N/A        N/A         N/A
2008  .      18.350    10.226         6         N/A        N/A         N/A
2009  .      10.226    13.244         3         N/A        N/A         N/A
2010  .      13.244    16.827         2         N/A        N/A         N/A
2011  .      16.827    16.638         2         N/A        N/A         N/A
2012  .      16.638    18.407         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
NB AMT Mid Cap Intrinsic Value
2006  .      19.449    19.055         1*        N/A        N/A         N/A
2007  .      19.055    19.372         3         N/A        N/A         N/A
2008  .      19.372    10.329         2         N/A        N/A         N/A
2009  .      10.329    14.898         1*        N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .      10.887    12.503         1*        N/A        N/A         N/A
2010  .      12.503    15.288         1*        N/A        N/A         N/A
2011  .      15.288    13.910         1*        N/A        N/A         N/A
2012  .      13.910    14.391         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Design 3




                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      16.860    20.190         1*         N/A        N/A        N/A
2008  .      20.190    10.391         1*         N/A        N/A        N/A
2009  .      10.391    15.590         1*        12.354    15.817         1*
2010  .      15.590    18.112         1*        15.817    18.413         1*
2011  .      18.112    13.590         1*        18.413    13.843         1*
2012  .       N/A        N/A        N/A         13.843    15.389         1*
---------    ------    ------       ---         ------    ------       ---
ABVPSF Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         18.130    18.417         1*
2008  .       N/A        N/A        N/A         18.417    10.722         1*
2009  .       N/A        N/A        N/A         10.722    12.667         1*
2010  .       N/A        N/A        N/A         12.667    14.026         1*
2011  .       N/A        N/A        N/A         14.026    14.605         1*
2012  .       N/A        N/A        N/A         14.605    16.810         1*
---------    ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         12.824    12.257         2
2008  .      11.027     5.593         1*        12.257     5.621         2
2009  .       5.593     7.361         1*         5.621     7.414         1*
2010  .       N/A        N/A        N/A          7.414     7.591         1*
2011  .       N/A        N/A        N/A          7.591     6.003         1*
2012  .       N/A        N/A        N/A          6.003     6.730         1*
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      22.568    21.644         1*        24.132    21.866         1*
2008  .      21.644    13.624         1*        21.866    13.792         1*
2009  .      13.624    19.042         1*        13.792    19.314         1*
2010  .      19.042    23.616         1*        19.314    24.002         1*
2011  .      23.616    21.141         1*        24.002    21.530         1*
2012  .       N/A        N/A        N/A         21.530    25.039         1*
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.391    11.026         2          N/A        N/A        N/A
2008  .      11.026    10.629         1*         N/A        N/A        N/A
2009  .      10.629    11.480         2         11.439    11.608         1*
2010  .      11.480    11.820         2         11.608    11.977         1*
2011  .      11.820    12.941         2         11.977    13.138         1*
2012  .      12.941    13.615         1*        13.138    13.850         1*
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2006  .       N/A        N/A        N/A         14.485    14.897         2
2007  .       N/A        N/A        N/A         14.897    16.795         2
2008  .      15.328    10.065         1*        16.795    10.158         2
2009  .      10.065    14.032         1*        10.158    14.190         2
2010  .       N/A        N/A        N/A         14.190    15.566         2
2011  .       N/A        N/A        N/A         15.566    13.923         2
2012  .       N/A        N/A        N/A         13.923    16.752         1*
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization
2006  .       N/A        N/A        N/A         27.424    28.323         1*
2007  .       N/A        N/A        N/A         28.323    33.762         3
2008  .      29.244    15.214         1*        33.762    15.404         1*
2009  .      15.214    24.043         1*        15.404    24.391         1*
2010  .       N/A        N/A        N/A         24.391    29.311         1*
2011  .       N/A        N/A        N/A         29.311    23.264         1*
2012  .       N/A        N/A        N/A         23.264    26.990         1*
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      11.945    13.854         3         N/A        N/A         N/A
2008  .      13.854     7.162         3         N/A        N/A         N/A
2009  .       7.162    10.794         2         N/A        N/A         N/A
2010  .      10.794    12.597         2         N/A        N/A         N/A
2011  .      12.597     9.495         1*        N/A        N/A         N/A
2012  .       9.495    10.581         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
ABVPSF Growth and Income
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      13.691    13.788         3         N/A        N/A         N/A
2008  .      13.788     8.047         2         N/A        N/A         N/A
2009  .       8.047     9.531         3         N/A        N/A         N/A
2010  .       9.531    10.580         3         N/A        N/A         N/A
2011  .      10.580    11.044         1*        N/A        N/A         N/A
2012  .      11.044    12.743         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
ABVPSF International Value
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      12.525    12.309         8         N/A        N/A         N/A
2008  .      12.309     5.659         7         N/A        N/A         N/A
2009  .       5.659     7.482         6         N/A        N/A         N/A
2010  .       7.482     7.680         7         N/A        N/A         N/A
2011  .       7.680     6.089         3         N/A        N/A         N/A
2012  .       6.089     6.843         3         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
ABVPSF Small/Mid Cap Value
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      23.333    20.954         1*        N/A        N/A         N/A
2008  .      20.954    13.250         3         N/A        N/A         N/A
2009  .      13.250    18.601         5         N/A        N/A         N/A
2010  .      18.601    23.174         5         N/A        N/A         N/A
2011  .      23.174    20.839         3         N/A        N/A         N/A
2012  .      20.839    24.297         3         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
American Century VP Inflation Protection
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      10.546    11.206         1*        N/A        N/A         N/A
2008  .      11.206    10.851        22         N/A        N/A         N/A
2009  .      10.851    11.772        12        11.201    11.806          1*
2010  .      11.772    12.176         8        11.806    12.217          1*
2011  .      12.176    13.390        10        12.217    13.442          1*
2012  .      13.390    14.151        28        13.442    14.212          1*
---------    ------    ------       ---        ------    ------        ---
American Funds Global Growth
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      15.268    16.947         4        16.622    16.978          1*
2008  .      16.947    10.275         5        16.978    10.299          1*
2009  .      10.275    14.390         5        10.299    14.431          1*
2010  .      14.390    15.825         5         N/A        N/A         N/A
2011  .      15.825    14.190         5         N/A        N/A         N/A
2012  .      14.190    17.116         3         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
American Funds Global Small Capitalization
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      24.716    28.694         2         N/A        N/A         N/A
2008  .      28.694    13.124         4         N/A        N/A         N/A
2009  .      13.124    20.833         3         N/A        N/A         N/A
2010  .      20.833    25.098         4        23.498    28.323          7
2011  .      25.098    19.971         3        28.323    22.548          8
2012  .      19.971    23.227         3        22.548    26.237          8
---------    ------    ------       ---        ------    ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth
2006  .   N/A           N/A         N/A         19.698    19.447         1*
2007  .   19.143      21.227          2         19.447    21.448         4
2008  .   21.227      11.652          2         21.448    11.797         2
2009  .   11.652      15.914          4         11.797    16.144         2
2010  .   15.914      18.504          3         16.144    18.809         2
2011  .   18.504      17.353          3         18.809    17.675         2
2012  .   17.353      20.043          1*        17.675    20.455         2
--------- ------      ------        ---         ------    ------         -
American Funds Growth-Income
2006  .   N/A           N/A         N/A         17.953    17.991         2
2007  .   18.279      18.359          4         17.991    18.552         3
2008  .   18.359      11.179          4         18.552    11.319         3
2009  .   11.179      14.373          8         11.319    14.582         4
2010  .   14.373      15.691          7         14.582    15.951         4
2011  .   15.691      15.091          7         15.951    15.372         4
2012  .   15.091      17.370          6         15.372    17.728         4
--------- ------      ------        ---         ------    ------         -
American Funds International
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   24.179      27.418          1*        27.567    27.703         1*
2008  .   27.418      15.546          1*        27.703    15.739         1*
2009  .   15.546      21.790          1*        15.739    22.106         1*
2010  .   21.790      22.893          1*        22.106    23.271         1*
2011  .   22.893      19.296          1*        23.271    19.654         1*
2012  .   19.296      22.290          1*        19.654    22.748         1*
--------- ------      ------        ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         11.555    12.450         3
2011  .   N/A           N/A         N/A         12.450    11.777         3
2012  .   12.619      12.622          1*        11.777    12.713         3
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Diversified Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         11.732    11.015         1*
2009  .   N/A           N/A         N/A         11.015    13.696         3
2010  .   N/A           N/A         N/A         13.696    14.503         3
2011  .   N/A           N/A         N/A         14.503    15.113         3
2012  .   N/A           N/A         N/A         15.113    15.856         3
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Emerging Markets
2007  .   N/A           N/A         N/A         11.802    11.986         4
2008  .   46.358      24.412          1*        11.986     5.685         3
2009  .   24.412      42.494          1*         5.685     9.916         3
2010  .   42.494      49.214          1*         9.916    11.507         2
2011  .   49.214      38.571          1*        11.507     9.036         1*
2012  .   N/A           N/A         N/A          9.036    10.129         2
--------- ------      ------        ---         ------    ------       ---
Delaware VIP High Yield
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   17.781      17.459          2          N/A        N/A        N/A
2008  .   17.459      12.926          2          N/A        N/A        N/A
2009  .   12.926      18.825          1*         N/A        N/A        N/A
2010  .   18.825      21.193          1*         N/A        N/A        N/A
2011  .   21.193      21.247          1*         N/A        N/A        N/A
2012  .   21.247      24.429          1*        21.280    23.098         1*
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   11.095      11.336          2          N/A        N/A        N/A
2011  .   11.336      11.391          1*         N/A        N/A        N/A
2012  .   11.391      11.441          3          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth
2006  .      14.809    14.872         1*         N/A        N/A        N/A
2007  .      14.872    16.443        11         19.321    18.779         1*
2008  .      16.443     9.066        33         18.779    10.360        10
2009  .       9.066    12.439        46         10.360    14.221        10
2010  .      12.439    14.529        35          N/A        N/A        N/A
2011  .      14.529    13.686        33          N/A        N/A        N/A
2012  .      13.686    15.879        31          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
American Funds Growth-Income
2006  .      13.967    14.151         8          N/A        N/A        N/A
2007  .      14.151    14.629        20         16.704    15.767         1*
2008  .      14.629     8.948        46         15.767     9.648        11
2009  .       8.948    11.557        65          9.648    12.468        11
2010  .      11.557    12.673        64          N/A        N/A        N/A
2011  .      12.673    12.243        60          N/A        N/A        N/A
2012  .      12.243    14.156        31          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
American Funds International
2006  .      18.009    18.695         3          N/A        N/A        N/A
2007  .      18.695    22.082        10         22.672    23.496         1*
2008  .      22.082    12.577        23         23.496    13.389         8
2009  .      12.577    17.709        13         13.389    18.862         7
2010  .      17.709    18.689        11          N/A        N/A        N/A
2011  .      18.689    15.823        10          N/A        N/A        N/A
2012  .      15.823    18.361         6          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .      11.573    12.501         4         11.576    12.511         1*
2011  .      12.501    11.854         4         12.511    11.870         1*
2012  .      11.854    12.829         8         11.870    12.852         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.598    11.906         1*         N/A        N/A        N/A
2008  .      11.906    11.143         1*         N/A        N/A        N/A
2009  .      11.143    13.889         3          N/A        N/A        N/A
2010  .      13.889    14.744         3          N/A        N/A        N/A
2011  .      14.744    15.403         3          N/A        N/A        N/A
2012  .      15.403    16.201         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2007  .      39.769    41.238         1*         N/A        N/A        N/A
2008  .      41.238    19.608         1*         N/A        N/A        N/A
2009  .      19.608    34.285         1*         N/A        N/A        N/A
2010  .      34.285    39.886         1*         N/A        N/A        N/A
2011  .      39.886    31.401         2          N/A        N/A        N/A
2012  .      31.401    35.287         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP High Yield
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      13.833    13.576         1*         N/A        N/A        N/A
2008  .      13.576    10.097         4          N/A        N/A        N/A
2009  .      10.097    14.771         9          N/A        N/A        N/A
2010  .      14.771    16.705         8          N/A        N/A        N/A
2011  .      16.705    16.823         5          N/A        N/A        N/A
2012  .      16.823    19.429         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      11.168    11.379         6          N/A        N/A        N/A
2010  .      11.379    11.680        10          N/A        N/A        N/A
2011  .      11.680    11.788        10          N/A        N/A        N/A
2012  .      11.788    11.894         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP REIT
2006  .       N/A        N/A        N/A         25.416    25.243         1*
2007  .      27.316    20.574         2          N/A        N/A        N/A
2008  .      20.574    13.043         2          N/A        N/A        N/A
2009  .      13.043    15.748         1*        15.512    16.344         1*
2010  .      15.748    19.535         1*        16.344    20.314         1*
2011  .      19.535    21.170         1*        20.314    22.059         1*
2012  .      21.170    24.186         1*        22.059    25.251         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2008  .       N/A        N/A        N/A         18.668    13.816         1*
2009  .       N/A        N/A        N/A         13.816    17.844         1*
2010  .       N/A        N/A        N/A         17.844    23.107         1*
2011  .       N/A        N/A        N/A         23.107    22.323         1*
2012  .       N/A        N/A        N/A         22.323    24.902         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      18.121    18.845         1*        18.742    17.340         1*
2008  .      18.845     9.810         1*        17.340     9.045         1*
2009  .       9.810    14.837         1*         9.045    13.707         2
2010  .      17.582    19.870         1*        16.268    18.393         2
2011  .      19.870    21.005         1*        18.393    19.483         1*
2012  .      21.005    22.783         1*        19.483    21.174         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          9.833    12.170         4
2010  .       N/A        N/A        N/A         12.170    13.565         3
2011  .       N/A        N/A        N/A         13.565    14.315         3
2012  .       N/A        N/A        N/A         14.315    16.295         2
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      19.418    17.962         1*         N/A        N/A        N/A
2008  .      17.962    11.690         1*         N/A        N/A        N/A
2009  .      11.690    13.474         2          N/A        N/A        N/A
2010  .      13.474    15.224         2          N/A        N/A        N/A
2011  .      15.224    16.296         2          N/A        N/A        N/A
2012  .      16.296    18.270         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIT Equity 500 Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP REIT
2006  .      26.999    27.270         1*         N/A       N/A         N/A
2007  .      27.270    23.032         4          N/A       N/A         N/A
2008  .      23.032    14.668         4          N/A       N/A         N/A
2009  .      14.668    17.790         3          N/A       N/A         N/A
2010  .      17.790    22.166         2         16.752   20.883          5
2011  .      22.166    24.131         2         20.883   22.745          5
2012  .      24.131    27.692         1*        22.745   26.115          4
---------    ------    ------         -         ------   ------        ---
Delaware VIP Small Cap Value
2008  .       N/A        N/A        N/A          N/A       N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A
2010  .       N/A        N/A        N/A         18.289   23.755          7
2011  .      25.926    25.109         5         23.755   23.017          7
2012  .      25.109    28.079         4         23.017   25.753          7
---------    ------    ------       ---         ------   ------        ---
Delaware VIP Smid Cap Growth(6)
2006  .       N/A        N/A        N/A          N/A       N/A         N/A
2007  .       N/A        N/A        N/A          N/A       N/A         N/A
2008  .       N/A        N/A        N/A          N/A       N/A         N/A
2009  .       6.635     7.065         6          N/A       N/A         N/A
2010  .       8.401     9.503         6         16.713   18.909          9
2011  .       9.503    10.091         6         18.909   20.089          7
2012  .      10.091    10.995         7         20.089   21.899          7
---------    ------    ------       ---         ------   ------        ---
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A          N/A       N/A         N/A
2007  .       N/A        N/A        N/A          N/A       N/A         N/A
2008  .       N/A        N/A        N/A          N/A       N/A         N/A
2009  .       7.971     9.882         6          N/A       N/A         N/A
2010  .       9.882    11.042         6          9.912   11.081         14
2011  .      11.042    11.682         6         11.081   11.729         13
2012  .      11.682    13.331         6         11.729   13.391         12
---------    ------    ------       ---         ------   ------        ---
Delaware VIP Value
2006  .       N/A        N/A        N/A          N/A       N/A         N/A
2007  .      15.979    14.964         1*         N/A       N/A         N/A
2008  .      14.964     9.783         1*         N/A       N/A         N/A
2009  .       9.783    11.327         1*         N/A       N/A         N/A
2010  .      11.327    12.855         1*         N/A       N/A         N/A
2011  .      12.855    13.823         1*         N/A       N/A         N/A
2012  .      13.823    15.567         2          N/A       N/A         N/A
---------    ------    ------       ---         ------   ------        ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A       N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A
2012  .      12.995    13.015         1*         N/A       N/A         N/A
---------    ------    ------       ---         ------   ------        ---
DWS VIT Equity 500 Index
2006  .       N/A        N/A        N/A          N/A       N/A         N/A
2007  .       N/A        N/A        N/A          N/A       N/A         N/A
2008  .       N/A        N/A        N/A          N/A       N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A
---------    ------    ------       ---         ------   ------        ---
DWS VIT Small Cap Index
2006  .       N/A        N/A        N/A          N/A       N/A         N/A
2007  .      19.466    17.779         2          N/A       N/A         N/A
2008  .      17.779    11.490         2          N/A       N/A         N/A
2009  .      11.490    14.278         1*         N/A       N/A         N/A
2010  .      14.278    17.721         1*         N/A       N/A         N/A
2011  .      17.721    16.641         1*         N/A       N/A         N/A
2012  .      16.641    18.977         1*         N/A       N/A         N/A
---------    ------    ------       ---         ------   ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      18.153    20.255         3         21.064    20.463         1*
2008  .      20.255    11.372         4         20.463    11.512         3
2009  .      11.372    15.093         3         11.512    15.309         2
2010  .      15.093    17.290         2         15.309    17.572         3
2011  .      17.290    16.467         2         17.572    16.770         1*
2012  .      16.467    18.737         2         16.770    19.120         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.747    14.289         1*
2008  .       N/A        N/A        N/A         14.289     7.391         2
2009  .       N/A        N/A        N/A          7.391     9.284         2
2010  .       N/A        N/A        N/A          9.284    11.289         1*
2011  .       N/A        N/A        N/A         11.289    11.078         1*
2012  .       N/A        N/A        N/A         11.078    12.442         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         14.931    14.431         5
2008  .      13.048     8.495         1*        14.431     8.556         4
2009  .       8.495    11.631         1*         8.556    11.738         3
2010  .       N/A        N/A        N/A         11.738    14.815         1*
2011  .       N/A        N/A        N/A         14.815    12.965         1*
2012  .       N/A        N/A        N/A         12.965    14.581         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      21.671    24.855         1*         N/A        N/A        N/A
2008  .      24.855    13.645         1*        16.312    11.322         1*
2009  .      13.645    16.874         1*        11.322    14.029         1*
2010  .      16.874    18.652         1*        14.029    15.539         1*
2011  .      18.652    15.105         1*         N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.423    11.380         3         11.581    11.416         1*
2008  .      11.380     7.842         3         11.416     7.883        11
2009  .       7.842    10.418         1*         7.883    10.494        13
2010  .      10.418    11.500         1*        10.494    11.607        23
2011  .      11.500    11.535         1*        11.607    11.666        16
2012  .      11.535    12.731         1*        11.666    12.901        17
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      19.558    20.168         2         20.859    20.378         3
2008  .      20.168    11.362         2         20.378    11.503         1*
2009  .      11.362    15.981         1*        11.503    16.213         1*
2010  .      15.981    19.982         1*        16.213    20.313         1*
2011  .      19.982    18.631         1*        20.313    18.977         1*
2012  .      18.631    20.234         1*        18.977    20.651         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.710    11.430         1*
2008  .       N/A        N/A        N/A         11.430     7.057         1*
2009  .       N/A        N/A        N/A          7.057     8.732         1*
2010  .       N/A        N/A        N/A          8.732     9.531         1*
2011  .       N/A        N/A        N/A          9.531     9.259         1*
2012  .       N/A        N/A        N/A          9.259    10.384         1*
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2006  .      17.435    17.515         1*         N/A        N/A        N/A
2007  .      17.515    20.219        37         17.773    20.286         5
2008  .      20.219    11.403        34         20.286    11.447        13
2009  .      11.403    15.203        55         11.447    15.268         9
2010  .      15.203    17.494        37          N/A        N/A        N/A
2011  .      17.494    16.737        18          N/A        N/A        N/A
2012  .      16.737    19.130        14          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
Fidelity VIP Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       7.151     8.330         2          N/A        N/A        N/A
2008  .       8.330     4.320         2          N/A        N/A        N/A
2009  .       4.320     5.440         7          N/A        N/A        N/A
2010  .       5.440     6.631         7          N/A        N/A        N/A
2011  .       6.631     6.524         7          N/A        N/A        N/A
2012  .       6.524     7.345         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .      12.682    12.796         2          N/A        N/A        N/A
2007  .      12.796    14.524         8          N/A        N/A        N/A
2008  .      14.524     8.632        25          N/A        N/A        N/A
2009  .       8.632    11.872        15          N/A        N/A        N/A
2010  .      11.872    15.022        14          N/A        N/A        N/A
2011  .      15.022    13.179        21          N/A        N/A        N/A
2012  .      13.179    14.859        20          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      12.127    12.801         1*         N/A        N/A        N/A
2008  .      12.801     7.060         1*         N/A        N/A        N/A
2009  .       7.060     8.770         1*         N/A        N/A        N/A
2010  .       8.770     9.738         1*         N/A        N/A        N/A
2011  .       9.738     7.921         1*         N/A        N/A        N/A
2012  .       7.921     9.384         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      11.027    11.225         2          N/A        N/A        N/A
2007  .      11.225    11.462        46         11.529    11.471         9
2008  .      11.462     7.935        42         11.471     7.945         8
2009  .       7.935    10.589        33          7.945    10.608         3
2010  .      10.589    11.741        27         10.608    11.768         3
2011  .      11.741    11.830        20         11.768    11.864         2
2012  .      11.830    13.116        21         11.864    13.159         2
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2006  .      14.077    14.108         3          N/A        N/A        N/A
2007  .      14.108    15.445        10          N/A        N/A        N/A
2008  .      15.445     8.740        10         13.609     8.773        11
2009  .       8.740    12.350         6          8.773    12.402        11
2010  .      12.350    15.511         6          N/A        N/A        N/A
2011  .      15.511    14.527         6          N/A        N/A        N/A
2012  .      14.527    15.848         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      11.148    11.270         1*         N/A        N/A        N/A
2007  .      11.270    11.477        38         11.555    11.486         9
2008  .      11.477     7.104        37         11.486     7.112         8
2009  .       7.104     8.812        25          7.112     8.827         3
2010  .       8.812     9.643        26          8.827     9.664         3
2011  .       9.643     9.391        19          9.664     9.416         2
2012  .       9.391    10.558        18          9.416    10.592         2
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2006  .       N/A        N/A        N/A        10.920    10.917          1*
2007  .      10.890    11.835         1*       10.917    11.896          1*
2008  .      11.835    12.315         1*       11.896    12.403         10
2009  .      12.315    14.319         1*       12.403    14.451          9
2010  .      14.319    16.056         1*       14.451    16.236          7
2011  .      16.056    15.593         1*       16.236    15.799          6
2012  .      15.593    17.578         3        15.799    17.846          6
---------    ------    ------       ---        ------    ------         --
FTVIPT Templeton Growth Securities
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      20.256    19.878         1*        N/A        N/A         N/A
2008  .      19.878    11.232         1*        N/A        N/A         N/A
2009  .      11.232    14.426         1*        N/A        N/A         N/A
2010  .      14.426    15.179         1*        N/A        N/A         N/A
2011  .      15.179    13.833         1*        N/A        N/A         N/A
2012  .      13.833    16.408         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
Huntington VA Balanced
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A        10.104    10.389          2
---------    ------    ------       ---        ------    ------        ---
Huntington VA Dividend Capture
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP American Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP American International
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Baron Growth Opportunities(3)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      10.902    10.730         1*        N/A        N/A         N/A
2008  .      10.730     6.398         2         N/A        N/A         N/A
2009  .       6.398     8.671         2         N/A        N/A         N/A
2010  .       8.671    10.736         2         N/A        N/A         N/A
2011  .      10.736    10.941         2         N/A        N/A         N/A
2012  .      10.941    12.675         2         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP BlackRock Equity Dividend RPM
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.946    11.973         4          N/A        N/A        N/A
2008  .      11.973    12.514        12          N/A        N/A        N/A
2009  .      12.514    14.617        13          N/A        N/A        N/A
2010  .      14.617    16.463        13         14.650    16.509        14
2011  .      16.463    16.061        11         16.509    16.113        15
2012  .      16.061    18.187        20         16.113    18.256        15
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities
2006  .      16.703    17.090         2          N/A        N/A        N/A
2007  .      17.090    17.213         7         17.172    17.271         5
2008  .      17.213     9.770         7         17.271     9.808         5
2009  .       9.770    12.606         4          9.808    12.661         1*
2010  .      12.606    13.323         3         12.661    13.388         1*
2011  .      13.323    12.197         3         13.388    12.263         1*
2012  .      12.197    14.532         3         12.263    14.618         1*
---------    ------    ------       ---         ------    ------       ---
Huntington VA Balanced
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.343    10.431         6          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Huntington VA Dividend Capture
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.235    10.757         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.363    11.040         1*         N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.749    10.102         1*         N/A        N/A        N/A
2012  .      10.102    11.707         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.479    11.706         2          N/A        N/A        N/A
2012  .      11.706    13.531         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.163    11.702         2          N/A        N/A        N/A
2012  .      11.702    13.479         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.256    10.333         1*         N/A        N/A        N/A
2012  .      10.333    11.944         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(3)
2006  .      10.467    10.619         7          N/A        N/A        N/A
2007  .      10.619    10.808        15          N/A        N/A        N/A
2008  .      10.808     6.474        14          N/A        N/A        N/A
2009  .       6.474     8.813         8          N/A        N/A        N/A
2010  .       8.813    10.961         8          N/A        N/A        N/A
2011  .      10.961    11.221         7          N/A        N/A        N/A
2012  .      11.221    13.058         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2006  .      11.139    11.442         3          N/A        N/A        N/A
2007  .      11.442    11.721         3          N/A        N/A        N/A
2008  .      11.721     7.096         3          N/A        N/A        N/A
2009  .       7.096     8.589         8          N/A        N/A        N/A
2010  .       8.589     9.944         8          N/A        N/A        N/A
2011  .       9.944     9.511         8          N/A        N/A        N/A
2012  .       9.511    10.922         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------     --         ---        --------   ------    ------        --------
LVIP Capital Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------     --         ---        --------   ------    ------        --------
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       3.554     6.255         1*        N/A        N/A         N/A
2010  .       6.255     7.211         1*        N/A        N/A         N/A
2011  .       7.211     6.436         1*        N/A        N/A         N/A
2012  .       6.436     7.843         1*        N/A        N/A         N/A
---------     -----     -----       ---        ------    ------        --------
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       9.682     5.409         1*        N/A        N/A         N/A
2009  .       5.409     7.846         1*        N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------     -----     -----       ---        ------    ------        --------
LVIP Delaware Bond
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A        10.715    10.974          1*
2008  .       N/A        N/A        N/A        10.974    10.421          2
2009  .      10.271    11.962         2        10.421    12.121          1*
2010  .      11.962    12.671         2        12.121    12.865          9
2011  .      12.671    13.315         2        12.865    13.546          4
2012  .      13.315    13.858         2        13.546    14.127          4
---------    ------    ------       ---        ------    ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       9.932     9.942         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Delaware Growth and Income
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Delaware Social Awareness
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.099    11.119         7          N/A        N/A        N/A
2012  .      11.119    11.626         8          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Capital Growth
2007  .      10.401    10.704         1*         N/A        N/A        N/A
2008  .      10.704     6.138         1*         N/A        N/A        N/A
2009  .       6.138     8.126         1*         N/A        N/A        N/A
2010  .       8.126     9.490         1*         N/A        N/A        N/A
2011  .       9.490     8.476         1*         N/A        N/A        N/A
2012  .       8.476     9.907         1*         N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Clarion Global Real Estate
2007  .       8.861     8.221         3          N/A        N/A        N/A
2008  .       8.221     4.678         3          N/A        N/A        N/A
2009  .       4.678     6.330         3          6.336     6.338         1*
2010  .       6.330     7.329         4          6.338     7.343         1*
2011  .       7.329     6.571         3          7.343     6.586         1*
2012  .       6.571     8.044         4          6.586     8.066         1*
---------    ------    ------       ---          -----     -----       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.536    10.839         1*         N/A        N/A        N/A
2008  .      10.839     5.394         1*         N/A        N/A        N/A
2009  .       5.394     7.859         1*         N/A        N/A        N/A
2010  .       7.859     9.818         5          N/A        N/A        N/A
2011  .       9.818     8.905         5          N/A        N/A        N/A
2012  .       8.905     9.308        11          N/A        N/A        N/A
---------    ------    ------       ---          -----     -----       ---
LVIP Delaware Bond
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.753    11.101         3         10.923    11.127         1*
2008  .      11.101    10.569         7         11.127    10.599        18
2009  .      10.569    12.323         8         10.599    12.364        18
2010  .      12.323    13.112        12          N/A        N/A        N/A
2011  .      13.112    13.841        19          N/A        N/A        N/A
2012  .      13.841    14.471        36          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.040     9.833         1*         N/A        N/A        N/A
2012  .       9.833    10.060         6          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      15.151    15.566         2          N/A        N/A        N/A
2008  .      15.566    10.204         1*         N/A        N/A        N/A
2009  .      10.204    13.221         1*         N/A        N/A        N/A
2010  .      13.221    14.599         1*         N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.868    11.913         1*         N/A        N/A        N/A
2008  .      11.913     7.504         1*         N/A        N/A        N/A
2009  .       7.504     9.174         1*         N/A        N/A        N/A
2010  .       9.174    10.161         5          N/A        N/A        N/A
2011  .      10.161    10.084         5          N/A        N/A        N/A
2012  .      10.084    11.404         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        --------
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        --------
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        --------
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        --------
LVIP Global Income
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A        10.658     11.448         1*
2011  .       N/A        N/A        N/A        11.448     11.332         1*
2012  .       N/A        N/A        N/A        11.332     11.950         1*
---------     --         ---        --------   ------     ------       ---
LVIP Growth Fund(2)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------   ------     ------       ---
LVIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------   ------     ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .     12.166     12.156         2          N/A        N/A        N/A
---------   ------     ------       ---        ------     ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------   ------     ------       ---        ------     ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      9.835      5.548         1*         N/A        N/A        N/A
2009  .      5.548      7.365         1*        7.296      7.404         1*
2010  .       N/A        N/A        N/A         7.404      8.200         1*
2011  .       N/A        N/A        N/A         8.200      7.237         1*
2012  .       N/A        N/A        N/A         7.237      8.462         1*
---------   ------     ------       ---        ------     ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------   ------     ------       ---        ------     ------       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------   ------     ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Special Opportunities
2007  .       9.247     9.142         2         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------     -----     -----       ---      ----------- -------- -------------
LVIP Dimensional Non-U.S. Equity
2011  .       8.066     8.300         5         N/A        N/A         N/A
2012  .       8.300     9.677         9         N/A        N/A         N/A
---------     -----     -----       ---      ----------- -------- -------------
LVIP Dimensional U.S. Equity
2011  .       9.031     9.356         6         N/A        N/A         N/A
2012  .       9.356    10.783        11         N/A        N/A         N/A
---------     -----    ------       ---      ----------- -------- -------------
LVIP Dimensional/Vanguard Total Bond
2011  .      10.326    10.344         4         N/A        N/A         N/A
2012  .      10.344    10.534         9         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Global Income
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.492    11.404         5         N/A        N/A         N/A
2012  .      11.404    12.056        15         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Growth Fund(2)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.805    10.903         1*        N/A        N/A         N/A
2012  .      10.903    12.300         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       9.510     9.792         6         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP MFS International Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       7.339     7.452         1*        N/A        N/A         N/A
2010  .       7.452     8.275         2         N/A        N/A         N/A
2011  .       8.275     7.321         2         N/A        N/A         N/A
2012  .       7.321     8.581         2         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP MFS Value
2007  .      10.058     9.710         2         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Mid-Cap Value
2007  .       9.621     8.638         1*        N/A        N/A         N/A
2008  .       8.638     5.028         1*        N/A        N/A         N/A
2009  .       5.028     7.031         1*        N/A        N/A         N/A
2010  .       7.031     8.551         1*        N/A        N/A         N/A
2011  .       8.551     7.612         3         N/A        N/A         N/A
2012  .       7.612     9.275         3         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---
LVIP Money Market
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         10.391    10.401        24
2009  .   N/A           N/A         N/A         10.401    10.218        10
2010  .   N/A           N/A         N/A         10.218    10.035        10
2011  .   N/A           N/A         N/A         10.035     9.854         9
2012  .   N/A           N/A         N/A          9.854     9.676         6
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2010
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2020
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2030
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2040
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Conservative
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.915    12.781         4
2008  .   N/A           N/A         N/A         12.781     8.333         4
2009  .   N/A           N/A         N/A          8.333    10.529         4
2010  .   N/A           N/A         N/A         10.529    11.620         4
2011  .   N/A           N/A         N/A         11.620    11.379         6
2012  .   N/A           N/A         N/A         11.379    12.162        28
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .      17.281    18.121         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP Money Market
2006  .      10.169    10.188         7         N/A        N/A         N/A
2007  .      10.188    10.498       121         N/A        N/A         N/A
2008  .      10.498    10.548        51        10.584    10.577          4
2009  .      10.548    10.389        21         N/A        N/A         N/A
2010  .      10.389    10.228        24         N/A        N/A         N/A
2011  .      10.228    10.069        19         N/A        N/A         N/A
2012  .      10.069     9.912        17         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile Conservative
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       9.757    11.427        36         N/A        N/A         N/A
2010  .      11.427    12.396        43         N/A        N/A         N/A
2011  .      12.396    12.617        43         N/A        N/A         N/A
2012  .      12.617    13.597        58         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile Growth
2006  .      11.861    11.932         1*        N/A        N/A         N/A
2007  .      11.932    12.863         8         N/A        N/A         N/A
2008  .      12.863     8.408         8         N/A        N/A         N/A
2009  .       8.408    10.650         8         N/A        N/A         N/A
2010  .      10.650    11.783         8         N/A        N/A         N/A
2011  .      11.783    11.568         8         N/A        N/A         N/A
2012  .      11.568    12.395        54        12.333    12.442          2
---------    ------    ------       ---        ------    ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         10.691    11.094         4
2011  .   N/A           N/A         N/A         11.094    11.668         3
2012  .   N/A           N/A         N/A         11.668    11.866         4
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          8.858     9.304         1*
2011  .   N/A           N/A         N/A          9.304     8.005         1*
2012  .   N/A           N/A         N/A          8.005     8.908         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         11.242    14.065         1*
2011  .   N/A           N/A         N/A         14.065    11.714         1*
2012  .   N/A           N/A         N/A         11.714    12.924         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .   N/A           N/A         N/A         12.124    12.404         2
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          7.998     8.384         1*
2011  .   N/A           N/A         N/A          8.384     7.194         1*
2012  .   N/A           N/A         N/A          7.194     8.320         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          8.781     6.964         1*
2009  .   N/A           N/A         N/A          6.964     9.226         1*
2010  .   N/A           N/A         N/A          9.226    10.768         1*
2011  .   N/A           N/A         N/A         10.768    10.789         1*
2012  .   N/A           N/A         N/A         10.789    11.857         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2006  .      11.493    11.519         1*        N/A        N/A         N/A
2007  .      11.519    12.356        11         N/A        N/A         N/A
2008  .      12.356     8.900        11         N/A        N/A         N/A
2009  .       8.900    11.187        10         N/A        N/A         N/A
2010  .      11.187    12.296         6         N/A        N/A         N/A
2011  .      12.296    12.211         6         N/A        N/A         N/A
2012  .      12.211    13.137        32         N/A        N/A         N/A
---------    ------    ------        --        ------    ------        --------
LVIP SSgA Bond Index
2008  .      10.023    10.459         1*        N/A        N/A         N/A
2009  .      10.459    10.732        26         N/A        N/A         N/A
2010  .      10.732    11.164        38         N/A        N/A         N/A
2011  .      11.164    11.771        42         N/A        N/A         N/A
2012  .      11.771    12.001        40         N/A        N/A         N/A
---------    ------    ------        --        ------    ------        --------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.394    10.489         1*        N/A        N/A         N/A
2012  .      10.489    11.157         1*        N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Developed International 150
2008  .       5.647     6.260         1*        N/A        N/A         N/A
2009  .       6.260     8.892         4         N/A        N/A         N/A
2010  .       8.892     9.363         6         N/A        N/A         N/A
2011  .       9.363     8.076         7         N/A        N/A         N/A
2012  .       8.076     9.010         7         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Emerging Markets 100
2008  .       5.506     6.052         1*        N/A        N/A         N/A
2009  .       6.052    11.285         3        11.226    11.293          1*
2010  .      11.285    14.154         5        11.293    14.169          1*
2011  .      14.154    11.818         6        14.169    11.837          1*
2012  .      11.818    13.071         6        11.837    13.098          1*
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Global Tactical Allocation RPM(7)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.872    10.695         3         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA International Index
2008  .       5.758     6.397         1*        N/A        N/A         N/A
2009  .       6.397     8.028         7         N/A        N/A         N/A
2010  .       8.028     8.436        15         N/A        N/A         N/A
2011  .       8.436     7.257        17         N/A        N/A         N/A
2012  .       7.257     8.414        16         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Large Cap 100
2008  .       6.345     6.973         1*        N/A        N/A         N/A
2009  .       6.973     9.261         9         N/A        N/A         N/A
2010  .       9.261    10.836        12         N/A        N/A         N/A
2011  .      10.836    10.884        12         N/A        N/A         N/A
2012  .      10.884    11.991        12         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.652    10.433         3         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA S&P 500 Index(1)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          9.795     6.927         2
2009  .   N/A           N/A         N/A          6.927     8.553         2
2010  .   N/A           N/A         N/A          8.553     9.609         1*
2011  .   N/A           N/A         N/A          9.609     9.584         1*
2012  .   N/A           N/A         N/A          9.584    10.853         1*
--------- ----------- -------- -------------     -----    ------       ---
LVIP SSgA Small-Cap Index
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          7.761     5.905         1*
2009  .   N/A           N/A         N/A          5.905     7.287         1*
2010  .   N/A           N/A         N/A          7.287     9.004         1*
2011  .   N/A           N/A         N/A          9.004     8.415         1*
2012  .   N/A           N/A         N/A          8.415     9.550         1*
--------- ----------- -------- -------------     -----    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         10.714    13.403         1*
2011  .   N/A           N/A         N/A         13.403    12.834         1*
2012  .   N/A           N/A         N/A         12.834    14.306         1*
--------- ----------- -------- -------------    ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Templeton Growth RPM
2007  .   N/A           N/A         N/A          9.864     9.780         1*
2008  .   N/A           N/A         N/A          9.780     5.962         2
2009  .   N/A           N/A         N/A          5.962     7.480         2
2010  .   N/A           N/A         N/A          7.480     7.806         1*
2011  .   N/A           N/A         N/A          7.806     7.407         1*
2012  .   N/A           N/A         N/A          7.407     8.792         1*
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.555    10.392         5         N/A        N/A         N/A
2012  .      10.392    11.276        73         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.850    10.465         3         N/A        N/A         N/A
2012  .      10.465    11.443         3         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP SSgA S&P 500 Index(1)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       6.587     6.989         1*        N/A        N/A         N/A
2009  .       6.989     8.651        13         N/A        N/A         N/A
2010  .       8.651     9.744        23         N/A        N/A         N/A
2011  .       9.744     9.742        22         N/A        N/A         N/A
2012  .       9.742    11.060        20         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       5.376     5.929         1*        N/A        N/A         N/A
2009  .       5.929     7.335         4         N/A        N/A         N/A
2010  .       7.335     9.086         5         N/A        N/A         N/A
2011  .       9.086     8.512         5         N/A        N/A         N/A
2012  .       8.512     9.685         7         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP SSgA Small-Mid Cap 200
2008  .       6.447     7.224         1*        N/A        N/A         N/A
2009  .       7.224    10.755         2         N/A        N/A         N/A
2010  .      10.755    13.488         3         N/A        N/A         N/A
2011  .      13.488    12.948         3         N/A        N/A         N/A
2012  .      12.948    14.468         2         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP T. Rowe Price Growth Stock
2007  .      10.218     9.924         1*        N/A        N/A         N/A
2008  .       9.924     5.665         1*        N/A        N/A         N/A
2009  .       5.665     7.958         2         N/A        N/A         N/A
2010  .       7.958     9.119         7         N/A        N/A         N/A
2011  .       9.119     8.804         6         N/A        N/A         N/A
2012  .       8.804    10.225         7         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      18.032    17.016         1*        N/A        N/A         N/A
2012  .      17.016    19.428         1*        N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        --------
LVIP Templeton Growth RPM
2007  .      10.174     9.795        15        9.911      9.798          1*
2008  .       9.795     5.986        16        9.798      5.991          1*
2009  .       5.986     7.529         8        5.991      7.539          1*
2010  .       7.529     7.877         5         N/A        N/A         N/A
2011  .       7.877     7.493         5         N/A        N/A         N/A
2012  .       7.493     8.916        22         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP UBS Large Cap Growth RPM
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A        15.931    16.215          4
2008  .      14.579     9.292         1*        N/A        N/A         N/A
2009  .       9.292    12.578         1*        N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
MFS VIT Growth
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
MFS VIT Total Return
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      14.207    14.376         3         N/A        N/A         N/A
2008  .      14.376    10.940         3         N/A        N/A         N/A
2009  .      10.940    12.618         5         N/A        N/A         N/A
2010  .      12.618    13.553         5         N/A        N/A         N/A
2011  .      13.553    13.488         4        13.095    13.059          1*
2012  .      13.488    14.659         5        13.059    14.221          1*
---------    ------    ------       ---        ------    ------        ---
MFS VIT Utilities
2006  .       N/A        N/A        N/A        18.856    18.590          1*
2007  .      29.523    35.183         2        18.590    23.278          3
2008  .      35.183    21.436         2        23.278    14.211          1*
2009  .      21.436    27.904         1*       14.211    18.536          1*
2010  .      27.904    31.031         1*       18.536    20.655          1*
2011  .      31.031    32.379         1*       20.655    21.595          1*
2012  .      32.379    35.914         1*       21.595    24.000          1*
---------    ------    ------       ---        ------    ------        ---
NB AMT Mid Cap Growth
2006  .       N/A        N/A        N/A        18.023    17.948          1*
2007  .      18.431    21.365         1*        N/A        N/A         N/A
2008  .      21.365    11.853         1*        N/A        N/A         N/A
2009  .      11.853    15.282         1*        N/A        N/A         N/A
2010  .      15.282    19.329         1*        N/A        N/A         N/A
2011  .      19.329    19.026         1*        N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
NB AMT Mid Cap Intrinsic Value
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A        N/A        N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP UBS Large Cap Growth RPM
2006  .      N/A        N/A         N/A         N/A        N/A         N/A
2007  .      N/A        N/A         N/A         N/A        N/A         N/A
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .     11.448    12.958          1*        N/A        N/A         N/A
2010  .     12.958    14.165          2         N/A        N/A         N/A
2011  .     14.165    13.114          1*        N/A        N/A         N/A
2012  .     13.114    14.984          1*        N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        --------
LVIP Vanguard Domestic Equity ETF
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        --------
LVIP Vanguard International Equity ETF
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        --------
MFS VIT Growth
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        --------
MFS VIT Total Return
2006  .      N/A        N/A         N/A         N/A        N/A         N/A
2007  .     14.399    14.443          9        14.370    14.071          1*
2008  .     14.443    11.041          8         N/A        N/A         N/A
2009  .     11.041    12.792         15         N/A        N/A         N/A
2010  .     12.792    13.801         15         N/A        N/A         N/A
2011  .     13.801    13.797         13         N/A        N/A         N/A
2012  .     13.797    15.063         17         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
MFS VIT Utilities
2006  .     13.639    14.081          4         N/A        N/A         N/A
2007  .     14.081    17.676         10        24.010    23.725          1*
2008  .     17.676    10.818          8         N/A        N/A         N/A
2009  .     10.818    14.146          4        13.305    19.006          1*
2010  .     14.146    15.803          4        19.006    21.242          1*
2011  .     15.803    16.563          5        21.242    22.276          1*
2012  .     16.563    18.454          2        22.276    24.831          1*
---------   ------    ------        ---        ------    ------        ---
NB AMT Mid Cap Growth
2006  .      N/A        N/A         N/A         N/A        N/A         N/A
2007  .      N/A        N/A         N/A         N/A        N/A         N/A
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
NB AMT Mid Cap Intrinsic Value
2006  .      N/A        N/A         N/A         N/A        N/A         N/A
2007  .     19.874    19.372          1*        N/A        N/A         N/A
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .     10.887    12.503          1*        N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .     15.288    13.910          1*        N/A        N/A         N/A
2012  .     13.910    14.391          1*        N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Lincoln ChoicePlusSM Design
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Design prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlusSM Design prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2013.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.